[front cover]

October 31, 1999

AMERICAN CENTURY(reg.sm)
Annual Report

[graphic of runners]
[graphic of person looking at computer screen]

Select
Heritage
Growth

[american century logo(reg.sm)]
American
Century

[inside front cover]

Y2K Testing Efforts Pay Dividends in Preparedness
--------------------------------------------------------------------------------

   Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999, to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

   When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

   Recognizing the possible impact of the Y2K issue, our senior-level Steering
Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000, a non-event for American Century investors.

   Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

   In March and April of this year, we participated in the Security Industry
Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data
Test conducted by the SIA and Financial Information Forum in May. Again, the
computer scripts were executed successfully with no Y2K-related errors.

   In addition to our testing schedule, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

SELECT
(TWCIX)
-----------------------------------------
HERITAGE
(TWHIX)
-----------------------------------------
GROWTH
(TWCGX)
-----------------------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY
FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Tackling the Rollover Challenge
--------------------------------------------------------------------------------

   Changing jobs or retiring? The American Century Personalized Rollover
Service(SM) provides individualized service that makes rolling over your employer-sponsored retirement plan easy and stress free.

   Our Rollover Expert Team will:

   * Give personal guidance on which options best meet your retirement needs by explaining the types of investments available through both our mutual funds and American Century Brokerage.

   * Assist you with the paperwork, helping to ensure it's completed right the first time.

   * Monitor retirement plan money as it rolls over from your employer-
     sponsored plan to the American Century Rollover IRA account.

   Call the Rollover Expert Team weekdays 7 a.m. to 7 p.m. (CT) at
1-888-345-2431, ext. 4232, or visit our Web site at www.americancentury.com.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     Growth-oriented investors--including those in Select, Heritage and Growth
-- were well-rewarded during the 12 months ended October 31, 1999. It was no cakewalk, however--the period will be remembered as one of heightened stock market volatility, particularly during the last six months when the Federal
Reserve raised interest rates twice. Nonetheless, several sectors of the economy, especially those connected to the Internet, displayed strong earnings growth, of which our funds took advantage.

     On the corporate front, we are constantly looking for ways to enhance our ability to generate investment returns and reduce costs associated with the management of our funds. One priority, for example, has been reducing the costs of buying and selling securities for our funds. To that end, we have been investing in companies that provide technology for electronic communications networks (ECNs). Today, more than one-third of our equity trades are executed over these "alternative" networks. Savings in this area directly affect the performance of your funds.

     Heritage fund manager Harold Bradley was promoted to senior vice president of Strategic Investments for American Century. He will oversee our private equity investments in technology- based companies. These investments benefit you by keeping American Century on the cutting edge of new investment technologies.
Heritage will continue to be managed by Linda Peterson and a team of seasoned analysts. James Stowers III will assist the Heritage team.

     We're also pleased to announce that American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand.

     This isn't American Century's first nod of approval from DALBAR. In June,
DALBAR recognized our statement's individual rate of return feature -- part of the personalized performance section -- as the key reason it ranked our statement second out of 88 mutual fund company statements in the nation.

     One final note -- in the spirit of our ongoing Year 2000 readiness disclosures, we've provided a complete update on our preparations for Y2K on the inside front cover of this report. We understand that our diligence in this area is very important to you.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                /s/James E. Stowers III
James E. Stowers, Jr.                   James E. Stowers III
Chairman of the Board and Founder       Vice Chairman of the Board and
                                        Chief Executive Officer

[right margin]

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
SELECT

HERITAGE

GROWTH

FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   24
   Statements of Operations ...............................................   25
   Statements of Changes
      in Net Assets .......................................................   26
   Notes to Financial
      Statements ..........................................................   27
   Financial Highlights ...................................................   31
   Independent Auditors'
      Report ..............................................................   40
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   41
   Background Information
      Investment Philosophy

                                                   www.americancentury.com    1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*    The year ended October 31, 1999, tested the mettle of common stock investors, who will remember the period as one of heightened volatility.
     When we closed the book on American Century's common stock funds, the
     Standard & Poor's 500 Index had gained 25.67%. The NASDAQ was up a stunning 67.46%, while the Dow Jones Industrials rose 26.97%.

*    Market sentiment shifted suddenly, if briefly, in the second calendar quarter. The Russell 2000, which tracks smaller firms, gained more than
     15%. Undervalued larger-capitalization stocks surged and improving foreign economies helped cyclical stocks.

*    In July, the first of two Federal Reserve interest rate hikes left the markets unscathed, and the major stock indices continued to climb. In
     August, the second interest rate hike sent a ripple of anxiety through the market. Investors quickly rewarded companies whose earnings exceeded expectations and punished companies whose earnings did not.

SELECT

*    Select posted a healthy 31.22% return for the year ended October 31. It outperformed its benchmark, the Standard & Poor's 500 Index, which gained 25.67% for the year, and also outpaced most of its peers. Select ranked in the 16th percentile of 363 large-cap core funds, according to
     Lipper Inc. Standardized ranking information can be found on page 5.

*    Computer hardware companies, electrical equipment manufacturers and semiconductor firms were among the fund's top-performing holdings. Names that added to returns included Cisco Systems, Sun Microsystems and IBM.

*    Semiconductor companies were also good performers. Their growth is being fueled by innovation within the communications industry, which is demanding smaller and more powerful integrated circuits.

*    Select's holdings in food and beverage companies dampened performance. The fund's stake in banks also weakened returns, as higher interest rates increased concerns about asset quality and loan demand.

HERITAGE

*    Heritage posted a strong gain for the year, significantly outperforming its benchmark. Its larger positions fared particularly well.

*    The fund had more than a third of its assets in technology-oriented firms, an area of the economy that saw strong earnings growth. The wireless industry was also a significant source of investments for Heritage.

*    Heritage's health care stocks slowed performance, in part because of uncertainty surrounding Medicare coverage for prescription drugs.

GROWTH

*    Growth posted a 36.31% return for the year ended October 31, 1999, outperforming its benchmark, the Russell 1000 Growth Index, which gained
     34.25%.

*    Technology-related companies, including semiconductor firms, computer software and hardware makers, and Internet companies, were among the fund's top-performing holdings.

*    Telecommunications companies also contributed as increasing demand for wireless and broadband technologies fueled their growth.

*    Holdings in tobacco and food and beverage companies dampened performance.

[left margin]

                                  SELECT(1)
                                   (TWCIX)
       TOTAL RETURNS:                               AS OF 10/31/99
          6 Months                                     3.31%(2)
          1 Year                                      31.22%
       INCEPTION DATE:                               6/30/71(3)
       NET ASSETS:                                  $7.3 billion(4)

                                 HERITAGE(1)
                                   (TWHIX)
       TOTAL RETURNS:                               AS OF 10/31/99
          6 Months                                     6.90%(2)
          1 Year                                       30.71%
       INCEPTION DATE:                               11/10/87
       NET ASSETS:                                  $1.0 billion(4)

                                   GROWTH(1)
                                   (TWCGX)
       TOTAL RETURNS:                               AS OF 10/31/99
          6 Months                                     9.23%(2)
          1 Year                                      36.31%
       INCEPTION DATE:                               6/30/71(3)
       NET ASSETS:                                  $8.3 billion(4)

(1)    Investor Class.
(2)    Not annualized.
(3)    Although the original inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment practices.
(4)    Includes Investor, Advisor, and Institutional classes.

Investment terms are defined in the Glossary on pages 43-44.

2      1-800-345-2021

Market Perspective from James E. Stowers III
--------------------------------------------------------------------------------

[photo of James E. Stowers III]
James E. Stowers III, Chief Executive Officer of American Century

THE YEAR IN BRIEF

     This has been a year of sharp contrasts. Consider the climate in which stocks began our fiscal year, and the atmosphere in which they ended it. In
October 1998, we were coming off a substantial downturn, which saw the S&P
500 drop 18% in just over 80 days. The Asian financial crises were raging, and the financial markets had been shaken by the collapse of a major U.S. hedge fund.

     Credit the Federal Reserve with quickly stepping in last fall and lowering interest rates. Stocks began to recover -- to the point where the Dow Jones
Industrials went beyond the 10,000 level for the first time ever and closed above 11,000 just a month later.

     In the first half of the period, a handful of large growth stocks led the market. In April, long-neglected value stocks and stocks of smaller companies suddenly rallied amid signs of economic recovery in Asia, but their performance run ended only a few weeks later. When the Federal Reserve reversed course and raised rates in July and August, the market retreated. But inflation remained dormant --despite the lowest unemployment rate in 30 years -- corporate earnings strengthened, and stock prices rallied again in late October.

A GREAT YEAR FOR GROWTH

     The period was rewarding for growth investors, particularly if you were focused on technology, as many of our portfolios were. The Internet economy --
as measured by equipment and software spending -- grew by almost 70% over the last 12 months. "Technology" once stood for microchips and computers.
Today it refers to a broad spectrum of companies involved in endeavors as diverse as electronics, telecommunications, cable TV and media, software, and medical products.

     The growth enjoyed by many high-tech companies was reflected in the performance of the NASDAQ Composite, where many such firms are represented.
NASDAQ gained a spectacular 67.46% during the 12 months ended October 31, 1999.

     Unfortunately, value investors had a relatively difficult time. The S&P
500/BARRA Growth Index was up 31.29% for the 12 months, versus a 19.01% gain for the S&P 500/BARRA Value Index.

A FINAL THOUGHT

     The last 12 months saw heightened stock market volatility as earnings-
conscious investors quickly rewarded companies that exceeded expectations, and swiftly punished those that fell short. Volatility can be unnerving, but it doesn't always lead to negative returns, as our results this year demonstrate.

     Ultimately, fiscal 1999 illustrates why we try to remain fully invested.
Market upturns tend to be sudden and powerful. We want investors in position to take full advantage of "good" -- but unpredictable --volatility.

[right margin]

"THE PERIOD WAS REWARDING FOR GROWTH INVESTORS, PARTICULARLY IF YOU WERE
FOCUSED ON TECHNOLOGY, AS MANY OF OUR PORTFOLIOS WERE."

MARKET RETURNS
FOR THE YEAR ENDED OCTOBER 31, 1999

S&P 500            25.67%
S&P MIDCAP 400     21.07%
RUSSELL 2000       14.87%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

[line chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED OCTOBER 31, 1999

               S&P 500      S&P Mid-Cap 400        Russell 2000
10/31/1998      $1.00           $1.00                 $1.00
11/30/1998      $1.06           $1.05                 $1.05
12/31/1998      $1.12           $1.18                 $1.12
 1/31/1999      $1.17           $1.13                 $1.13
 2/28/1999      $1.13           $1.07                 $1.04
 3/31/1999      $1.18           $1.10                 $1.06
 4/30/1999      $1.22           $1.19                 $1.15
 5/31/1999      $1.19           $1.19                 $1.17
 6/30/1999      $1.26           $1.26                 $1.22
 7/31/1999      $1.22           $1.23                 $1.19
 8/31/1999      $1.22           $1.19                 $1.14
 9/30/1999      $1.18           $1.15                 $1.14
10/31/1999      $1.26           $1.21                 $1.15

Value on 10/31/99
S&P 500            $1.26
S&P MidCap 400     $1.21
Russell 2000       $1.15

                                                  www.americancentury.com    3

Select--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1999

                  INVESTOR CLASS                  ADVISOR CLASS           INSTITUTIONAL CLASS
               (INCEPTION 6/30/71)(1)           (INCEPTION 8/8/97)         (INCEPTION 3/13/97)

               SELECT         S&P 500         SELECT         S&P 500      SELECT         S&P 500

6 Months(2)     3.31%          2.74%          3.18%           2.74%        3.39%          2.74%
1 Year         31.22%         25.67%         30.87%          25.67%       31.47%         25.67%
-------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
-------------------------------------------------------------------------------------------
3 Years        27.37%         26.52%            -              -            -               -
5 Years        23.26%         26.02%            -              -            -               -
10 Years       15.09%         17.82%            -              -            -               -
Life of Fund   17.67%         13.75%         22.27%          19.22%        28.32%        24.81%

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2) Returns for periods less than one year are not annualized.

See pages 41--43 for information about share classes, the S&P 500 Index, and returns.

[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS

Value on 10/31/99
S&P 500                 $51,530
Select                  $40,758

                Select         S&P 500
10/31/1989      $10000         $10000
10/31/1990      $ 9796         $ 9252
10/31/1991      $12447         $12351
10/31/1992      $12667         $13582
10/31/1993      $15480         $15611
10/31/1994      $14340         $16215
10/31/1995      $16493         $20502
10/31/1996      $19752         $25443
10/31/1997      $25261         $33613
10/31/1998      $31061         $41004
10/31/1999      $40758         $51530

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The
S&P 500 Index is provided for comparison in each graph. Select's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING OCTOBER 31)

                 Select           S&P 500
10/31/1990       -2.03%           -7.52%
10/31/1991       27.05%           33.50%
10/31/1992        1.76%            9.93%
10/31/1993       22.20%           14.89%
10/31/1994       -7.37%            3.87%
10/31/1995       15.02%           26.36%
10/31/1996       19.76%           24.03%
10/31/1997       27.89%           32.10%
10/31/1998       22.96%           21.96%
10/31/1999       31.22%           25.67%

4      1-800-345-2021

Select--Q&A
--------------------------------------------------------------------------------

[photo of Kenneth Crawford and James E. Stowers III]
     An interview with Kenneth Crawford and James E. Stowers III, portfolio managers on the Select investment team.

HOW DID SELECT PERFORM DURING  ITS FISCAL YEAR?

     Select posted a healthy 31.22% return for the year ended October 31, 1999.*
It outperformed its benchmark, the Standard & Poor's 500 Index, which gained
25.67% for the year, and also outpaced most of its peers. For the year, Select ranked in the 16th percentile of 363 large-cap core funds, according to Lipper,
Inc.**

WHAT HELPED THE FUND ACHIEVE THIS  PERFORMANCE?

     A major factor that worked in our favor was that investors continued to reward growth--in other words, successful companies experiencing strong growth in their earnings and revenues. These large, fast-growing companies are precisely the type that make up the bulk of Select's portfolio.

     A second factor that helped was that we took a fairly heavy stake in the companies in which we had the most confidence. This strategy worked well. Seven of Select's 10-largest holdings were among its best contributors.

WHAT SECTORS OR STOCKS CONTRIBUTED THE MOST TO RETURNS?

     Several large industry groups performed exceptionally well, including selected areas within technology, telecommunications, and financial services.
Select held a sizeable stake in many of the fastest-growing companies in these areas.

     Within technology, our best-performing holdings included computer hardware companies, electrical equipment manufacturers, semiconductor firms, and software providers. Companies that make computers and electronic gear are benefiting nicely from ongoing strong demand for personal computers and the boom in
e-commerce, wireless communications, and the Internet. Names that added significantly to returns included Cisco Systems and Sun Microsystems.

CAN YOU TELL US ABOUT THOSE COMPANIES?

     Cisco makes hardware and software used in linking local and wide-area computer networks. The company's success is driven in part through sales of its software platform that ties such networks together --a product for which there is dramatically increasing demand as more businesses move onto the Internet.

     Sun Microsystems makes computer workstations, servers, storage devices, and operating systems. Demand for its products has remained strong, fueled by the continued move by corporations to company-wide networking and the Internet. The company is also aggressively and successfully moving into new markets, including the financial services market, where three major banks announced their electronic bill-paying systems will use Sun technologies.

* All fund returns referenced in this interview are for Investor Class shares.

** According to Lipper, for the periods ending October 31, 1999, Select was ranked 58 out of 363 large-cap core funds for one year, 47 out of 111 large-cap core funds for five years, and 33 out of 47 large-cap core funds for 10 years.
Lipper rankings are based on average annual total returns.

[right margin}

"A MAJOR FACTOR THAT WORKED IN OUR FAVOR WAS THAT INVESTORS CONTINUED TO
REWARD GROWTH--IN OTHER WORDS, SUCCESSFUL COMPANIES EXPERIENCING STRONG GROWTH
IN THEIR EARNINGS AND REVENUES."

PORTFOLIO AT A GLANCE
                                                10/31/99          10/31/98
NO. OF COMPANIES                                  89                96
MEDIAN P/E RATIO                                 34.8              32.0
MEDIAN MARKET                                   $59.2             $31.6
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                               130%              165%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                              1.00%              1.00%

Investment terms are defined in the Glossary on pages 43-44.

                                                   www.americancentury.com    5

Select--Q&A
--------------------------------------------------------------------------------
                                                                   (Continued)

WHAT OTHER AREAS WITHIN TECHNOLOGY HELPED?

     Semiconductor companies were Select's third-best performing group.
Technical innovation is accelerating, and chips are now being used in everything from digital cameras and cable TV set-top boxes to medical equipment and automatic identification devices. Demand for personal computers, workstations, and servers remains a strong driver for chipmakers. However, growth in this group is shifting somewhat to communications, where need for Internet and copper-line bandwidth has led makers of wireless communications devices and data networking equipment to demand smaller, faster, and more powerful integrated circuits. Given this environment, we have maintained our stake in companies that have continued to perform well, including Texas Instruments, Intel, and Linear
Technology.

SELECT HAS A FAIRLY HEAVY STAKE IN  GENERAL ELECTRIC. WHAT ATTRACTED YOU  TO
THIS COMPANY?

     General Electric was our largest holding and has been among our top contributors for some time. The company is highly diversified, with business segments in broadcasting, appliances, aircraft engines, lighting products, and motors--as well as a rapidly expanding and profitable financial arm, GE Capital.
Nearly all of GE's operating segments are producing robust profit increases, and the future appears equally bright. The company has undertaken a widespread quality improvement effort resulting in better quality products and increasing customer demand, which should eventually boost margins.

WHICH SECTORS OR HOLDINGS DETRACTED FROM PERFORMANCE?

     Coca-Cola, a relatively small holding at slightly over 1% of investments, detracted the most from returns. Food and beverage companies in general have continued to struggle in the wake of the economic troubles that slowed their sales in foreign markets in recent years.

WHICH OTHER INDUSTRIES STRUGGLED?

     Select's stake in banks limited performance toward the end of the fiscal year. Continued industry consolidation was boosting earnings and revenues for a number of key players; however, the two interest rate hikes this summer dampened investor enthusiasm for bank shares. Anticipation of rising rates contributed to share-price volatility ahead of the hikes themselves. Higher interest rates are considered harmful to banks because they decrease the value of banks' investment portfolios, increase concern about asset quality, and potentially dampen loan demand. In addition, banks are beginning to face competition from non-bank financial-service providers (including new Internet companies) which is increasing pricing pressure and making it harder for banks to expand their revenues. Names that

[left margin]

TOP TEN HOLDINGS
                              % OF FUND INVESTMENTS
                              AS OF            AS OF
                            10/31/99          4/30/99

GENERAL ELECTRIC CO.
   (U.S.)                     5.4%             3.5%
MICROSOFT CORP.               4.9%             4.5%
CISCO SYSTEMS INC.            2.9%             2.4%
AMERICA ONLINE INC.           2.7%             2.2%
WAL-MART STORES, INC.         2.7%             2.5%
AMERICAN INTERNATIONAL
   GROUP, INC.                2.5%             2.4%
PROCTER & GAMBLE
   CO. (THE)                  2.4%             2.3%
CITIGROUP INC.                2.2%             3.3%
BRISTOL-MYERS
   SQUIBB CO.                 2.2%             1.6%
MOBIL CORP.                   2.1%              -

TOP FIVE INDUSTRIES
                              % OF FUND INVESTMENTS
                              AS OF            AS OF
                             10/31/99         4/30/99
DRUGS                         9.3%             7.7%
BANKS                         7.8%            10.1%
FINANCIAL SERVICES            7.1%             7.3%
ELECTRICAL EQUIPMENT          7.1%             8.0%
TELEPHONE                     6.8%             6.0%

6   1-800-345-2021

Select--Q&A
--------------------------------------------------------------------------------
                                                                   (Continued)

detracted from performance in the second half included First Union and Bank of
America.

DID YOU MAKE ANY MAJOR INDUSTRY SHIFTS IN SELECT'S PORTFOLIO IN RECENT MONTHS?

     We made several. We significantly reduced our stake in computer hardware companies, which went from more than 10% of investments to 2.6%.

     Select's pharmaceutical weighting remains significant at 9.3% of investments. However, we eliminated selected drug companies, including Abbott
Laboratories and American Home Products.

PLEASE ADDRESS THE CHANGES THAT OCCURRED IN SELECT'S MANAGEMENT EARLIER THIS
YEAR.

     As we discussed in our semiannual report, the investment professionals who previously managed Select resigned after accepting positions at another fund company. We now co-manage Select's portfolio. Ken was previously an analyst on
American Century's Growth fund, and prior to that served as an analyst on
Select's team. He has also been a lead manager on two large-company investment portfolios that American Century manages for institutional clients. Jim is Chief
Investment Officer for all of American Century's U.S. growth equity funds. We work closely with a dedicated team of seasoned investment analysts. Thanks to the team's depth of investment experience and our team approach, the change in management has been virtually seamless, and performance has actually improved since June.

[right margin]

"HIGHER INTEREST RATES ARE CONSIDERED HARMFUL TO BANKS BECAUSE THEY
DECREASE THE VALUE OF BANKS' INVESTMENT PORTFOLIOS, INCREASE CONCERN ABOUT ASSET
QUALITY, AND POTENTIALLY DAMPEN LOAN DEMAND."

[pie charts - data below]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF OCTOBER 31, 1999
Common Stocks                   95%
Temporary Cash Investments       5%

AS OF APRIL 30, 1999
Common Stocks                   99%
Temporary Cash Investments       1%

                                                  www.americancentury.com    7

Select--Schedule of Investments
--------------------------------------------------------------------------------
This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country. NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period. OCTOBER 31, 1999 Shares ($ in
Thousands) Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 94.8%

ALCOHOL -- 1.0%
               1,068,400   Anheuser-Busch Companies, Inc.        $              76,724
                                                                 --------------------
APPAREL & TEXTILES -- 0.5%
                 631,600   NIKE, Inc.                                           35,646
                                                                 --------------------
BANKS -- 7.8%
               2,069,500   Bank of New York Co., Inc. (The)                     86,660
               1,420,500   Bank of America Corp.                                91,445
                 897,500   Chase Manhattan Corp.                                78,419
               3,085,100   Citigroup Inc.                                      166,982
                 471,500   Fifth Third Bancorp                                  34,788
               2,551,000   Wells Fargo & Co.                                   122,129
                                                                 --------------------
                                                                               580,423
                                                                 --------------------
CHEMICALS -- 1.5%
                 661,106   du Pont (E.I.) de Nemours & Co.                      42,600
                 718,900   Minnesota Mining
                              & Manufacturing Co.                               68,340
                                                                 --------------------
                                                                               110,940
                                                                 --------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.6%
                 622,700   Dell Computer Corp.(1)                               24,966
               1,129,000   EMC Corp. (Mass.)(1)                                 82,417
                 190,200   Pitney Bowes Inc.                                     8,666
                 773,200   Sun Microsystems, Inc.(1)                            81,790
                                                                 --------------------
                                                                               197,839
                                                                 --------------------
COMPUTER SOFTWARE -- 6.7%
                 241,600   Computer Associates
                              International, Inc.                               13,650
                 983,800   International Business
                              Machines Corp.                                    96,781
               3,934,200   Microsoft Corp.(1)                                  364,159
                 591,000   Oracle Corp.(1)                                      28,128
                                                                 --------------------
                                                                               502,718
                                                                 --------------------
DEFENSE/AEROSPACE -- 0.9%
                 745,000   AlliedSignal Inc.                                    42,418
                 508,300   Boeing Co.                                           23,414
                                                                 --------------------
                                                                                65,832
                                                                 --------------------
DEPARTMENT STORES -- 3.3%
                 758,600   Dayton Hudson Corp.                                  49,025
               3,500,000   Wal-Mart Stores, Inc.                               198,406
                                                                 --------------------
                                                                               247,431
                                                                 --------------------

Shares                     ($ in Thousands)                                  Value
-------------------------------------------------------------------------------

DRUGS -- 9.3%
                 354,300   Amgen Inc.(1)                        $               28,244
               2,163,600   Bristol-Myers Squibb Co.                            166,192
                 737,800   Lilly (Eli) & Co.                                    50,816
               1,342,000   Merck & Co., Inc.                                   106,773
               3,346,500   Pfizer, Inc.                                        132,187
                 570,000   Pharmacia & Upjohn Inc.                              30,744
               1,290,000   Schering-Plough Corp.                                63,855
               1,457,500   Warner-Lambert Co.                                  116,327
                                                                ---------------------
                                                                               695,138
                                                                ---------------------
ELECTRICAL EQUIPMENT -- 7.1%
               2,954,100   Cisco Systems Inc.(1)                               218,696
                 402,600   Corning Inc.                                         31,654
               2,234,300   Lucent Technologies Inc.                            143,554
                 860,000   Motorola, Inc.                                       83,796
                 381,700   Nokia Corp. Cl A ADR                                 44,110
                 140,900   Tellabs, Inc.(1)                                      8,908
                                                                ---------------------
                                                                               530,718
                                                                ---------------------
ELECTRICAL UTILITIES -- 0.7%
               2,017,100   Southern Co.                                         53,579
                                                                ---------------------
ENERGY RESERVES & PRODUCTION -- 5.4%
               1,006,600   Atlantic Richfield Co.                               93,803
               1,463,937   Conoco Inc. Cl B                                     39,709
               1,643,900   Mobil Corp.                                         158,636
                 370,000   Phillips Petroleum Co.                               17,205
               1,631,000   Royal Dutch Petroleum Co.
                              New York Shares                                   97,758
                                                                ---------------------
                                                                               407,111
                                                                ---------------------
FINANCIAL SERVICES -- 7.1%
                 405,600   American Express Co.                                 62,462
                 612,400   Fannie Mae                                           43,327
                 462,400   Federal Home Loan Mortgage
                              Corporation                                       24,999
               2,961,800   General Electric Co. (U.S.)                         401,509
                                                                ---------------------
                                                                               532,297
                                                                ---------------------
FOOD & BEVERAGE -- 1.8%
               1,300,900   Coca-Cola Company (The)                              76,753
               1,708,900   PepsiCo, Inc.                                        59,277
                                                                ---------------------
                                                                               136,030
                                                                ---------------------
FOREST PRODUCTS & PAPER -- 0.9%
               1,087,700   Kimberly-Clark Corp.                                 68,661
                                                                ---------------------
GAS & WATER UTILITIES -- 0.3%
                 510,000   Enron Corp.                                          20,368
                                                                ---------------------

8   1-800-345-2021                           See Notes to Financial Statements

Select--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1999

Shares                     ($ in Thousands)                                    Value
--------------------------------------------------------------------------------

HOME PRODUCTS -- 3.3%
               1,137,800   Colgate-Palmolive Co.                 $              68,837
               1,734,000   Procter & Gamble Co. (The)                          181,853
                                                                 --------------------
                                                                               250,690
                                                                 --------------------
INDUSTRIAL PARTS -- 4.0%
                 520,700   Honeywell Inc.                                       54,901
                 365,000   Textron Inc.                                         28,173
               3,840,200   Tyco International Ltd.                             153,368
               1,046,400   United Technologies Corp.                            63,307
                                                                 --------------------
                                                                               299,749
                                                                 --------------------
INFORMATION SERVICES -- 1.6%
               1,959,000   First Data Corp.                                     89,502
                 760,300   SAP AG ADR(2)                                        27,799
                                                                 --------------------
                                                                               117,301
                                                                 --------------------
INTERNET -- 2.7%
               1,546,600   America Online Inc.(1)                              200,575
                                                                 --------------------
LEISURE -- 0.3%
                 368,500   Eastman Kodak Co.                                    25,404
                                                                 --------------------
MEDIA -- 1.2%
                 820,200   CBS Corp.(1)                                         40,036
                 715,000   Time Warner Inc.                                     49,827
                                                                 --------------------
                                                                                89,863
                                                                 --------------------
MEDICAL PRODUCTS & SUPPLIES -- 3.4%
               1,014,800   Guidant Corp.                                        50,106
               1,349,900   Johnson & Johnson                                   141,402
               1,755,600   Medtronic, Inc.                                      60,788
                                                                 --------------------
                                                                               252,296
                                                                 --------------------
OIL REFINING -- 0.1%
                 300,000   Williams Companies, Inc. (The)                       11,250
                                                                 --------------------
OIL SERVICES -- 1.4%
                 967,900   Halliburton Co.                                      36,478
               1,175,300   Schlumberger Ltd.                                    71,179
                                                                 --------------------
                                                                               107,657
                                                                 --------------------
PROPERTY AND CASUALTY
INSURANCE -- 2.5%
               1,793,750   American International Group, Inc.                  184,644
                                                                 --------------------
PUBLISHING -- 0.1%
                  94,200   Gannett Co., Inc.                                     7,265
                                                                 --------------------
RESTAURANTS -- 0.9%
               1,567,500   McDonald's Corp.                                     64,659
                                                                 --------------------
SECURITIES & ASSET MANAGEMENT -- 1.1%
                 680,200   AXA Financial, Inc.                                  21,809
                 516,500   Morgan Stanley Dean Witter & Co.                     56,976
                                                                 --------------------
                                                                                78,785
                                                                 --------------------

Shares/Prinicipal Amount   ($ in Thousands)                                   Value
-------------------------------------------------------------------------------

SEMICONDUCTOR -- 3.8%
                 433,900   Applied Materials, Inc.(1)           $               38,983
               1,595,200   Intel Corp.                                         123,479
                 289,300   Linear Technology Corp.                              20,224
               1,150,000   Texas Instruments Inc.                              103,213
                                                                ---------------------
                                                                               285,899
                                                                ---------------------
SPECIALTY STORES -- 2.7%
               1,065,200   CVS Corp.                                            46,270
               2,100,000   Home Depot, Inc.                                    158,550
                                                                ---------------------
                                                                               204,820
                                                                ---------------------
TELEPHONE -- 6.8%
                 551,000   AT&T Corp.                                           25,759
                 720,000   Bell Atlantic Corp.                                  46,755
                 801,100   GTE Corp.                                            60,083
               1,775,500   MCI WorldCom, Inc.(1)                               152,305
               2,511,316   SBC Communications Inc.                             127,920
                 723,000   Sprint Corp.                                         53,728
                 640,300   U S WEST, Inc.                                       39,098
                                                                ---------------------
                                                                               505,648
                                                                ---------------------
WIRELESS TELECOMMUNICATIONS -- 2.0%
                 449,900   Nextel Communications, Inc.(1)                       38,790
                 292,200   Sprint PCS(1)                                        24,234
               1,749,500   Vodafone Group plc ADR                               83,867
                                                                ---------------------
                                                                               146,891
                                                                ---------------------
TOTAL COMMON STOCKS                                                          7,094,851
                                                                ---------------------
   (Cost $5,045,959)

 TEMPORARY CASH INVESTMENTS -- 5.2%
                  $99,346  FHLB Discount Notes, 5.16%,
                              11/1/99(3)                                       $99,346
                   50,654  FNMA Discount Notes, 5.16%,
                              11/1/99(3)                                        50,654
                   50,000  FNMA Discount Notes, 5.09%,
                              11/22/99(3)                                       49,850
       Repurchase Agreement, Morgan Stanley Group,
          Inc., (U.S. Treasury obligations), in a joint
          trading account at 5.16%, dated 10/29/99,
          due 11/1/99 (Delivery value $110,748)                                110,700
       Repurchase Agreement, State Street Boston
          Corp., (U.S. Treasury obligations), in a joint
          trading account at 5.17%, dated 10/29/99,
          due 11/1/99 (Delivery value $79,334)                                  79,300
                                                                 --------------------
TOTAL TEMPORARY CASH INVESTMENTS                                               389,850
                                                                 --------------------
   (Cost $389,794)
TOTAL INVESTMENT SECURITIES -- 100.0%                                      $7,484,701
                                                                =====================
   (Cost $5,435,753)

See Notes to Financial Statements                 www.americancentury.com    9

Select--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1999

FUTURES CONTRACTS
                           ($ in Thousands)
                       Expiration           Underlying Face           Unrealized
  Purchased               Date              Amount at Value              Gain
-----------------------------------------------------------------------------
 370 S&P 500            December
   Futures                1999                 $127,372                 $1,204
 200 S&P 500              March
   Futures                2000                   69,600                  4,356
                                            -----------------------------------
                                               $196,972                 $5,560
                                            ===================================

FUTURES CONTRACTS are typically based on a stock index, such as the S&P 500, and they tend to track the performance of the index while remaining very liquid
(easy to buy and sell). By investing its cash assets in index futures, the fund can stay fully invested in stocks while having easy access to the money.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FHLB = Federal Home Loan Bank
FNMA = Federal National Mortgage Association

(1) Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the
Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for
a summary of transactions for each issuer which is or was an affiliate at or during the year ended October 31, 1999.

(3) Rate disclosed is the yield to maturity at purchase.

10  1-800-345-2021                           See Notes to Financial Statements

Heritage--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1999

                      INVESTOR CLASS                 ADVISOR CLASS                INSTITUTIONAL CLASS
                   (INCEPTION 11/10/87)           (INCEPTION 7/11/97)             (INCEPTION 6/16/97)

               HERITAGE     S&P MIDCAP 400     HERITAGE     S&P MIDCAP 400      HERITAGE     S&P MIDCAP 400

6 MONTHS(1)      6.90%          1.86%           6.74%          1.86%              6.97%          1.86%
1 YEAR          30.71%         21.07%          30.37%         21.07%             30.92%         21.07%
----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
----------------------------------------------------------------------------------------------------
3 YEARS         12.55%         19.67%               --             --              --              --
5 YEARS         13.77%         19.51%               --             --              --              --
10 YEARS        12.09%         16.71%               --             --              --              --
LIFE OF FUND    14.81%         18.83%(2)         5.96%        15.17%              8.27%        15.64%(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 11/30/87, the date nearest the class's inception for which data are available.

(3) Since 6/19/97, the date nearest the class's inception for which data are available.

See pages 41-43 for information about share classes, the S&P MidCap 400
Index, and returns.

[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS

Value on 10/31/1999
S&P MidCap 400          $46,896
Heritage                $31,282

                       Heritage        S&P MidCap 400 Index
10/31/1989               $10000               $10000
10/31/1990               $ 8837               $ 8660
10/31/1991               $11776               $14155
10/31/1992               $12913               $15460
10/31/1993               $16612               $18788
10/31/1994               $16424               $19236
10/31/1995               $19880               $23315
10/31/1996               $21955               $27361
10/31/1997               $28446               $36299
10/31/1998               $23931               $38735
10/31/1999               $31282               $46896

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The
S&P MidCap 400 Index is provided for comparison in each graph. Heritage's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P
MidCap 400 Index do not. The graphs are based on Investor Class shares only;
performance for other classes will vary due to differences in fee structures
(see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING OCTOBER 31)

                        Heritage         S&P MidCap 400 Index
10/31/1990              -11.62%                -13.40%
10/31/1991               33.25%                 63.45%
10/31/1992                9.65%                  9.22%
10/31/1993               28.64%                 21.53%
10/31/1994               -1.13%                  2.38%
10/31/1995               21.04%                 21.21%
10/31/1996               10.44%                 17.35%
10/31/1997               29.56%                 32.67%
10/31/1998              -15.87%                  6.71%
10/31/1999               30.71%                 21.07%

                                                  www.americancentury.com   11

Heritage--Q&A
--------------------------------------------------------------------------------

[photo of Harold Bradley and Linda Peterson]
     An interview with Harold Bradley and Linda Peterson, portfolio managers on the Heritage investment team.

HOW DID HERITAGE PERFORM FOR THE 12 MONTHS ENDED OCTOBER 31, 1999?

     Heritage gained 30.71%, nearly 10 percentage points above the 21.07%
increase posted by its benchmark, the Standard & Poor's MidCap 400 Index.*

WHAT HELPED YOU ACHIEVE THAT INDEX-BEATING RETURN?

     To begin with, we were invested heavily in the part of the market that performed best --technology stocks. The average technology stock in the MidCap
400 Index was up 115% for the 12 months. More than a third of Heritage's assets were invested in technology-oriented firms.

     Our assets were also concentrated in several stocks that did particularly well. We look for medium-sized companies whose earnings are accelerating. As part of our strategy, Heritage carries larger weightings in
"high-confidence" holdings -- companies our research says have the best chance to sustain their growth. When we closed the books in October, the fund's 10 largest holdings accounted for 31% of assets, and our three largest positions performed exceptionally well.

WHICH COMPANIES POWERED THE FUND?

     Gemstar International Group, our largest position, continued to lead the fund. Gemstar holds the patent on some much-needed technology for television viewers: an on-screen, interactive program guide. Most cable systems are delivering 100 or more channels, and that number is expected to grow. Gemstar's pending merger with TV Guide, Inc., will make it the dominant player in this space. As more users have access to the program guide, we believe it will become an important future source of advertising revenue. Gemstar's shares gained more than 200% during the year.

     We've also been pleased with our investment in UnitedGlobalCom. The stock has doubled since we bought it six months ago, and was our third-best contributor for the year. UnitedGlobalCom is one of the largest cable firms in
Europe, and provides cable service in more than 20 countries. The cable industry in the United States has broadened its offerings to include premium movie channels, Internet access, and telephone service. We think the international cable industry will undergo the same type of transformation.

WHICH OTHER HOLDINGS ADDED TO RETURNS?

     QUALCOMM, another newcomer to the portfolio, also made a big impact. This company's fortunes are tied directly to the exploding demand for wireless phone service. QUALCOMM holds the patent for the dominant wireless technology known as
CDMA, or "code division multiple access." CDMA makes it possible to more easily send data --words and pictures -- over wireless networks. In essence, this technology turns cellular phones into tiny portable computers, giving users the ability to reach for information whenever they need it,

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"HERITAGE CARRIES LARGER WEIGHTINGS IN 'HIGH-CONFIDENCE'
HOLDINGS--COMPANIES OUR RESEARCH SAYS HAVE THE BEST CHANCE TO SUSTAIN THEIR
GROWTH."

PORTFOLIO AT A GLANCE
                                                10/31/99          10/31/98
NO. OF COMPANIES                                  87                82
MEDIAN P/E RATIO                                 26.2              25.3
MEDIAN MARKET                                    $3.51             $2.97
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                               134%              148%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                              1.00%              1.00%

Investment terms are defined in the Glossary on pages 43-44.

12  1-800-345-2021

Heritage--Q&A
--------------------------------------------------------------------------------
                                                                   (Continued)

from wherever they may be at the time. QUALCOMM has licensed its technology to more than 60 manufacturers of portable phones and other wireless products.

WHICH STOCKS DID NOT LIVE UP TO YOUR EXPECTATIONS?

     One was the Metzler Group, now known as Navigant Consulting, Inc. This consulting firm works with energy and utility companies, and has built itself primarily through acquisitions, a method of growth that investors haven't rewarded with much enthusiasm.

     We also sold our stake in Mylan Laboratories during the summer after the generic drug maker's pricing came under government scrutiny. We don't mind being on the sidelines until Medicare coverage for prescription drugs is resolved.
Also on the Medicare front, a new nursing home payment plan that restricted reimbursements to a fixed payment per patient caused us to sell Omnicare, a company that provides drug therapy to those facilities.

WHAT MAJOR CHANGES DID YOU MAKE IN  THE PORTFOLIO'S STRUCTURE?

     As you saw with QUALCOMM, we are enthusiastic about the future of wireless communications, and are spreading investments across that part of the telecommunications arena. We own stock in the most prominent service provider,
Sprint PCS. We feel Sprint has the best wireless network in the United States.
That asset has attracted another investor -- MCI WorldCom, which is in the process of acquiring Sprint.

     The electrical equipment end of the wireless business is also fertile ground. The makers of portable phones, and the companies that provide their electronic ingredients, can't produce them fast enough. A great example is one of our new investments, Vishay Intertechnology. If you own a portable phone, chances are that Vishay made many of the 450 passive components inside it, such as capacitors, diodes, and transistors. The Pennsylvania- based company is the largest U.S. and European manufacturer of this kind of circuitry.

WERE THERE ANY OTHER SIGNIFICANT CHANGES?

     At the beginning of the year, we made a sizeable investment in another area within electrical equipment -- companies that make semiconductors (computer chips that store, process, and send information). These tiny wafers are the nerve centers of hundreds of everyday products -- computers, phones, TVs, automobiles, and household appliances.

     Novellus Systems and KLA-Tencor are two semiconductor equipment makers.
Novellus has anticipated the transition from aluminum to copper-based integrated circuits. Copper is superior to aluminum as an electrical conductor. KLA-Tencor makes measurement and inspection technologies that help customers increase profitability in their semiconductor manufacturing operations.

YOU NEARLY DOUBLED HERITAGE'S INVESTMENTS IN COMPUTER SOFTWARE TO 8% OF ASSETS.
WHAT LED YOU TO INCREASE YOUR INVESTMENT IN THAT INDUSTRY?

     We want to take advantage of demand for software in two areas: publishing on the Internet and applications for server-based computing done by businesses.
To do so, we've added two software companies to our roster, Adobe Systems and
Citrix Systems.

[right margin]

TOP TEN HOLDINGS
                                               % OF FUND INVESTMENTS
                                              AS OF             AS OF
                                            10/31/99           4/30/99

GEMSTAR INTERNATIONAL
     GROUP LTD.                               7.3%               6.3%
UNITEDGLOBALCOM CL A                          4.4%               2.8%(1)
QUALCOMM INC.
     (CONVERTIBLE PREFERRED)                  3.5%               0.5%
MONTANA POWER CO.                             2.9%               4.5%
ALBERTA ENERGY CO.
     LTD. ORD                                 2.5%               2.4%
CITREX SYSTEMS, INC.
     (CONVERTIBLE BOND)                       2.3%               1.0%
NATIONAL COMPUTER
     SYSTEMS, INC.                            2.2%               1.8%
GLOBAL TELESYSTEMS
     GROUP, INC.
     (CONVERTIBLE BOND)                       2.2%               3.4%
ADOBE SYSTEMS INC.                            2.0%               1.1%
CONCORD EFS, INC.                             2.0%                --

TOP FIVE INDUSTRIES
                                               % OF FUND INVESTMENTS
                                              AS OF             AS OF
                                            10/31/99           4/30/99

INFORMATION SERVICES                         11.0%               8.1%
MEDIA                                         9.0%              12.7%
ELECTRICAL EQUIPMENT                          8.6%               4.1%
COMPUTER SOFTWARE                             8.1%               4.8%
WIRELESS TELECOMMUNICATIONS                   5.6%               0.5%

(1) Name change from United International Holdings, Inc. Cl A effective 7/26/99.

                                                  www.americancentury.com   13

Heritage--Q&A
--------------------------------------------------------------------------------
                                                                   (Continued)

     If you send or receive documents over your PC, chances are you've used
Adobe's Acrobat software. Adobe's Portable Document Format (PDF) has become the standard file format for distributing documents online. The company also makes popular Web design software. Adobe's shares have gained 275% since we bought the stock late last year.

     Citrix operates in the corporate computing realm. It provides software that allows for software applications to reside on a server instead of the desktop.
This helps companies decrease their costs of desktop computing. Software installations or updates are made only once --on the server --to be used by PCs across the organization. It also enables employees to have remote access to software, a growing trend in the industry.

IN THEIR MESSAGE, THE STOWERSES INDICATED THAT PORTFOLIO MANAGER HAROLD BRADLEY
IS LEAVING THE FUND TO TAKE ANOTHER POSITION AT AMERICAN CENTURY. WILL ANOTHER
PORTFOLIO MANAGER BE ADDED TO THE TEAM?

     That's correct --Harold is managing American Century's private equity investments in companies whose technology will enhance our ability to better serve our investors. We appreciate Harold's hard work on behalf of Heritage shareholders. Linda will continue to manage the fund, with analysts Michael
Orndorff, David Rose and Pat Warren. In addition, Jim Stowers III, who oversees
American Century's domestic growth funds, will assist the Heritage team. We plan to hire an additional portfolio manager for the fund by the end of the year.

WHAT'S YOUR STRATEGY AND OUTLOOK FOR HERITAGE MOVING FORWARD?

     The investment approach that drives Heritage is direct and disciplined. We think your money belongs in successful firms whose earnings and revenues are growing at an accelerating rate.

     Hopefully, the stock market's leadership will begin to broaden past technology. We see --and own --decidedly successful companies in other fields that deserve investors' attention.

[left margin]

"THE INVESTMENT APPROACH THAT DRIVES HERITAGE IS DIRECT AND DISCIPLINED. WE
THINK YOUR MONEY BELONGS IN SUCCESSFUL FIRMS WHOSE EARNINGS AND REVENUES ARE
GROWING AT AN ACCELERATING RATE."

[pie charts - data below]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF OCTOBER 31, 1999

Common Stocks                     77%
Convertible Bonds                  7%
Convertible Preferred Stock        7%
Temporary Cash Investments         9%

AS OF APRIL 30, 1999

Common Stocks                     89%
Convertible Bonds                  6%
Convertible Preferred Stock        4%
Temporary Cash Investments         1%

14  1-800-345-2021

Heritage--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies,  the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

OCTOBER 31, 1999

Shares                     ($ in Thousands)                                   Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 76.7%

APPAREL & TEXTILES -- 0.6%
                  150,100  Liz Claiborne, Inc.                   $               6,004
                                                                 --------------------
BANKS -- 1.4%
                   98,900  Hudson United Bancorp                                 3,109
                  117,370  Huntington Bancshares Inc.                            3,473
                  345,100  Toronto-Dominion Bank (The) ORD                       7,916
                                                                 --------------------
                                                                                14,498
                                                                 --------------------
BUILDING -- 1.6%
                  878,780  CRH plc ORD                                          16,631
                                                                 --------------------
CHEMICALS -- 1.4%
                   83,700  Avery Dennison Corp.                                  5,231
                  150,900  Lubrizol Corp.                                        3,867
                  133,200  Rohm and Haas Co.                                     5,095
                                                                 --------------------
                                                                                14,193
                                                                 --------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 0.5%
                   29,900  Emulex Corp.(1)                                       4,662
                                                                 --------------------
COMPUTER SOFTWARE -- 5.3%
                  290,800  Adobe Systems Inc.                                   20,347
                   68,000  Amdocs Ltd.(1)                                        1,891
                  281,500  Novell, Inc.(1)                                       5,639
                  309,900  Rational Software Corp.(1)                           13,229
                  112,800  Siebel Systems, Inc.(1)                              12,383
                                                                 --------------------
                                                                                53,489
                                                                 --------------------
CONSTRUCTION & REAL PROPERTY -- 0.9%
                  303,600  Masco Corp.                                           9,260
                                                                 --------------------
DEPARTMENT STORES -- 0.7%
                  330,800  Family Dollar Stores, Inc.                            6,823
                                                                 --------------------
DRUGS -- 2.3%
                  303,183  ALPHARMA INC.                                        10,668
                  174,400  BioChem Pharma Inc.(1)                                3,591
                   75,400  Gilead Sciences, Inc.(1)                              4,767
                  115,900  Pharmacyclics, Inc.(1)                                4,064
                                                                 --------------------
                                                                                23,090
                                                                 --------------------
ELECTRICAL EQUIPMENT -- 8.6%
                  220,000  ANTEC Corp.(1)                                       10,649
                  140,800  AVX Technology                                        5,632
                   35,400  Foundry Networks, Inc.(1)                             6,704
                  280,300  Kent Electronics Corp.(1)                             5,448
                   73,700  KLA-Tencor Corporation(1)                             5,838

Shares                     ($ in Thousands)                                   Value
--------------------------------------------------------------------------------

                  397,700  Millipore Corp.                      $               12,677
                  195,300  Molex Inc.                                            7,141
                   74,900  Novellus Systems, Inc.(1)                             5,802
                  120,500  Optical Coating Laboratory, Inc.                     12,946
                  579,450  Vishay Intertechnology, Inc.(1)                      14,160
                                                                ---------------------
                                                                                86,997
                                                                ---------------------
ELECTRICAL UTILITIES -- 3.1%
                   40,000  Calpine Corp.(1)                                      2,305
                1,038,000  Montana Power Co.                                    29,518
                                                                ---------------------
                                                                                31,823
                                                                ---------------------
ENERGY RESERVES & PRODUCTION -- 3.1%
                  822,200  Alberta Energy Co. Ltd. ORD                          25,425
                  168,500  Burlington Resources Inc.                             5,876
                                                                ---------------------
                                                                                31,301
                                                                ---------------------
FINANCIAL SERVICES -- 2.8%
                  745,350  Concord EFS, Inc.(1)                                 20,148
                  305,700  MBNA Corp.                                            8,445
                                                                ---------------------
                                                                                28,593
                                                                ---------------------
HEAVY ELECTRICAL EQUIPMENT -- 1.2%
                  231,000  Ballard Power Systems Inc.(1)                         6,490
                  126,100  Dover Corp.                                           5,367
                                                                ---------------------
                                                                                11,857
                                                                ---------------------
INDUSTRIAL PARTS -- 0.5%
                  186,200  Kennametal Inc.                                       5,353
                                                                ---------------------
INDUSTRIAL SERVICES -- 1.5%
                  417,600  Manpower Inc.                                        14,668
                                                                ---------------------
INFORMATION SERVICES -- 11.0%
                  846,500  Gemstar International Group Ltd.(1)                  73,434
                   87,800  Getronics N.V. ORD                                    4,388
                  586,400  National Computer Systems, Inc.                      22,192
                  393,300  Navigant Consulting, Inc.(1)                         11,234
                                                                ---------------------
                                                                               111,248
                                                                ---------------------
INTERNET -- 1.9%
                    7,200  Akamai Technologies, Inc.(1)                          1,045
                  443,100  Digex, Inc.(1)                                       12,684
                   73,500  Verity, Inc.(1)                                       5,065
                                                                ---------------------
                                                                                18,794
                                                                ---------------------
LEISURE -- 1.2%
                  116,800  Four Seasons Hotels Inc.                              4,869
                  125,000  Harley-Davidson, Inc.                                 7,414
                                                                ---------------------
                                                                                12,283
                                                                ---------------------

See Notes to Financial Statements                 www.americancentury.com   15

Heritage--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1999

Shares                     ($ in Thousands)                                   Value
--------------------------------------------------------------------------------
MEDIA -- 7.7%
                  145,100  Adelphia Communications
                              Corp. Cl A(1)                     $                7,912
                  219,900  TV Guide, Inc. Cl A(1)                               11,545
                  511,500  UnitedGlobalCom Cl A(1)                              44,437
                  305,300  USA Networks Inc.(1)                                 13,748
                                                                 --------------------
                                                                                77,642
                                                                 --------------------
MEDICAL PRODUCTS & SUPPLIES -- 2.5%
                   44,000  Affymetrix, Inc.(1)                                   3,883
                  108,700  Bausch & Lomb Inc. Cl A                               5,870
                  123,200  MiniMed Inc.(1)                                       9,344
                   88,200  PE Corp-PE Biosystems Group                           5,722
                                                                 --------------------
                                                                                24,819
                                                                 --------------------
MINING & METALS -- 2.0%
                  122,600  Nucor Corp.                                           6,360
                  266,200  Stillwater Mining Co. (1)                             5,357
                  532,800  Worthington Industries, Inc.                          8,841
                                                                 --------------------
                                                                                20,558
                                                                 --------------------
OIL SERVICES -- 3.9%
                  215,900  Diamond Offshore Drilling, Inc.                       6,855
                  480,100  Ensco International Inc.                              9,302
                  332,700  Petroleum Geo-Services ASA ADR(1)                     4,866
                   96,700  Schlumberger Ltd.                                     5,856
                  230,400  Tidewater Inc.                                        6,912
                  219,600  Transocean Offshore                                   5,970
                                                                 --------------------
                                                                                39,761
                                                                 --------------------
PROPERTY AND CASUALTY INSURANCE -- 2.6%
                  218,900  MGIC Investment Corp.                                13,079
                  248,850  PMI Group, Inc. (The)                                12,909
                                                                 --------------------
                                                                                25,988
                                                                 --------------------
SECURITIES & ASSET MANAGEMENT -- 1.3%
                    4,455  Julius Baer Holding AG ORD                           13,424
                                                                 --------------------
SEMICONDUCTOR -- 4.6%
                  130,800  Analog Devices, Inc.(1)                               6,949
                  240,600  CTS Corp.                                            13,609
                  550,100  International Rectifier Corp.(1)                     10,693
                  291,700  National Semiconductor Corp.(1)                       8,733
                   71,300  PMC-Sierra, Inc.(1)                                   6,718
                                                                 --------------------
                                                                                46,702
                                                                 --------------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.4%
                  179,500  Alexander & Baldwin, Inc.                             4,302
                                                                 --------------------
WIRELESS TELECOMMUNICATIONS -- 2.1%
                  107,600  Sprint PCS(1)                                         8,924
                  127,100  VoiceStream Wireless Corp.(1)                        12,555
                                                                 --------------------
                                                                                21,479
                                                                 --------------------
TOTAL COMMON STOCKS                                                            776,242
                                                                 --------------------
   (Cost $580,144)

Shares/Principal Amount    ($ in Thousands)                                  Value
-------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 7.2%

COMPUTER SOFTWARE -- 0.5%
                  185,100  Amdocs Automatic, 6.75%, 9/11/02     $                4,928
                                                                ---------------------
ELECTRICAL UTILITIES -- 0.9%
                  150,000  Calpine Capital Trust, 5.75%,
                              11/1/04()                                          8,869
                                                                ---------------------
ENTERTAINMENT -- 1.5%
                  270,900  Premier Parks Inc., 7.50%, 4/1/01                    14,629
                                                                ---------------------
MEDIA -- 0.8%
                   50,000  Adelphia Communications Corp.,
                              Series D, 5.50%, 12/31/49                          8,467
                                                                ---------------------
WIRELESS TELECOMMUNICATIONS -- 3.5%
                  113,300  QUALCOMM Inc., 5.75%, 2/24/12                        35,449
                                                                ---------------------
TOTAL CONVERTIBLE PREFERRED STOCKS                                              72,342
                                                                ---------------------
   (Cost $55,175)

CONVERTIBLE BONDS -- 7.3%

COMPUTER SOFTWARE -- 2.3%
                  $45,408  Citrix Systems, Inc., 4.83%,
                              3/22/19(2)                                        22,931
                                                                ---------------------
DRUGS -- 1.7%
                    2,000  Affymetrix, Inc., 5.00%, 10/1/06                      1,876
                   10,292  Centocor, Inc., 4.75%, 2/15/05                       15,123
                                                                ---------------------
                                                                                16,999
                                                                ---------------------
MEDIA -- 0.5%
                    6,150  Comcast Corp., 2.00%, 10/15/29                        5,127
                                                                ---------------------
SEMICONDUCTOR -- 0.6%
                    3,000  Conexant Systems, Inc., 4.25%,
                              5/1/06                                             6,407
                                                                ---------------------
TELEPHONE -- 2.2%
                   21,113  Global Telesystems Group, Inc.,
                              5.75%, 7/1/10                                     21,940
                                                                ---------------------
TOTAL CONVERTIBLE BONDS                                                         73,404
                                                                ---------------------
   (Cost $65,543)

 TEMPORARY CASH INVESTMENTS -- 8.8%
       Repurchase Agreement,  BA Security Services,
          (U.S. Treasury obligations), in a joint trading
          account at 5.20%, dated 10/29/99,
          due 11/1/99 (Delivery value $48,421)                                 48,400

16  1-800-345-2021                           See Notes to Financial Statements

Heritage--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1999
                           ($ in Thousands)                     Value
--------------------------------------------------------------------------------
       Repurchase Agreement, Merrill Lynch & Co., Inc.,
          (U.S. Treasury obligations), in a joint trading
          account at 5.19%, dated 10/29/99,
          due 11/1/99 (Delivery value $41,018)                   $              41,000
                                                                 --------------------
TOTAL TEMPORARY CASH INVESTMENTS                                                89,400
                                                                 --------------------
   (Cost $89,400)
TOTAL INVESTMENT SECURITIES -- 100.0%                                       $1,011,388
                                                                 ====================
   (Cost $790,262)

 FUTURES CONTRACTS
                              ($ in Thousands)
                      Expiration         Underlying Face           Unrealized
   Purchased             Date             Amount at Value             Loss
--------------------------------------------------------------------------
  197 S&P 400          December
   Futures               1999                 $39,548                $(744)
                                         ====================================

FUTURES CONTRACTS are typically based on a stock index, such as the S&P 400, and they tend to track the performance of the index while remaining very liquid
(easy to buy and sell). By investing its cash assets in index futures, the fund can stay fully invested in stocks while having easy access to the money.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
ORD =  Foreign Ordinary Share

(1) Non-income producing.

(2) Zero-coupon bond. The yield to maturity at purchase is indicated.
    Zero-coupon bonds are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements                 www.americancentury.com   17

Growth--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF OCTOBER 31, 1999

                      INVESTOR CLASS                        ADVISOR CLASS                     INSTITUTIONAL CLASS
                  (INCEPTION 6/30/71)(1)                 (INCEPTION 6/4/97)                   (INCEPTION 6/16/97)
              GROWTH     RUSSELL     S&P 500       GROWTH    RUSSELL    S&P 500       GROWTH         RUSSELL       S&P 500
                      1000 GROWTH                          1000 GROWTH                             1000 GROWTH
6 MONTHS(2)     9.23%     7.46%       2.74%         9.07%     7.46%       2.74%         9.32%         7.46%         2.74%
1 YEAR         36.31%    34.25%      25.67%        35.93%     34.25%     25.67%        36.62%        34.25%        25.67%
--------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------------------------------------------
3 YEARS        27.41%   29.73%       26.52%          --        --          --            --            --            --
5 YEARS        22.30%   28.06%       26.02%          --        --          --            --            --            --
10 YEARS       16.43%   19.03%       17.82%          --        --          --            --            --            --
LIFE OF FUND   19.08%    N/A(3)      13.75%        28.79%   26.47%(4)   22.01%         26.84%       26.47%(4)     22.01%(4)

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2) Returns for periods less than one year are not annualized.

(3) Benchmark began 1/1/79.

(4) Since 6/30/97, the date nearest the class's inception for which data are available.

See pages 41-43 for information about share classes, the Russell 1000 Growth
Index, the S&P 500 Index, and returns.

[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS

Value on 10/31/1999
Russell 1000 Growth Index     $57,110
S&P 500                       $51,530
Growth                        $45,737

                 Growth           Russell 1000 Growth Index         S&P 500
10/31/1989       $10000                   $10000                    $10000
10/31/1990       $ 8828                   $ 9434                    $ 9252
10/31/1991       $14181                   $13232                    $12351
10/31/1992       $15028                   $14664                    $13582
10/31/1993       $16302                   $15736                    $15611
10/31/1994       $16736                   $16586                    $16215
10/31/1995       $20470                   $21433                    $20502
10/31/1996       $22144                   $26160                    $25443
10/31/1997       $28311                   $34130                    $33613
10/31/1998       $33557                   $42540                    $41004
10/31/1999       $45737                   $57110                    $51530

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison in each graph. Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING OCTOBER 31)

                 Growth          Russell 1000 Growth Index
10/31/1990       -11.72%                   -5.66%
10/31/1991        60.64%                   40.26%
10/31/1992         5.96%                   10.82%
10/31/1993         8.48%                    7.31%
10/31/1994         2.66%                    5.40%
10/31/1995        22.31%                   29.23%
10/31/1996         8.18%                   22.05%
10/31/1997        27.85%                   30.47%
10/31/1998        18.53%                   24.64%
10/31/1999        36.31%                   34.25%

18  1-800-345-2021

Growth--Q&A
--------------------------------------------------------------------------------

[photo of Greg Woodhams and C. Kim Goodwin]
     An interview with Greg Woodhams and C. Kim Goodwin, portfolio managers on the Growth investment team.

HOW DID GROWTH PERFORM DURING ITS  FISCAL YEAR?

     Growth posted a 36.31% return for the year ended October 31, 1999, outperforming its benchmark, the Russell 1000 Growth Index, which gained
34.25%.* Growth also outperformed the S&P 500 Index, considered to be representative of the broad market, which gained 25.67%.

WHAT HELPED THE FUND ACHIEVE ITS STRONG PERFORMANCE?

     The concentrated nature of the portfolio was an asset, in that many of the fund's largest holdings were also its best contributors. In fact, as of October
31, Growth's top 10 holdings represented more than 36% of investments. We do considerable research and analysis as we select stocks. As a result, we feel confident taking substantial positions in those companies that we believe hold the most promise.

     Several large sectors performed especially well during the period, including technology, telecommunications, and pharmaceuticals. Our heavier stakes in the fastest-growing companies in these areas helped push Growth's return above that of its benchmark.

     It also helped that, aside from a brief period in the second calendar quarter, investors continued to reward large- capitalization companies that came through with healthy earnings -- precisely the types of companies we seek for
Growth's portfolio.

WHERE DID YOU FIND YOUR BEST  OPPORTUNITIES?

     So far, 1999 has been a banner year for many technology-related companies, especially semiconductor firms, computer software and hardware makers, and
Internet companies. For these groups, growth is being fueled by demand for wireless communications services, continued strong demand for computers and software, increasing Internet traffic, and recovering global markets.

     Semiconductor companies, which represented more than 8% of investments at
October 31, topped our list of contributors to performance. Demand in this group has shifted from personal computers to communications, where end-user demand for
Internet and data capacity has led communications and data networking equipment manufacturers, along with makers of wireless communications devices, to demand faster and more powerful integrated circuits.

     Texas Instruments (TI), one of Growth's largest holdings, is a global manufacturer of semiconductors and the leading supplier of digital signal processors and analog devices. Mounting demand in wireless communications and mass storage applications and

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"SO FAR, 1999 HAS BEEN  A BANNER YEAR FOR MANY TECHNOLOGY-RELATED COMPANIES,
ESPECIALLY SEMICONDUCTOR FIRMS, COMPUTER SOFTWARE AND HARDWARE MAKERS, AND
INTERNET COMPANIES."

PORTFOLIO AT A GLANCE
                                               10/31/99          10/31/98
NO. OF COMPANIES                                  60                53
MEDIAN P/E RATIO                                 43.7              34.9
MEDIAN MARKET                                   $61.8             $32.2
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                               92%              126%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                              1.00%              1.00%

Investment terms are defined in the Glossary on pages 43-44.

                                                  www.americancentury.com   19

Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

improving sales in global markets are driving TI's success. The company continues to beat quarterly earnings expectations.

WHICH OTHER AREAS WITHIN TECHNOLOGY  PERFORMED WELL?

     Computer software and hardware companies are also reaping benefits from the technology boom. Software giant Microsoft continued to rank among our best-contributing stocks. Demand for its products has remained robust, despite the recent litigation and adverse judgement, and the company will release its upgraded Windows 2000 operating system early next year.

     On the hardware side, strong performers included Cisco Systems, Growth's top-contributing stock and third-largest holding, and EMC Corporation.

     Cisco is the leading supplier of equipment used in linking local and wide-area computer system networks. The rush of businesses embracing the
Internet has created a growing market niche for the firm.

     EMC makes high-performance storage products and services for mainframe and mid-range computer systems.

WHICH OTHER INDUSTRIES OR COMPANIES CONTRIBUTED TO PERFORMANCE?

     Telecommunications companies have contributed significantly to Growth's returns for several quarters and remain a good source of potential.
Consolidation within this industry is continuing at a swift pace, and the fund has benefited from this trend. We maintained our focus on companies with strong data or wireless capabilities, such as MCI WorldCom and Airtouch Communications.

     AirTouch, meanwhile, was purchased by Vodafone, the leading international mobile telecommunications provider, in a move to bolster Vodafone's competitiveness and breadth of coverage in the United States.

     During the year, we added to our investment in the German
telecommunications firm Mannesmann as the company's performance in the German and Italian wireless markets continued to be strong. Mannesmann is now among our
10 largest positions.

WHICH STOCKS WERE DISAPPOINTING?

     Growth's small stake in tobacco companies earlier in the year hurt performance. Our only holding in this group, Philip Morris, performed poorly amidst a backdrop of legal setbacks and unfavorable, precedent-setting rulings that were troublesome for the tobacco industry in general. We eliminated this stock from the portfolio in March.

     Food and beverage companies struggled in a difficult relative environment as international sales tapered off in line with slower activity in many economies around the world. One holding in this group, Coca-Cola, suffered due to sluggish international markets as well as a product recall in Europe.

[left margin]

TOP TEN HOLDINGS
                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                              10/31/99             4/30/99
GENERAL ELECTRIC CO.
   (U.S.)                                        5.8%                 2.6%
MICROSOFT CORP.                                  5.4%                 4.4%
CISCO SYSTEMS INC.                               4.8%                 3.6%
AMERICA ONLINE INC.                              3.6%                 2.5%
WARNER-LAMBERT CO.                               3.5%                 1.8%
TEXAS INSTRUMENTS INC.                           3.2%                 1.8%
BRISTOL-MYERS
   SQUIBB CO.                                    2.6%                 1.1%
PFIZER, INC.                                     2.6%                 2.0%
MANNESMANN AG ORD                                2.5%                 1.2%
CLEAR CHANNEL
   COMMUNICATIONS, INC.                          2.5%                 2.5%

TOP FIVE INDUSTRIES
                                                   % OF FUND INVESTMENTS
                                                 AS OF               AS OF
                                               10/31/99             4/30/99
DRUGS                                           12.9%                11.9%
COMPUTER SOFTWARE                               11.4%                 6.9%
ELECTRICAL EQUIPMENT                             9.1%                 6.5%
SEMICONDUCTOR                                    8.4%                 6.6%
FINANCIAL SERVICES                               5.8%                 7.0%

20  1-800-345-2021

Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO IN THE LAST SIX MONTHS?

     Yes. Our most significant shifts were in technology, where we moved from computer hardware companies, which represented nearly 8% of investments at mid-year, to computer software, which went from about 7% of investments to more than 11%.

     We maintained a heavy stake in pharmaceuticals, which remains our largest industry concentration. Our focus is concentrated on companies with appealing product pipelines and low exposure to generic products, such as Pfizer,
Bristol-Myers, and Warner Lambert. In the case of Warner Lambert, we increased our investment as a result of the strong performance of its anti-cholesterol drug, Lipitor.

HAVE THERE BEEN ANY CHANGES TO THE MANAGEMENT TEAM?

     Yes. We'd like to take this opportunity to introduce Prescott LeGard, an investment analyst who joined Growth's investment team in March. He is a
Chartered Financial Analyst with more than six years of investment management experience, and will focus on technology stocks. Our team's depth and breadth of expertise is significant, given the research-intensive approach used in managing
Growth's portfolio. We believe we have the seasoned talent and resources in place to continue providing very competitive performance over time.

[right margin]

"OUR TEAM'S DEPTH AND BREADTH OF EXPERTISE  IS SIGNIFICANT, GIVEN  THE
RESEARCH-INTENSIVE APPROACH USED IN  MANAGING GROWTH'S PORTFOLIO."

[pie charts - data below}

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF OCTOBER 31, 1999
Common Stocks                   94%
Temporary Cash Investments       6%

AS OF APRIL 30, 1999
Common Stocks                   92%
Temporary Cash Investments       8%

                                                  www.americancentury.com   21

Growth--Schedule of Investments
--------------------------------------------------------------------------------
This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies,  the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

OCTOBER 31, 1999
Shares                     ($ in Thousands)                                   Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 94.4%

BANKS -- 3.3%
                2,892,900  Citigroup Inc.                        $            156,578
                2,460,200  Wells Fargo & Co.                                  117,782
                                                                 -------------------
                                                                              274,360
                                                                 -------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.9%
                2,588,500  EMC Corp. (Mass.)(1)                               188,960
                  724,500  Hewlett-Packard Co.                                 53,658
                                                                 -------------------
                                                                              242,618
                                                                 -------------------
COMPUTER SOFTWARE -- 11.4%
                  339,500  BMC Software, Inc.(1)                               21,781
                1,213,300  Computer Associates International, Inc              68,551
                1,379,100  International Business Machines Corp.              135,669
                4,898,000  Microsoft Corp.(1)                                 453,371
                2,675,400  Oracle Corp.(1)                                    127,332
                4,223,000  Parametric Technology Corp.(1)                      80,633
                1,025,800  Rational Software Corp.(1)                          43,789
                1,016,400  Unisys Corp.(1)                                     24,648
                                                                 -------------------
                                                                              955,774
                                                                 -------------------
DEPARTMENT STORES -- 2.2%
                3,330,600  Wal-Mart Stores, Inc.                              188,803
                                                                 -------------------
DRUGS -- 12.9%
                  467,700  Amgen Inc.(1)                                       37,284
                2,871,000  Bristol-Myers Squibb Co.                           220,529
                5,488,200  Pfizer, Inc.                                       216,784
                3,083,900  Pharmacia & Upjohn Inc.                            166,338
                3,020,200  Schering-Plough Corp.                              149,500
                3,723,500  Warner-Lambert Co.                                 297,182
                                                                 -------------------
                                                                            1,087,617
                                                                 -------------------
ELECTRICAL EQUIPMENT -- 9.1%
                5,441,500  Cisco Systems Inc.(1)                              402,841
                1,737,800  Lucent Technologies Inc.                           111,654
                  979,400  Motorola, Inc.                                      95,430
                1,181,000  Scientific-Atlanta, Inc.                            67,612
                1,232,000  Solectron Corp.(1)                                  92,708
                                                                 -------------------
                                                                              770,245
                                                                 -------------------
ENERGY RESERVES & PRODUCTION -- 0.8%
                  827,160  BP Amoco Plc ADR                                    47,768
                  255,400  Exxon Corp.                                         18,916
                                                                 -------------------
                                                                               66,684
                                                                 -------------------
Shares                     ($ in Thousands)                                  Value
-------------------------------------------------------------------------------

FINANCIAL SERVICES -- 5.8%
                3,574,700  General Electric Co. (U.S.)         $              484,595
                                                               ---------------------
FOOD & BEVERAGE -- 3.4%
                1,504,500  Coca-Cola Company (The)                             88,766
                3,745,700  Coca-Cola Enterprises, Inc.                         95,749
                3,034,700  PepsiCo, Inc.                                      105,266
                                                               ---------------------
                                                                              289,781
                                                               ---------------------
GROCERY STORES -- 0.8%
                1,906,000  Safeway Inc.(1)                                     67,306
                                                               ---------------------
HOME PRODUCTS -- 2.2%
                1,807,900  Procter & Gamble Co. (The)                         189,604
                                                               ---------------------
INDUSTRIAL PARTS -- 1.8%
                  826,248  Tyco International Ltd.                             32,998
                1,956,100  United Technologies Corp.                          118,344
                                                               ---------------------
                                                                              151,342
                                                               ---------------------
INFORMATION SERVICES -- 2.5%
                3,035,600  First Data Corp.                                   138,689
                1,549,000  Young & Rubicam Inc.                                70,867
                                                               ---------------------
                                                                              209,556
                                                               ---------------------
INTERNET -- 3.6%
                2,318,300  America Online Inc.(1)                             300,654
                                                               ---------------------
MEDIA -- 5.1%
                2,498,100  CBS Corp.(1)                                       121,938
                2,578,600  Clear Channel Communications, Inc.(1)              207,255
                2,836,900  Infinity Broadcasting Corp. Cl A(1)                 98,050
                                                               ---------------------
                                                                              427,243
                                                               ---------------------
MEDICAL PRODUCTS & SUPPLIES -- 3.3%
                3,267,500  Guidant Corp.                                      161,333
                3,328,400  Medtronic, Inc.                                    115,246
                                                               ---------------------
                                                                              276,579
                                                               ---------------------
OIL SERVICES -- 0.7%
                  910,300  Schlumberger Ltd.                                   55,130
                                                               ---------------------
PROPERTY & CASUALTY INSURANCE -- 1.8%
                1,473,125  American International Group, Inc.                 151,640
                                                               ---------------------
RESTAURANTS -- 0.4%
                  870,000  McDonald's Corp.                                    35,888
                                                               ---------------------
SECURITIES & ASSET MANAGEMENT -- 0.5%
                1,256,500  Franklin Resources, Inc.                            43,978
                                                               ---------------------

22  1-800-345-2021                           See Notes to Financial Statements

Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1999

Shares/Principal Amount    ($ in Thousands)                                   Value
--------------------------------------------------------------------------------

SEMICONDUCTOR -- 8.4%
                1,324,100  Intel Corp.                          $             102,494
                  897,000  JDS Uniphase Corp.(1)                              149,659
                  766,700  Linear Technology Corp.                             53,597
                2,980,600  Texas Instruments Inc.                             267,509
                1,704,000  Xilinx, Inc.(1)                                    133,924
                                                                --------------------
                                                                              707,183
                                                                --------------------
SPECIALTY STORES -- 2.9%
                1,340,400  CVS Corp.                                           58,224
                2,455,000  Home Depot, Inc.                                   185,352
                                                                --------------------
                                                                              243,576
                                                                --------------------
TELEPHONE -- 4.0%
                  914,400  Bell Atlantic Corp.                                 59,379
                1,626,100  GTE Corp.                                          121,958
                  253,600  MCI WorldCom, Inc.(1)                               21,754
                1,780,800  Sprint Corp.                                       132,336
                                                                --------------------
                                                                              335,427
                                                                --------------------
WIRELESS TELECOMMUNICATIONS -- 4.6%
                1,570,000  ALLTEL Corp.                                       130,702
                1,321,060  Mannesmann AG ORD                                  208,790
                1,058,500  Vodafone Group plc ADR                              50,742
                                                                --------------------
                                                                              390,234
                                                                --------------------
TOTAL COMMON STOCKS                                                         7,945,817
                                                               ---------------------
  (Cost $5,576,009)

 TEMPORARY CASH INVESTMENTS -- 5.6%

                $  50,000  U.S. Treasury Bills, 4.67%,
                              1/6/00(2)                                         49,567
                  201,300  FNMA Discount Notes, 5.16%,
                              11/1/99(2)                                       201,300
                   50,000  FNMA Discount Notes, 5.09%,
                              11/22/99(2)                                       49,850

       Repurchase Agreement, Morgan Stanley Group,
          Inc., (U.S. Treasury obligations), in a joint
          trading account at 5.16%, dated 10/29/99,
          due 11/1/99 (Delivery Value $173,875)                                173,800
                                                                 --------------------
TOTAL TEMPORARY CASH INVESTMENTS                                               474,517
                                                                 --------------------
   (Cost $474,523)
TOTAL INVESTMENT SECURITIES -- 100.0%                                       $8,420,334
                                                                 ====================
   (Cost $6,050,532)

 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
                           ($ in Thousands)
     Contracts           Settlement                              Unrealized
      to Sell               Date              Value                 Loss
------------------------------------------------------------------------
  97,646,149 EURO         11/30/99          $103,155               $(90)
                                         =================================
(Value on Settlement Date $103,065)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

 FUTURES CONTRACTS
                           ($ in Thousands)
                        Expiration         Underlying Face        Unrealized
     Purchased             Date             Amount at Value          Gain
------------------------------------------------------------------------
    595 S&P 500          December
      Futures              1999                $204,829             $10,075
                                         ==================================

Futures contracts are typically based on a stock index, such as the S&P 500, and they tend to track the performance of the index while remaining very liquid
(easy to buy and sell). By investing its cash assets in index futures, the fund can stay fully invested in stocks while having easy access to the money.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FNMA = Federal National Mortgage Association
ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) Rate disclosed is the yield to maturity at purchase.

See Notes to Financial Statements                 www.americancentury.com   23

Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

OCTOBER 31, 1999
                                                                        SELECT          HERITAGE          GROWTH
ASSETS
                                                                         (In Thousands Except Per-Share Amounts)
Investment securities -- unaffiliated, at value
  (identified cost of $5,407,728,
  $790,262 and $6,050,532, respectively) (Note 3) ..............   $    7,456,902   $    1,011,388   $    8,420,334
Investment securities -- affiliated, at value
  (identified cost of $28,025) (Note 5) ........................           27,799             --               --
Cash ...........................................................              321            2,324             --
Receivable for investments sold ................................           73,816           20,461          217,214
Dividends and interest receivable ..............................            4,309            1,283            4,761
Receivable for variation margin on futures contracts ...........           14,382            2,745           22,431
                                                                   --------------   --------------   --------------
                                                                        7,577,529        1,038,201        8,664,740
                                                                   --------------   --------------   --------------

LIABILITIES
Disbursements in excess of demand deposit cash .................             --               --                440
Payable for investments purchased ..............................          227,477           36,268          303,559
Payable for forward foreign currency exchange contracts ........             --               --                 90
Payable for capital shares redeemed ............................            7,402             --              7,035
Accrued management fees (Note 2) ...............................            5,944              816            6,756
Distribution and service fees payable (Note 2) .................                3             --                  5
Payable for directors' fees and expenses (Note 2) ..............                5                1                5
Accrued expenses and other liabilities .........................                6                1                8
                                                                   --------------   --------------   --------------
                                                                          240,837           37,086          317,898
                                                                   --------------   --------------   --------------
NET ASSETS .....................................................   $    7,336,692   $    1,001,115   $    8,346,842
                                                                   ==============   ==============   ==============

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ........................   $    4,620,745   $      662,839   $    4,899,024
Undistributed net investment income ............................             --              3,419             --
Accumulated undistributed net realized gain on
  investments and foreign currency transactions ................          661,439          114,478        1,068,029
Net unrealized appreciation on investments and translation
  of assets and liabilities in foreign currencies (Note 3) .....        2,054,508          220,379        2,379,789
                                                                   --------------   --------------   --------------
                                                                   $    7,336,692   $    1,001,115   $    8,346,842
                                                                   ==============   ==============   ==============
INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets .....................................................   $7,216,030,744   $  999,963,034   $8,332,629,608
Shares outstanding .............................................      135,347,102       76,818,292      263,727,208
Net asset value per share ......................................   $        53.32   $        13.02   $        31.60
ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets .....................................................   $    8,368,886   $    1,059,946   $   12,759,009
Shares outstanding .............................................          157,336           81,665          404,778
Net asset value per share ......................................   $        53.19   $        12.98   $        31.52
INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets .....................................................   $  112,292,521   $       91,728   $    1,453,231
Shares outstanding .............................................        2,102,440            7,033           45,907
Net asset value per share ......................................   $        53.41   $        13.04   $        31.66

24  1-800-345-2021                           See Notes to Financial Statements

Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED OCTOBER 31, 1999
                                                                  SELECT       HERITAGE        GROWTH

INVESTMENT INCOME (LOSS)                                                    (In Thousands)
INCOME:
Dividends (net of foreign taxes withheld of $362,
  $119, and $394, respectively) ............................   $    61,545   $     7,854    $    41,233
Interest ...................................................         9,131         3,823         16,218
                                                               -----------   -----------    -----------
                                                                    70,676        11,677         57,451
                                                               -----------   -----------    -----------
EXPENSES (NOTE 2):
Management fees ............................................        68,824         9,827         75,413
Distribution fees - Advisor Class ..........................            13             3             23
Service fees - Advisor Class ...............................            13             3             23
Directors' fees and expenses ...............................            60            12             66
                                                               -----------   -----------    -----------
                                                                    68,910         9,845         75,525
                                                               -----------   -----------    -----------
NET INVESTMENT INCOME (LOSS) ...............................         1,766         1,832        (18,074)
                                                               -----------   -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3
NET REALIZED GAIN ON:
Investments (includes $47 from affiliates for Heritage) ....       754,322       124,089      1,109,967
Foreign currency transactions ..............................          --           1,955          8,414
                                                               -----------   -----------    -----------
                                                                   754,322       126,044      1,118,381
                                                               -----------   -----------    -----------
CHANGE IN NET UNREALIZED APPRECIATION ON:
Investments ................................................       987,482       138,236      1,113,415
Translation of assets and liabilities in
  foreign currencies .......................................            21           (51)          (115)
                                                               -----------   -----------    -----------
                                                                   987,503       138,185      1,113,300
                                                               -----------   -----------    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ............     1,741,825       264,229      2,231,681
                                                               -----------   -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......   $ 1,743,591   $   266,061    $ 2,213,607
                                                               ===========   ===========    ===========

See Notes to Financial Statements                 www.americancentury.com   25

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED OCTOBER 31, 1999 AND OCTOBER 31, 1998

                                                     SELECT                       HERITAGE                       GROWTH

INCREASE (DECREASE) IN NET ASSETS              1999           1998           1999           1998           1999          1998
OPERATIONS                                                                      (In Thousands)
Net investment income (loss) ...........   $     1,766    $    13,526    $     1,832    $     3,622    $   (18,074)   $    (1,257)
Net realized gain (loss) on
  investments and
  foreign currency transactions ........       754,322      1,121,814        126,044        (10,562)     1,118,381      1,170,010
Change in net unrealized
  appreciation on investments and
  translation of assets and
  liabilities in foreign currencies ....       987,503        (62,308)       138,185       (186,843)     1,113,300       (252,884)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net increase (decrease) in net
  assets resulting from operations .....     1,743,591      1,073,032        266,061       (193,783)     2,213,607        915,869
                                           -----------    -----------    -----------    -----------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .......................       (19,060)       (19,490)        (1,950)        (6,440)            (7)          --
  Advisor Class ........................            (1)            (4)          --               (1)          --             --
  Institutional Class ..................            (1)           (65)          --               (1)          --             --
From net realized gains on
  investment transactions:
  Investor Class .......................    (1,107,773)      (783,150)          --         (241,135)    (1,171,233)      (763,692)
  Advisor Class ........................          (328)          (208)          --              (22)        (1,110)          (362)
  Institutional Class ..................           (34)        (1,889)          --              (23)           (36)           (26)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Decrease in net assets from
  distributions ........................    (1,127,197)      (804,806)        (1,950)      (247,622)    (1,172,386)      (764,080)
                                           -----------    -----------    -----------    -----------    -----------    -----------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in net
  assets from capital share
  transactions .........................     1,127,193        542,668       (242,256)        99,150      1,202,428        836,256
                                           -----------    -----------    -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN
  NET ASSETS ...........................     1,743,587        810,894         21,855       (342,255)     2,243,649        988,045

NET ASSETS
Beginning of period ....................     5,593,105      4,782,211        979,260      1,321,515      6,103,193      5,115,148
                                           -----------    -----------    -----------    -----------    -----------    -----------
End of period ..........................   $ 7,336,692    $ 5,593,105    $ 1,001,115    $   979,260    $ 8,346,842    $ 6,103,193
                                           ===========    ===========    ===========    ===========    ===========    ===========
Undistributed net investment
  income (loss) ........................          --      $    13,643    $     3,419    $     1,960           --      $    (2,892)
                                           ===========    ===========    ===========    ===========    ===========    ===========

26  1-800-345-2021                          See Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. Select Fund (Select), Heritage Fund (Heritage), and Growth
Fund (Growth) (the funds) are three of the thirteen series of funds issued by the corporation. The funds are diversified under the 1940 Act. The funds'
investment objective is to seek capital growth by investing primarily in equity securities. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue three classes of shares:
the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available.
Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation
(depreciation) on investments, respectively.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation)
on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

                                                  www.americancentury.com   27

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1999

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each fund's class average daily closing net assets during the previous month. The annual management fee for the Investor
Class, Advisor Class and Institutional Class is 1.00%, 0.75% and 0.80%,
respectively, for each of the funds.

    The Board of Directors has adopted the Advisor Class Master Distribution and
Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment
Company Act of 1940. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the year ended October 31, 1999 were $25,056, $5,512 and
$46,842 for Select, Heritage and Growth, respectively.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the year ended
October 31, 1999, were as follows:

                               SELECT            HERITAGE            GROWTH
                                              (In Thousands)
PURCHASES .................. $8,673,498         $1,264,943          $6,564,303

                                              (In Thousands)
PROCEEDS FROM SALES ........ $8,621,853         $1,578,679          $6,588,557

  On October 31, 1999, the composition of unrealized appreciation and depreciaton of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                               SELECT            HERITAGE            GROWTH
                                              (In Thousands)
Appreciation ............... $2,085,967            $238,132         $2,450,533
Depreciation ...............     63,794              18,004           (102,058)
                            ------------       ------------         ------------
Net ........................ $2,022,173            $220,128         $2,348,475
                            ============       ============         ============
Federal Tax Cost ........... $5,462,528            $791,260         $6,071,859
                            ============       ============         ============

28  1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1999

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the funds were as follows:

                                                 SELECT                     HERITAGE                        GROWTH
                                          SHARES       AMOUNT          SHARES       AMOUNT          SHARES        AMOUNT
INVESTOR CLASS                                                          (In Thousands)
Shares Authorized ...................     360,000                      354,000                      710,000
                                     ============                   ============                 ============
Year ended October 31, 1999
Sold ................................      23,866   $1,210,467          26,961    $   312,108        51,420     $1,481,679
Issued in reinvestment of
  distributions .....................      23,864    1,081,597             179          1,912        44,062      1,134,197
Redeemed ............................     (25,239)  (1,278,267)        (48,363)      (556,314)      (49,284)    (1,420,046)
                                     ------------   ------------    ------------  ------------   ------------  ------------
Net increase (decrease) .............      22,491   $1,013,797         (21,223)     $(242,294)       46,198      $1,195,830
                                     ============   ============    ============  ============   ============  ============
Year ended October 31, 1998
Sold ................................      19,809  $   946,893          31,645    $   368,862        52,968      $1,467,285
Issued in reinvestment
  of distributions ..................      18,613      773,188          21,904        240,789        31,652         740,696
Redeemed ............................     (24,553)  (1,165,999)        (44,408)      (511,235)      (50,604)    (1,375,210)
                                     ------------   ------------    ------------  ------------   ------------  ------------
Net increase ........................      13,869  $   554,082           9,141     $   98,416        34,016     $   832,771
                                     ============   ============    ============  ============   ============  ============
ADVISOR CLASS                                                           (In Thousands)
Shares Authorized ...................     100,000                      105,000                     210,000
                                     ============                   ============                 ============
Year ended October 31, 1999
Sold ................................         193       $9,734             225         $2,737           356         $10,388
Issued in reinvestment
  of distributions ..................           7          314              --             --            42           1,087
Redeemed ............................         (75)      (3,833)           (218)        (2,701)         (192)        (5,674)
                                     ------------   ------------    ------------  ------------   ------------  ------------
Net increase ........................         125        $6,215             7        $    36           206       $   5,801
                                     ============   ============    ============  ============   ============  ============
Year ended October 31, 1998
Sold ................................          17         $786             84           $950           122          $3,371
Issued in reinvestment
  of distributions ..................           5          213              2             22            15             346
Redeemed ............................         (16)        (745)           (19)          (217)          (16)          (447)
                                     ------------   ------------    ------------  ------------   ------------  ------------
Net increase ........................           6         $254             67           $755           121          $3,270
                                     ============   ============    ============  ============   ============  ============

 INSTITUTIONAL CLASS                                                     (In Thousands)
Shares Authorized ...................      40,000                      41,000                       80,000
                                     ============                  ============                 ============
Year ended October 31, 1999
Sold ................................       2,398      $122,740             5          $56          117         $3,195
Issued in reinvestment
  of distributions ..................           1            35            --          --            1             35
Redeemed ............................        (300)      (15,594)           (5)         (54)         (89)       (2,433)
                                     ------------   ------------    ------------  ------------   ------------  ------------
Net increase ........................       2,099      $107,181             0        $   2           29        $   797
                                     ============   ============    ============  ============   ============  ============
Year ended October 31, 1998
Sold ................................         245    $   12,081            --           --          202         $5,257
Issued in reinvestment
  of distributions ..................          47         1,953             2       $   24            1             26
Redeemed ............................        (527)      (25,702)           (4)         (45)        (192)       (5,068)
                                     ------------   ------------    ------------  ------------   ------------  ------------
Net increase (decrease) .............        (235)     $(11,668)           (2)        $(21)          11        $   215
                                     ============   ============    ============  ============   ============  ============

                                                  www.americancentury.com   29

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1999

--------------------------------------------------------------------------------
5. AFFILIATED COMPANY TRANSACTIONS

  A summary of transactions for each issuer which is or was an affiliate at or during the year ended October 31, 1999, follows:

                                                                                                    OCTOBER 31, 1999
                    SHARE BALANCE   PURCHASE         SALES        REALIZED
FUND/ISSUER           10/31/98        COST           COST        GAIN (LOSS)      INCOME     SHARE BALANCE    MARKET VALUE
SELECT                                                  ($ in Thousands)
SAP AG ADR               --          $28,025          --             --             --         760,300          $27,799
                                   ==========     ==========     ==========     ==========                    ==========
HERITAGE
                                                        ($ in Thousands)
Biomatrix, Inc.       555,400             --        $27,096        $577             --            --               --
Reinsurance Group of
America, Inc. Cl A    257,500             --         12,379        (797)           $47            --               --
                                   ----------     ----------     ----------     ----------                    ----------
                                          --        $39,475       $(220)           $47                             --
                                   ==========     ==========     ==========     ==========                    ==========

--------------------------------------------------------------------------------
6. BANK LOANS

    Effective December 18, 1998, the funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 18, 1998 through October 31,
1999.

30  1-800-345-2021

Select--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                              FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                   Investor Class
                                             1999          1998          1997          1996          1995

PER-SHARE DATA
Net Asset Value, Beginning of Period .....$   49.54     $   48.18     $   41.52     $   39.52     $   37.67
                                          ---------     ---------     ---------     ---------     ---------
Income From Investment Operations
  Net Investment Income(1) ...............     0.01          0.12          0.15          0.20          0.33
  Net Realized and Unrealized Gain
  on Investment Transactions .............    13.73          9.37         10.51          6.73          4.68
                                          ---------     ---------     ---------     ---------     ---------
  Total From Investment Operations .......    13.74          9.49         10.66          6.93          5.01
                                          ---------     ---------     ---------     ---------     ---------
Distributions
  From Net Investment Income .............    (0.17)        (0.20)        (0.32)        (0.27)        (0.28)
  From Net Realized Gains on
     Investment Transactions .............    (9.79)        (7.93)        (3.68)        (4.66)        (2.75)
  In Excess of Net Realized Gains ........     --            --            --            --           (0.13)
                                          ---------     ---------     ---------     ---------     ---------
  Total Distributions ....................    (9.96)        (8.13)        (4.00)        (4.93)        (3.16)
                                          ---------     ---------     ---------     ---------     ---------
Net Asset Value, End of Period ...........$   53.32     $   49.54     $   48.18     $   41.52     $   39.52
                                          =========     =========     =========     =========     =========

  TOTAL RETURN(2) ........................    31.22%        22.96%        27.89%        19.76%        15.02%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets .....................     1.00%         1.00%         1.00%         1.00%         1.00%
Ratio of Net Investment Income to
  Average Net Assets .....................     0.03%         0.25%         0.33%         0.50%         0.90%
Portfolio Turnover Rate ..................      130%          165%           94%          105%          106%
Net Assets, End of Period (in millions) ..$   7,216     $   5,591     $   4,769     $   4,039     $   4,008

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.

See Notes to Financial Statements                 www.americancentury.com   31

Select--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                        Advisor Class

                                               1999          1998         1997(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ......$   49.44     $   48.16     $   49.43
                                           ---------     ---------     ---------
Income From Investment Operations
  Net Investment Loss(2) ..................    (0.13)         --           (0.02)
  Net Realized and Unrealized Gain
    (Loss) on Investment Transactions .....    13.71          9.37         (1.25)
                                           ---------     ---------     ---------
  Total From Investment Operations ........    13.58          9.37         (1.27)
                                           ---------     ---------     ---------
Distributions
  From Net Investment Income ..............    (0.04)        (0.16)         --
  From Net Realized Gains on
    Investment Transactions ...............    (9.79)        (7.93)         --
                                           ---------     ---------     ---------
  Total Distributions .....................    (9.83)        (8.09)         --
                                           ---------     ---------     ---------
Net Asset Value, End of Period ............$   53.19     $   49.44     $   48.16
                                           =========     =========     =========

  TOTAL RETURN(3) .........................    30.87%        22.67%        (2.57)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets ......................     1.25%         1.25%         1.25%(4)
Ratio of Net Investment Loss to
  Average Net Assets ......................     0.22)%        --       (0.17)%(4)
Portfolio Turnover Rate ...................      130%          165%           94%
Net Assets, End of Period (in thousands) ..$   8,369     $   1,617     $   1,289

(1) August 8, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

32  1-800-345-2021                          See Notes to Financial Statements

Select--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                         Institutional Class

                                                   1999            1998            1997(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ......   $     49.63     $     48.24     $     40.56
                                              -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income(2) ................          0.02            0.22            0.13
  Net Realized and Unrealized Gain on
    Investment Transactions ...............         13.83            9.37            7.55
                                              -----------     -----------     -----------
  Total From Investment Operations ........         13.85            9.59            7.68
                                              -----------     -----------     -----------
Distributions
  From Net Investment Income ..............         (0.28)          (0.27)           --
  From Net Realized Gains on
    Investment Transactions ...............         (9.79)          (7.93)           --
                                              -----------     -----------     -----------
  Total Distributions .....................        (10.07)          (8.20)           --
                                              -----------     -----------     -----------
Net Asset Value, End of Period ............   $     53.41     $     49.63     $     48.24
                                              ===========     ===========     ===========
  TOTAL RETURN(3) .........................         31.47%          23.22%          18.93%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets ......................          0.80%           0.80%           0.80%(4)
Ratio of Net Investment Income to
  Average Net Assets ......................          0.23%           0.45%           0.45%(4)
Portfolio Turnover Rate ...................           130%            165%             94%
Net Assets, End of Period (in thousands) ..   $   112,293     $       173     $    11,486

(1) March 13, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements                 www.americancentury.com   33

Heritage--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                             FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
                                                                     Investor Class

                                              1999          1998        1997          1996          1995

PER-SHARE DATA
Net Asset Value, Beginning of Period ...... $    9.98     $   14.86   $   12.24     $   11.75     $   10.32
                                            ---------     ---------   ---------     ---------     ---------
Income From Investment Operations
  Net Investment Income(1) ................      0.02          0.03        0.01          --            0.05
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..............      3.04         (2.14)       3.41          1.15          1.96
                                            ---------     ---------   ---------     ---------     ---------
  Total From Investment Operations ........      3.06         (2.11)       3.42          1.15          2.01
                                            ---------     ---------   ---------     ---------     ---------
Distributions
  From Net Investment Income ..............     (0.02)        (0.07)      (0.09)        (0.05)        (0.03)
  From Net Realized Gains on
    Investment Transactions ...............      --           (2.70)      (0.71)        (0.61)        (0.52)
  In Excess of Net Realized Gains .........      --            --          --            --           (0.03)
                                            ---------     ---------   ---------     ---------     ---------
  Total Distributions .....................     (0.02)        (2.77)      (0.80)        (0.66)        (0.58)
                                            ---------     ---------   ---------     ---------     ---------
Net Asset Value, End of Period ............ $   13.02     $    9.98   $   14.86     $   12.24     $   11.75
                                            =========     =========   =========     =========     =========

  TOTAL RETURN(2) .........................     30.71%       (15.87)%     29.56%        10.44%        21.04%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets ......................      1.00%         1.00%       1.00%         0.99%         0.99%
Ratio of Net Investment Income to
  Average Net Assets ......................      0.19%         0.29%       0.05%         --            0.50%
Portfolio Turnover Rate ...................       134%          148%         69%          122%          121%
Net Assets, End of Period (in millions) ... $   1,000     $     978   $   1,321     $   1,083     $   1,008

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.

34  1-800-345-2021                          See Notes to Financial Statements

Heritage--Financial Highlights
--------------------------------------------------------------------------------

    FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                          Advisor Class

                                                 1999          1998          1997(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ......   $    9.96     $   14.85     $   14.23
                                              ---------     ---------     ---------
Income From Investment Operations
  Net Investment Income (Loss)(2) .........       (0.01)         0.02         (0.01)
  Net Realized and Unrealized Gain
    (Loss) on Investment Transactions .....        3.03         (2.14)         0.63
                                              ---------     ---------     ---------
  Total From Investment Operations ........        3.02         (2.12)         0.62
                                              ---------     ---------     ---------
Distributions
  From Net Investment Income ..............       --(3)         (0.07)         --
  From Net Realized Gains on
    Investment Transactions ...............        --           (2.70)         --
                                              ---------     ---------     ---------
  Total Distributions .....................        --           (2.77)         --
                                              ---------     ---------     ---------
Net Asset Value, End of Period ............   $   12.98     $    9.96     $   14.85
                                              =========     =========     =========
  TOTAL RETURN(4) .........................       30.37%       (16.03)%        4.36%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets ......................        1.25%         1.25%         1.25%(5)
Ratio of Net Investment Income (Loss) to
  Average Net Assets ......................       (0.06)%        0.04%    (0.23)%(5)
Portfolio Turnover Rate ...................         134%          148%           69%
Net Assets, End of Period (in thousands) ..   $   1,060     $     748     $     120

(1) July 11, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements                 www.americancentury.com   35

Heritage--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                    Institutional Class

                                               1999        1998        1997(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ......   $ 10.00     $ 14.87     $ 13.60
                                              -------     -------     -------
Income From Investment Operations
  Net Investment Income(2) ................      0.04        0.06        0.01
  Net Realized and Unrealized Gain
    (Loss) on Investment Transactions .....      3.04       (2.14)       1.26
                                              -------     -------     -------
  Total From Investment Operations ........      3.08       (2.08)       1.27
                                              -------     -------     -------
Distributions
  From Net Investment Income ..............     (0.04)      (0.09)       --
  From Net Realized Gains on
    Investment Transactions ...............      --         (2.70)       --
                                              -------     -------     -------
  Total Distributions .....................     (0.04)      (2.79)       --
                                              -------     -------     -------
Net Asset Value, End of Period ............   $ 13.04     $ 10.00     $ 14.87
                                              =======     =======     =======
  TOTAL RETURN(3) .........................     30.92%     (15.67)%      9.34%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets ......................      0.80%       0.80%       0.80%(4)
Ratio of Net Investment Income to
  Average Net Assets ......................      0.39%       0.49%       0.21%(4)
Portfolio Turnover Rate ...................       134%        148%         69%
Net Assets, End of Period (in thousands) ..   $    92     $    70     $   129

(1) June 16, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

36  1-800-345-2021                          See Notes to Financial Statements

Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                        Investor Class

                                                 1999          1998          1997          1996          1995

PER-SHARE DATA
Net Asset Value, Beginning of Period ......   $   28.03     $   27.86     $   22.21     $   23.88     $   22.99
                                              ---------     ---------     ---------     ---------     ---------
Income From Investment Operations
  Net Investment Income (Loss)(1) .........       (0.07)        (0.01)         0.01         (0.01)         0.08
  Net Realized and Unrealized Gain on
    Investment Transactions ...............        9.03          4.35          6.07          1.47          4.08
                                              ---------     ---------     ---------     ---------     ---------
  Total From Investment Operations ........        8.96          4.34          6.08          1.46          4.16
                                              ---------     ---------     ---------     ---------     ---------
Distributions
  From Net Investment Income ..............        --            --           (0.18)        (0.07)        (0.05)
  From Net Realized Gains on
    Investment Transactions ...............       (5.39)        (4.17)        (0.25)        (2.98)        (3.18)
  In Excess of Net Realized Gains .........        --            --            --           (0.08)        (0.04)
                                              ---------     ---------     ---------     ---------     ---------
  Total Distributions .....................       (5.39)        (4.17)        (0.43)        (3.13)        (3.27)
                                              ---------     ---------     ---------     ---------     ---------
Net Asset Value, End of Period ............   $   31.60     $   28.03     $   27.86     $   22.21     $   23.88
                                              =========     =========     =========     =========     =========
  TOTAL RETURN(2) .........................       36.31%        18.53%        27.85%         8.18%        22.31%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets ......................        1.00%         1.00%         1.00%         1.00%         1.00%
Ratio of Net Investment Income (Loss) to
  Average Net Assets ......................       (0.24)%       (0.02)%        0.02%        (0.10)%        0.40%
Portfolio Turnover Rate ...................          92%          126%           75%          122%          141%
Net Assets, End of Period (in millions) ...   $   8,333     $   6,097     $   5,113     $   4,765     $   5,130

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.

See Notes to Financial Statements                 www.americancentury.com   37

Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                           Advisor Class

                                                  1999           1998           1997(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ......   $    27.97     $    27.84     $    24.36
                                              ----------     ----------     ----------
Income From Investment Operations
  Net Investment Loss(2) ..................        (0.15)         (0.08)         (0.06)
  Net Realized and Unrealized Gain on
    Investment Transactions ...............         9.02           4.35           3.54
                                              ----------     ----------     ----------
  Total From Investment Operations ........         8.87           4.27           3.48
                                              ----------     ----------     ----------
Distributions
  From Net Realized Gains on
    Investment Transactions ...............        (5.32)         (4.14)          --
                                              ----------     ----------     ----------
Net Asset Value, End of Period ............   $    31.52     $    27.97     $    27.84
                                              ==========     ==========     ==========
  TOTAL RETURN(3) .........................        35.93%         18.23%         14.29%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets ......................         1.25%          1.25%          1.25%(4)
Ratio of Net Investment Loss to
  Average Net Assets ......................        (0.49)%        (0.27)%   (0.47)%(4)
Portfolio Turnover Rate ...................           92%           126%            75%
Net Assets, End of Period (in thousands) ..   $   12,759     $    5,520     $    2,200

(1) June 4, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

38  1-800-345-2021                          See Notes to Financial Statements

Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                       Institutional Class

                                                 1999          1998          1997(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ......   $   28.08     $   27.88     $   25.75
                                              ---------     ---------     ---------
Income From Investment Operations
  Net Investment Income (Loss)(2) .........       (0.03)         0.05          0.01
  Net Realized and Unrealized Gain on
    Investment Transactions ...............        9.07          4.34          2.12
                                              ---------     ---------     ---------
  Total From Investment Operations ........        9.04          4.39          2.13
                                              ---------     ---------     ---------
Distributions
  From Net Realized Gains on
    Investment Transactions ...............       (5.46)        (4.19)         --
                                              ---------     ---------     ---------
Net Asset Value, End of Period ............   $   31.66     $   28.08     $   27.88
                                              =========     =========     =========
  TOTAL RETURN(3) .........................       36.62%        18.77%         8.27%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets ......................        0.80%         0.80%         0.80%(4)
Ratio of Net Investment Income to
  Average Net Assets ......................       (0.04)%        0.18%         0.07%(4)
Portfolio Turnover Rate ...................          92%          126%           75%
Net Assets, End of Period (in thousands) ..   $   1,453     $     465     $     171

(1) June 16, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements                 www.americancentury.com   39

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Select Fund, Heritage Fund and Growth
Fund, (collectively the "Funds"), three of the funds comprising
American Century Mutual Funds, Inc., as of October 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds'
management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October
31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of
Select Fund, Heritage Fund and Growth Fund as of October 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
December 7, 1999

40  1-800-345-2021

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by each fund: Investor
Class, Advisor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans, or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke your election at any time by sending a written notice to
us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                  www.americancentury.com   41

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

American Century offers 13 growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity.
Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain.
Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions. In addition to these principles, each fund has its own investment policies:

AMERICAN CENTURY SELECT seeks large, established companies that show accelerating growth rates. Also, at least 80% of the fund's assets must be invested in stocks or securities that pay regular dividends or otherwise produce income. These dividends, and the established nature of the companies in which
Select invests, help lessen the fund's short-term price fluctuations.

AMERICAN CENTURY HERITAGE seeks smaller and midsized firms showing accelerating growth rates, and at least 60% of its assets must be in stocks or securities paying regular dividends or otherwise producing income. While Heritage's dividend requirement should make the fund less volatile than funds without dividends, it should also display somewhat more price variability -- and greater long-term growth potential -- than Select. Historically, small-cap stocks have been more volatile than the stocks of larger, more established companies.

AMERICAN CENTURY GROWTH invests in larger, more established firms that exhibit accelerating growth. Because the value of established firms tends to change relatively slowly, Growth can ordinarily be expected to show more moderate price fluctuations than growth funds that invest in smaller or midsized firms.

COMPARATIVE INDICES

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

The S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the
400 largest leading U.S. companies not included in the S&P 500. Created by
Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies.
The average market capitalization of the index is approximately $420 million.

The RUSSELL 1000 INDEX, created by Frank Russell Company, measures the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).

The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

[left margin]

PORTFOLIO MANAGERS
  Select
       JIM E. STOWERS III
       KENNETH CRAWFORD

  Heritage
       HAROLD BRADLEY
       LINDA PETERSON, CFA

  Growth
       C. KIM GOODWIN
       GREG WOODHAMS, CFA

42  1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on pages 31-39.

INVESTMENT TERMS

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the
Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- these are stocks generally considered to be companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.2 billion. Though dynamic given its sensitivity to market fluctuation, this is the market capitalization breakpoint on October 31, 1999, as determined by Lipper Inc. The
Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- these are stocks generally considered to be companies with a market capitalization (the total value of a company's outstanding stock) of between $1.9 billion and $8.2 billion. Though dynamic given its sensitivity to market fluctuation, this is the market capitalization range on October 31, 1999, as determined by Lipper, Inc.
The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.

                                                  www.americancentury.com   43

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- these are stocks generally considered to be companies with a market capitalization (the total value of a company's outstanding stock) of less than $1.9 billion. Though dynamic given its sensitivity to market fluctuation, this is the market capitalization breakpoint on October 31, 1999, as determined by Lipper Inc. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.

44  1-800-345-2021

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                             RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS            TAX-FREE MONEY MARKETS

Premium Capital Reserve          FL Municipal Money Market
Prime Money Market               CA Municipal Money Market
Premium Government Reserve       CA Tax-Free Money Market
Government Agency                Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                    TAX-FREE BONDS

Target 2025*                     CA High-Yield Municipal
Target 2020*                     High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                             RISK LEVEL - MODERATE

TAXABLE BONDS                    TAX-FREE BONDS

Long-Term Treasury               CA Long-Term  Tax-Free
Target 2005*                     Long-Term Tax-Free
Bond                             CA Insured Tax-Free
Premium Bond

                             RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                    TAX-FREE BONDS

Intermediate-Term Bond           CA Intermediate-Term Tax-Free
Intermediate-Term Treasury       AZ Intermediate-Term Municipal
GNMA                             FL Intermediate-Term Municipal
Inflation-Adjusted Treasury      Intermediate-Term  Tax-Free
Limited-Term Bond                CA Limited-Term Tax-Free
Target 2000*                     Limited-Term  Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

                                 DOMESTIC EQUITY

                                 Small Cap Quantitative
                                 Small Cap Value

                             RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED        DOMESTIC EQUITY          SPECIALTY

Strategic Allocation:            Equity Growth            Utilities
   Aggressive                    Equity Index             Real Estate
Balanced                         Tax-Managed Value
Strategic Allocation:            Income & Growth
   Moderate                      Value
Strategic Allocation:            Large Cap Value
   Conservative                  Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                             RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                  SPECIALTY                INTERNATIONAL

New Opportunities                Global Gold              Emerging Markets
Giftrust(reg.tm)                                          International Discovery
Vista                                                     International Growth
Heritage                                                  Global Growth
Growth
Ultra(reg.tm)
Select

                             RISK LEVEL - MODERATE

                                 SPECIALTY
                                 Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

--------------------------------------------------------------------------------
[back cover]

[graphic of runners]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200
WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED  RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,  FINANCIAL ADVISORS, INSURANCE
COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------

American Century Investments                                    BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                         COMPANIES

9912       Funds Distributor, Inc. is the distributor for American Century funds
SH-ANN-18645                       (c)1999 American Century Services Corporation

[front cover]

October 31, 1999

AMERICAN CENTURY(reg.sm)
Annual Report

[photo of runners]

Giftrust(reg.sm)

[american century logo(reg.sm)]
American
Century

[inside front cover]

Y2K Testing Efforts Pay Dividends in Preparedness

   Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999, to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

   When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

   Recognizing the possible impact of the Y2K issue, our senior-level Steering
Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000, a non-event for American Century investors.

   Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

   In March and April of this year, we participated in the Security Industry
Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data
Test conducted by the SIA and Financial Information Forum in May. Again, the
computer scripts were executed successfully with no Y2K-related errors.

   In addition to our testing schedule, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

Tackling the Rollover Challenge

   Changing jobs or retiring? The American Century Personalized Rollover
Service(SM) provides individualized service that makes rolling over your employer-sponsored retirement plan easy and stress free.

   Our Rollover Expert Team will:

   * Give personal guidance on which options best meet your retirement needs by explaining the types of investments available through both our mutual funds and
American Century Brokerage.

   * Assist you with the paperwork, helping to ensure it's completed right the first time.

   * Monitor retirement plan money as it rolls over from your employer-
sponsored plan to the American Century Rollover IRA account.

Call the Rollover Expert Team weekdays 7 a.m. to 7 p.m. (CT) at
1-888-345-2431, ext. 4232, or visit our Web site at www.americancentury.com.

[left margin]

GIFTRUST
(TWGTX)
-------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY
FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     Growth-oriented investors -- especially those in Giftrust -- were rewarded during the 12 months ended October 31, 1999. It was no cakewalk, however -- the period will be remembered as one of heightened stock market volatility, particularly during the last six months when the Federal Reserve twice raised interest rates. Nonetheless, several sectors of the economy, especially those connected to the Internet, displayed consistently strong earnings growth throughout the period.

     On the corporate front, we are proud to announce the upcoming launch of
Fund Advisor*, an online source of impartial, customized investment guidance.
Fund Advisor, which will be located at www.americancentury.com, was created to help investors select mutual funds that are right for their particular investment needs and goals. It provides specific, impartial guidance on no-load mutual funds based on funds available through your current financial advisor --
including those offered by other fund families. Fund Advisor uses a sophisticated fund selection process to help investors create and monitor their investment portfolios. Watch your mail for more information about this unique new service.

     Fund Advisor is the most recent result of a year of hard work on the
American Century Web site. Early this year, our revamp of the site resulted in the creation of OnePIN and "personalized homepage" features. OnePIN's single log-on feature allows investors to manage all their investments from a single page with one personal identification number. All account information can be displayed simultaneously, giving investors a consolidated look at their entire investment portfolio. OnePIN investors can also choose to receive most shareholder information -- like this report -- electronically, rather than by regular mail.

     In 1999, visits to our Web site are up 40% over 1998 levels. With more and more investors going online, we're very optimistic about the potential of the
Internet as a way to provide the best in service. It's easy to set up your
OnePIN the next time you visit our Web site. Call our representatives if you have questions.

     Finally, in the spirit of our ongoing Year 2000 readiness disclosure, we've provided a complete update on our preparations for Y2K on the inside front cover of this report.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
Chairman of the Board and Founder

/s/James E. Stowers III
James E. Stowers III
Vice Chairman of the Board and Chief Executive Officer

[right margin]

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

GIFTRUST

FINANCIAL STATEMENTS

OTHER INFORMATION

   Background Information

*Patent pending. American Century may receive management, service, or other fees from funds recommended through Fund Advisor.

                                                www.americancentury.com       1

Report Highlights

MARKET PERSPECTIVE

*    What a difference a year makes. In October 1998, the markets were still reeling from the Asian financial crises and were slowly recovering from a significant drop. Even though the past year was marked by heightened stock market volatility, the period was rewarding for growth investors. The Dow
     Jones Industrials went beyond the 10,000 mark for the first time and went above 11,000 a month later.

*    Technology stocks were the big winners, particularly companies involved either directly or indirectly with what has become an economy within an economy, the Internet. The NASDAQ Composite, home to many high-tech firms, gained 67.46% for the 12 months ended October 31, 1999. However, value stocks continued to lag growth stocks.

*    Investors who stayed fully invested in the market were rewarded when the robust recovery came quickly. The period showed that market volatility is a two-way street, and doesn't always lead to negative returns.

GIFTRUST

*    Giftrust had an extraordinary year, posting a return nearly twice that of its benchmark. The fund's results for the second half of the period were spectacular. From April to October, Giftrust gained over 35%, while its benchmark gained less than 3%.

*    Giftrust's investments in companies providing components for fiber optic networks used by telecommunications and cable companies were among its top performers. The fund also carried a large complement of companies that manufacture semiconductors -- computer chips that store, process, and send information. The huge volume of data riding the Internet is bringing with it the need for a new generation of high-capacity, complex semiconductors.

*    Additions to Giftrust's portfolio included media firms (cable TV), and radio and TV broadcast companies serving the Hispanic population. The fund was slowed by investments in the healthcare area, primarily drug makers and medical services providers, as investors reacted to uncertainties surrounding Medicare coverage of prescription drugs.

[left margin]

            GIFTRUST
            (TWGTX)
TOTAL RETURNS:  AS OF 10/31/99
  6 Months              35.83%*
  1 Year                59.05%
INCEPTION DATE:       11/25/83
NET ASSETS:       $1.3 billion

* Not annualized.

Investment terms are defined in the Glossary on pages 18-19.

2       1-800-345-2021

Market Perspective from James E. Stowers III

[photo of James E. Stowers III]
James E. Stowers III, Chief Executive Officer of American Century

THE YEAR IN BRIEF

     This has been a year of sharp contrasts. Consider the climate in which stocks began our fiscal year, and the atmosphere in which they ended it. In
October 1998, we were coming off a substantial downturn, which saw the S&P 500 drop 18% in just over 80 days. The Asian financial crises were with us, and the financial markets had been shaken by the collapse of a major U.S. hedge fund.

     Credit the Federal Reserve with quickly stepping in the fall of 1998 and lowering interest rates. Stocks began to recover --to the point where the Dow
Jones Industrials went beyond the 10,000 level for the first time ever and closed above 11,000 a month later.

     For the first half of our fiscal year, a handful of large growth stocks led the market. In April, long-neglected value stocks and those of smaller companies suddenly rallied amid signs of economic recovery in Asia. Unfortunately, their performance run ended only a few weeks later. When the Federal Reserve reversed course and raised rates in July and August, the market retreated. But inflation remained dormant -- despite the lowest unemployment rate in 30 years --
corporate earnings strengthened, and stock prices rallied again in late October.

A GREAT YEAR FOR GROWTH

     The period was rewarding for growth investors, particularly for those focused on technology, like many of our portfolios. The Internet economy --as measured by equipment and software spending --grew by almost 70% over the last
12 months. "Technology" once stood for microchips and computers. Today it refers to a broad spectrum of companies involved in endeavors as diverse as electronics, telecommunications, cable TV and media, software, and medical products.

     The growth enjoyed by many high-tech companies was reflected in the performance of the NASDAQ Composite, where many such firms are represented.
NASDAQ gained a spectacular 67.46% during the 12 months ended October 31, 1999.

     However, value investors had a relatively difficult time. The S&P 500/
BARRA Growth Index was up 31.29% for the 12 months, versus a 19.01% gain for the
S&P 500/ BARRA Value Index.

A FINAL THOUGHT

     The last 12 months saw heightened stock market volatility as earnings-conscious investors quickly rewarded companies that exceeded expectations, and swiftly punished those that fell short. Volatility can be unnerving, but it doesn't always lead to negative returns, as our results this year demonstrate.

     Ultimately, fiscal 1999 illustrates why we try to remain fully invested.
Market upturns tend to be sudden and powerful. We want investors in position to take full advantage of "good" volatility.

[right margin]

"ULTIMATELY, FISCAL 1999 ILLUSTRATES WHY WE TRY TO REMAIN FULLY INVESTED.
MARKET UPTURNS TEND TO BE SUDDEN AND POWERFUL. WE WANT INVESTORS IN POSITION TO
TAKE FULL ADVANTAGE OF 'GOOD' VOLATILITY."

MARKET RETURNS
FOR THE YEAR ENDED OCTOBER 31, 1999
S&P 500              25.67%
S&P MIDCAP 400       21.07%
RUSSELL 2000         14.87%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

[mountain chart data shown below]
MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED OCTOBER 31, 1999

             S&P 500    S&P MidCap 400    Russell 2000
10/31/1998   $1.00      $1.00             $1.00
11/30/1998   $1.06      $1.05             $1.05
12/31/1998   $1.12      $1.18             $1.12
 1/31/1999   $1.17      $1.13             $1.13
 2/28/1999   $1.13      $1.07             $1.04
 3/31/1999   $1.18      $1.10             $1.06
 4/30/1999   $1.22      $1.19             $1.15
 5/31/1999   $1.19      $1.19             $1.17
 6/30/1999   $1.26      $1.26             $1.22
 7/31/1999   $1.22      $1.23             $1.19
 8/31/1999   $1.22      $1.19             $1.14
 9/30/1999   $1.18      $1.15             $1.14
10/31/1999   $1.26      $1.21             $1.15

VALUE ON 10/31/99
S&P 500 $1.26
S&P MidCap 400 $1.21
Russell 2000 $1.15

                                                www.americancentury.com       3

Giftrust--Performance

TOTAL RETURNS AS OF OCTOBER 31, 1999

                     GIFTRUST    RUSSELL 2000 GROWTH

6 MONTHS(1)          35.83%       2.82%
1 YEAR               59.05%      29.28%

AVERAGE ANNUAL RETURNS

3 YEARS               3.54%       9.64%
5 YEARS              10.05%      12.49%
10 YEARS             16.83%      10.79%
LIFE OF FUND(2)      17.71%       8.94%(3)

(1)  Returns for periods less than one year are not annualized.
(2)  Inception was 11/25/83.
(3)  Since 11/30/83, the date nearest the fund's inception for which data are available.

See pages 17-19 for information about the Russell 2000 Growth Index and returns.

[chart data shown below]
GROWTH OF $10,000 OVER 10 YEARS

             Giftrust   Russell 2000 Growth Index
10/31/1989   $10,000    $10,000
10/31/1990   $8,022      $7,366
10/31/1991   $14,363    $12,267
10/31/1992   $15,847    $12,222
10/31/1993   $24,698    $15,604
10/31/1994   $29,329    $15,462
10/31/1995   $38,866    $18,646
10/31/1996   $42,644    $21,132
10/31/1997   $43,476    $25,605
10/31/1998   $29,759    $21,544
10/31/1999   $47,324    $27,852

VALUE ON 10/31/99
Giftrust $47,324
Russell 2000 Growth Index $27,852

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The
Russell 2000 Growth Index is provided for comparison in each graph. Giftrust's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell
2000 Growth Index do not. Past performance does not guarantee future results.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[chart data shown below]
ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

             Giftrust   Russell 2000 Growth Index
10/31/1990   -19.78     -26.34
10/31/1991    79.05      66.53
10/31/1992    10.33      -0.36
10/31/1993    55.85      27.67
10/31/1994    18.75      -0.91
10/31/1995    32.52      20.59
10/31/1996     9.72      13.33
10/31/1997     1.95      21.17
10/31/1998   -31.55     -15.86
10/31/1999    59.05      29.28

4       1-800-345-2021

Giftrust--Q&A

[photo of Chris Boyd and John Seitzer]
     An interview with Chris Boyd and John Seitzer, portfolio managers on the
Giftrust investment team.

HOW DID GIFTRUST PERFORM FOR THE 12 MONTHS ENDED OCTOBER 31, 1999?

     Giftrust had an extraordinary year. The fund gained 59.05%, nearly 30 percentage points above the 29.28% increase posted by its benchmark, the Russell
2000 Growth Index.

     Giftrust's results for the second half of the period were especially compelling. Rising interest rates over the summer pressured stocks, particularly at the smaller end of the market, yet Giftrust gained 35.83% from April to
October. Its benchmark managed just 2.82%.

     We're pleased with this short-term experience, but we know that Giftrust's results over the last few years have lagged those of its peers. We're working earnestly to continue providing good returns.

WHAT HELPED YOU ACHIEVE YOUR RESULTS?

     To start with, the period favored our style of investing. Growth stocks led the market, and within that universe, technology firms performed the best. Our disciplined search for companies with accelerating earnings led us to a number of firms in technology-oriented businesses.

     Giftrust focuses on successful firms in the mid- and small-cap universe. As part of our strategy, we concentrate your investment in companies in which we have the most confidence. That approach played out well during the year, as a number of our largest holdings turned in strong performances.

WHICH COMPANIES FARED THE BEST  THIS YEAR?

     Gemstar International Group, our largest holding, again led the way.
Gemstar has invented some much-needed technology for television viewers -- an on-screen, interactive program guide. Most cable systems provide as many as 100 channels, and more are on the way. Gemstar's technology enables consumers to navigate, sort, select, and record TV programming. In addition to making life easier for cable customers, the program guide has quickly gained the attention of advertisers, and a new source of revenue is opening up for Gemstar. Giftrust has a 6% position in the company. Our investment rewarded us with a 216% gain over the year.

     JDS Uniphase Corporation was another bright spot. This company is the leading supplier of fiber optic technology for telecommunications and cable TV networks. It makes transmitters, amplifiers, switches, and other high-speed components that enable fiber optic communication systems to carry more information, faster, over greater distances.

     The demand for these components is exploding. The tidal wave of e-commerce,
e-trading, and e-tailing over the Internet has telecom carriers continually expanding the capacity of their networks. Meanwhile, cable companies, drawn by the speed and accuracy of light signals, are shifting to fiber optics to distribute their programs

[right margin]

"GIFTRUST'S RESULTS FOR THE SECOND HALF OF THE PERIOD WERE ESPECIALLY
COMPELLING. RISING INTEREST RATES OVER THE SUMMER PRESSURED STOCKS, PARTICULARLY
AT THE SMALLER END OF THE MARKET, YET GIFTRUST GAINED 35.83% FROM APRIL TO
OCTOBER. ITS BENCHMARK MANAGED JUST 2.82%."

PORTFOLIO AT A GLANCE

                     10/31/99   10/31/98

NO. OF COMPANIES        76         105
MEDIAN P/E RATIO       43.8       26.4
MEDIAN MARKET          $3.16     $1.16
  CAPITALIZATION       BILLION   BILLION
PORTFOLIO TURNOVER     117%       147%
EXPENSE RATIO          1.00%     1.00%

Investment terms are defined in the Glossary on pages 18-19.

                                                 www.americancentury.com       5

Giftrust--Q&A
                                                                    (Continued)

over what can be great distances from central broadcast stations to local distribution hubs.

     JDS literally can't produce its fiber optic products fast enough. The company has embarked on a capital expansion program to increase its manufacturing capacity by three times. This is the type of investment we look for: a leader in its industry, with pricing power and growing market share. The stock gained 570% over the year.

WHAT MAJOR PORTFOLIO CHANGES DID YOU MAKE THIS YEAR?

     We built a double-digit weighting in companies that make semiconductors --
"smart" computer chips that store, process, and send information. The tidal wave of data traveling the Internet is triggering the need for ever-faster transmission capabilities. PMC Sierra, one of the semiconductor companies in our portfolio, estimates that within 10 years, data will account for 98% of all network traffic, with voice a mere two percent. In fact, voice service may eventually become free as part of data services arrangements for businesses and
PC users.

     That's keeping businesses we own --like Vitesse Semiconductor -- very busy.
Vitesse is one of only a handful of companies that make complex semiconductors using a substance called gallium arsenide, instead of the more-traditional silicon. These are high-end semiconductors that increase the capacity of communications networks, so they're in great demand. Gallium arsenide is a difficult substance to work with, but it enables Vitesse to put more circuitry on a chip. Qlogic, another of our investments, makes chips and other components for computer data storage systems.

COMPUTER SOFTWARE IS ANOTHER SECTOR YOU APPEARED TO FOCUS ON.

     We've seen good results so far from two new companies in the portfolio, BEA
Systems and Comverse Technology. BEA makes "middleware" -- software that connects disparate computer systems and databases. These systems often belong to companies that do a great deal of electronic commerce on the Internet, and thus have a need for multiple computer systems to "talk" to each other. Firms whose computer systems process thousands of transactions at once, such as financial services companies or airlines, often rely on BEA's products.

     We purchased stock in Comverse Technology during the first half of the year. This firm's software enables telecommunications firms to provide services such as voice messaging and prepaid calling services. It also makes applications for large call centers, emergency service providers, financial institutions and others that must archive large volumes of recorded information. Comverse's client list includes AT&T, Bell Atlantic, Sprint PCS, Cable & Wireless in
Britain, and Germany's Deutsche Telekom.

WHERE ELSE DID YOU ADD TO THE PORTFOLIO?

     We raised Giftrust's investments in media firms. Two major additions were
Cox Communications Inc., the nation's fourth-largest cable company, and Insight
Communications Company, which runs a cable system that covers

[left margin]

TOP TEN HOLDINGS
                        % OF FUND INVESTMENTS
                          AS OF      AS OF
                        10/31/99    4/30/99
GEMSTAR INTERNATIONAL
  GROUP LTD.               6.1%       4.9%
JDS UNIPHASE CORP.         3.7%       2.3%*
VITESSE
  SEMICONDUCTOR CORP.      2.9%       2.3%
FISERV, INC.               2.9%       2.0%
BEA SYSTEMS, INC.          2.8%         --
CALPINE CORP.              2.3%       0.8%
COMVERSE TECHNOLOGY,
  INC.                     2.3%       1.9%
EXPRESS SCRIPTS, INC.
  CL A                     2.2%       2.7%
FLEXTRONICS
  INTERNATIONAL LTD. ADR   2.1%       0.9%
FAMILY DOLLAR STORES,
  INC.                     2.1%       2.4%

TOP FIVE INDUSTRIES
                       % OF FUND INVESTMENTS
                          AS OF      AS OF
                        10/31/99    4/30/99
SEMICONDUCTOR             16.5%      13.2%
INFORMATION SERVICES      13.4%      15.0%
COMPUTER SOFTWARE         10.9%       4.8%
ELECTRICAL EQUIPMENT       8.5%      13.6%
MEDIA                      7.6%       3.9%

* Uniphase Corp. acquired JDS Fitel Inc. on 7/6/99. Surviving name is JDS
Uniphase Corp. Percentage represents ownership of Uniphase Corp.

6       1-800-345-2021

Giftrust--Q&A
                                                                    (Continued)

Ohio, Kentucky, Indiana and Illinois. Two other new media investments are
Hispanic Broadcasting Company, a Hispanic radio firm with operations in Miami and Los Angeles, and Univision Communications, a provider of Spanish TV programming. The Hispanic population is one of the fastest-growing groups in the
United States, a fact that hasn't been lost on advertisers.

WHAT WERE OTHER ADDITIONS?

     We also raised our stake in Sapient, a consulting firm that helps companies understand how to use the Internet to market their products and services and how to improve the efficiency and effectiveness of their operations. This is a
"one-stop shop" that handles everything from setting up the right systems, to designing companies' Web sites, to providing Internet-based brand strategies.
One of its best-known clients is E*Trade, the company that pioneered online securities trading in 1992.

     Jabil Circuit was another firm in which we increased our investment. This contract manufacturer of circuit boards serves the communications, personal computer, peripherals, and automotive markets. Contract manufacturing is now commonplace -- and necessary -- in the electronics industry. As the technology in circuitboards has become more complex, so has the level of engineering involved in making them. Jabil's customers, which include Cisco Systems and
Gateway Computers, choose to focus on product design and marketing as their core competencies and outsource the manufacturing to a firm like Jabil.

WHICH STOCKS OR SECTORS DIDN'T WORK OUT AS YOU EXPECTED?

     Giftrust's progress was slowed by investments in the healthcare area, which included drug makers and medical services providers. Investors are a bit wary of the healthcare sector as a result of election-year rhetoric and congressional hearings concerning Medicare coverage of prescription drugs. One of our disappointments was Express Scripts, the largest independent pharmacy-benefits manager. Near the end of the period, the firm's shares fell 33% after an independent financial research firm released a negative report on Express
Scripts' accounting methods. After discussions with management, we are comfortable -- for the time being -- with Express Scripts' condition and outlook.

LOOKING AHEAD, WHAT'S YOUR STRATEGY FOR GIFTRUST AS WE MOVE TOWARD THE YEAR
2000?

     Our strategy will remain the same. We want to own successful companies whose earnings are growing at an accelerating pace. When our database flags companies that appear to fit our strict requirements, we want answers to two questions: What's driving the firm's growth, and does that growth appear to be sustainable? We depend on our database to lead us to individual firms across the economy, not specific sectors, that appear to be doing well. This improves our chances of owning the best possible set of companies.

[right margin]

"WE WANT TO OWN SUCCESSFUL COMPANIES WHOSE EARNINGS ARE GROWING AT AN
ACCELERATING PACE."

TYPES OF INVESTMENTS IN THE PORTFOLIO

[data from pie charts shown below]

AS OF OCTOBER 31, 1999
Temporary Cash Investments -- 2%
Common Stocks -- 98%

AS OF APRIL 30, 1999
Temporary Cash Investments -- 1%
Common Stocks -- 99%

                                                 www.americancentury.com       7

Giftrust--Schedule of Investments

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

OCTOBER 31, 1999

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.8%

AIRLINES -- 0.8%
   357,500   Atlas Air, Inc.(1)                            $    9,652
                                                           -----------
BANKS -- 2.0%
   302,500   Huntington Bancshares Inc.                         8,952
   155,000   Marshall & Ilsley Corp.                           10,433
   135,000   UnionBanCal Corp.                                  5,864
                                                           -----------
                                                               25,249
                                                           -----------
CHEMICALS -- 0.4%
   200,000   ATMI, Inc.(1)                                      5,400
                                                           -----------
CLOTHING STORES -- 0.4%
   125,000   Limited, Inc. (The)                                5,141
                                                           -----------
COMPUTER HARDWARE & BUSINESS MACHINES -- 3.2%
    93,400   Emulex Corp.(1)                                   14,562
   366,900   Flextronics International Ltd. ADR(1)             26,039
                                                           -----------
                                                               40,601
                                                           -----------
COMPUTER SOFTWARE -- 10.9%
   760,600   BEA Systems, Inc.(1)                              34,631
   258,000   Mercury Interactive Corp.(1)                      20,914
   165,900   MicroStrategy Inc.(1)                             16,149
   467,200   Rational Software Corp.(1)                        19,944
   543,600   SmartForce(1)                                     11,178
   512,400   TIBCO Software Inc.(1)                            19,968
   132,000   Veritas Software Corp.(1)                         14,235
                                                           -----------
                                                              137,019
                                                           -----------
CONSUMER DURABLES -- 0.5%
   380,000   Yankee Candle Co., Inc. (The)(1)                   5,795
                                                           -----------
DEPARTMENT STORES -- 2.1%
 1,259,800   Family Dollar Stores, Inc.                        25,983
                                                           -----------
DRUGS -- 3.9%
   214,600   Biovail Corp. International(1)                    11,843
    79,200   Gilead Sciences, Inc.(1)                           5,007
   163,300   IDEXX Laboratories, Inc.(1)                        2,460
   160,000   MedImmune, Inc.(1)                                17,905
   170,000   Millennium Pharmaceuticals, Inc.(1)               11,937
                                                           -----------
                                                               49,152
                                                           -----------
ELECTRICAL EQUIPMENT -- 8.5%
   433,500   ANTEC Corp.(1)                                    20,984
   255,000   Comverse Technology, Inc.(1)                      28,927
    40,700   Foundry Networks, Inc.(1)                          7,708
   492,900   Jabil Circuit, Inc.(1)                            25,754
   263,800   L-3 Communications Holdings, Inc.(1)              11,129
   326,800   Teradyne, Inc.(1)                                 12,582
                                                           -----------
                                                              107,084
                                                           -----------

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 2.3%
   511,000   Calpine Corp.(1)                                $ 29,446
                                                           -----------
FINANCIAL SERVICES -- 4.9%
   897,200   Concord EFS, Inc.(1)                              24,252
   569,500   Express Scripts, Inc. Cl A(1)                     27,906
   222,400   NCO Group, Inc.(1)                                 9,452
                                                           -----------
                                                               61,610
                                                           -----------
FOOD & BEVERAGE -- 1.9%
 1,243,800   U.S. Foodservice, Inc.(1)                         23,865
                                                           -----------
HEAVY ELECTRICAL EQUIPMENT -- 1.4%
   432,400   CommScope, Inc.(1)                                17,242
                                                           -----------
INFORMATION SERVICES -- 13.4%
   341,400   CSG Systems International, Inc.(1)                11,746
 1,141,050   Fiserv, Inc.(1)                                   36,478
   883,300   Gemstar International Group Ltd.(1)               76,627
   295,100   MedQuist Inc.(1)                                   9,434
   100,000   Proxicom, Inc.(1)                                  7,669
   200,200   Sapient Corp.(1)                                  25,638
                                                           -----------
                                                              167,592
                                                           -----------
INTERNET -- 6.5%
   110,000   CNET, Inc.(1)                                      5,187
   121,600   eToys Inc.(1)                                      7,262
   154,600   Exodus Communications, Inc.(1)                    13,281
    99,400   Inktomi Corp.(1)                                  10,092
   117,500   RealNetworks, Inc.(1)                             12,892
   472,100   USWeb Corp.(1)                                    18,309
   208,600   Verity, Inc.(1)                                   14,374
                                                           -----------
                                                               81,397
                                                           -----------
LEISURE -- 2.2%
   330,000   Action Performance Cos. Inc.(1)                    6,713
   236,300   International Speedway Corp. Cl A                 12,155
   212,600   Speedway Motorsports, Inc.(1)                      9,275
                                                           -----------
                                                               28,143
                                                           -----------
MEDIA -- 7.6%
   350,000   Cox Communications, Inc. Cl A(1)                  15,903
   272,100   Hispanic Broadcasting Corp.(1)                    21,972
   545,200   Insight Communications Co., Inc.(1)               12,897
   211,800   Spanish Broadcasting System, Inc.
                Cl A(1)                                         5,659
   396,300   TV Guide, Inc. Cl A(1)                            20,806
   210,000   Univision Communications Inc. Cl A(1)             17,863
                                                           -----------
                                                               95,100
                                                           -----------
MEDICAL PRODUCTS & SUPPLIES -- 1.6%
   319,900   KeraVision, Inc.(1)                                3,389
   452,000   Sybron International Corp.(1)                     10,763
   240,800   Wesley Jessen VisionCare, Inc.(1)                  6,456
                                                           -----------
                                                               20,608
                                                           -----------

8           1-800-345-2021                    See Notes to Financial Statements

Giftrust--Schedule of Investments
                                                                    (Continued)

OCTOBER 31, 1999

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES -- 0.4%
   125,400   QLT PhotoTherapeutics Inc.(1)                 $    5,310
                                                           -----------
OIL SERVICES -- 1.8%
   107,600   BJ Services Co.(1)                                 3,692
   606,300   R&B Falcon Corp.(1)                                7,541
   333,400   Weatherford International, Inc.(1)                11,294
                                                           -----------
                                                               22,527
                                                           -----------
SEMICONDUCTOR -- 16.5%
   302,300   Chartered Semiconductor
               Manufacturing ADR(1)                            10,023
   260,000   Conexant Systems, Inc.(1)                         24,278
   280,284   JDS Uniphase Corp.(1)                             46,764
   376,600   Lattice Semiconductor Corp.(1)                    13,334
   243,900   PMC-Sierra, Inc.(1)                               22,980
   152,800   Power Integrations, Inc.(1)                       15,528
   368,700   PRI Automation, Inc.(1)                           14,817
   220,000   Qlogic Corp.(1)                                   22,914
   802,200   Vitesse Semiconductor Corp.(1)                    36,776
                                                           -----------
                                                              207,414
                                                           -----------

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------
SPECIALTY STORES -- 4.1%
   760,000   Bed Bath & Beyond Inc.(1)                    $    25,294
   201,900   Lands' End, Inc.(1)                               15,534
   836,800   Sunglass Hut International, Inc.(1)               10,120
                                                           -----------
                                                               50,948
                                                           -----------
TELEPHONE -- 0.5%
   345,200   Allied Riser Communications Corp.(1)               6,224
                                                           -----------
TOTAL COMMON STOCKS                                         1,228,502
                                                           -----------
   (Cost $774,709)

TEMPORARY CASH INVESTMENTS -- 2.2%

    Repurchase Agreement, BA Security Services,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.20%, dated 10/29/99,
       due 11/1/99 (Delivery value $27,012)                    27,000
                                                           -----------
   (Cost $27,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                      $1,255,502
                                                           ===========
   (Cost $801,709)

NOTES TO SCHEDULE OF INVESTMENTS
ADR = American Depositary Receipt
(1) Non-income producing.

See Notes to Financial Statements                www.americancentury.com       9

Statement of Assets and Liabilities

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. Net assets divided by shares outstanding is the share price, or NET
ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

OCTOBER 31, 1999

ASSETS                                 (In Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $801,709) (Note 3) ......................     $ 1,255,502
Cash ..........................................................           7,958
Receivable for investments sold ...............................          22,738
Dividends and interest receivable .............................              45
                                                                    -----------
                                                                      1,286,243
                                                                    -----------
LIABILITIES
Payable for investments purchased .............................          34,984
Accrued management fees (Note 2) ..............................             989
Payable for director's fees and expenses ......................               1
                                                                    -----------
                                                                         35,974
                                                                    -----------
Net Assets ....................................................     $ 1,250,269
                                                                    ===========
CAPITAL SHARES, $0.01 PAR VALUE
Authorized ....................................................         200,000
                                                                    ===========
Outstanding ...................................................          46,648
                                                                    ===========
Net Asset Value Per Share .....................................     $     26.80
                                                                    ===========

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) .......................     $   920,595
Accumulated net realized loss on investment transactions ......        (124,119)
Net unrealized appreciation on investments (Note 3) ...........         453,793
                                                                    -----------
                                                                    $ 1,250,269
                                                                    ===========

10           1-800-345-2021                   See Notes to Financial Statements

Statement of Operations

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED OCTOBER 31, 1999

INVESTMENT LOSS  (In Thousands)
Income:
Interest .......................................................      $   1,822
Dividends ......................................................          1,429
                                                                      ---------
                                                                          3,251
                                                                      ---------
Expenses (Note 2):
Management fees ................................................          9,560
Directors' fees and expenses ...................................              8
                                                                      ---------
                                                                          9,568
                                                                      ---------

Net investment loss ............................................         (6,317)
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ...............................         24,582
Change in net unrealized appreciation on investments ...........        440,765
                                                                      ---------
Net realized and unrealized gain on investments ................        465,347
                                                                      ---------
Net Increase in Net Assets Resulting from Operations ...........      $ 459,030
                                                                      =========

See Notes to Financial Statements               www.americancentury.com     11

Statements of Changes in Net Assets

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED OCTOBER 31, 1999 AND OCTOBER 31, 1998
Increase (Decrease) in Net Assets                       1999            1998

OPERATIONS                                                 (In Thousands)

Net investment loss ............................    $    (6,317)    $    (5,129)
Net realized gain (loss) on investments ........         24,582        (147,006)
Change in net unrealized appreciation
   (depreciation) on investments ...............        440,765        (188,500)
                                                    -----------     -----------
Net increase (decrease) in net assets
   resulting from operations ...................        459,030        (340,635)
                                                    -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investment
   transactions ................................           --           (29,001)
In excess of net realized gains on
   investment transactions .....................           --            (1,705)
                                                    -----------     -----------
Decrease in net assets from distributions ......           --           (30,706)
                                                    -----------     -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......................         49,917          91,178
Proceeds from reinvestment of distributions ....           --            30,700
Payments for shares redeemed ...................        (16,082)        (16,773)
                                                    -----------     -----------
Net increase in net assets from capital
   share transactions ..........................         33,835         105,105
                                                    -----------     -----------
Net increase (decrease) in net assets ..........        492,865        (266,236)

NET ASSETS
Beginning of period ............................        757,404       1,023,640
                                                    -----------     -----------
End of period ..................................    $ 1,250,269     $   757,404
                                                    ===========     ===========
TRANSACTIONS IN SHARES OF THE FUND
Sold ...........................................          2,452           4,100
Issued in reinvestment of distributions ........           --             1,395
Redeemed .......................................           (765)           (740)
                                                    -----------     -----------
Net increase ...................................          1,687           4,755
                                                    ===========     ===========

12           1-800-345-2021                   See Notes to Financial Statements

Notes to Financial Statements

OCTOBER 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. Giftrust (the fund) is one of the thirteen series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth by investing primarily in common stocks. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available.
Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation
(depreciation) on investments, respectively. There were no open futures contracts at October 31, 1999.

    REPURCHASE AGREEMENTS-- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 1999, accumulated net realized capital loss carryovers of
$122,496,086 (expiring in 2006) may be used to offset future taxable gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

                                               www.americancentury.com       13

Notes to Financial Statements
                                                                    (Continued)

OCTOBER 31, 1999

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the
Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 1.00%.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 1999, were $1,164,925,553 and
$1,079,075,916, respectively.

    On October 31, 1999, accumulated net unrealized appreciation on investments was $452,169,106, based on the aggregate cost of investments for federal income tax purposes of $803,332,579, which consisted of unrealized appreciation of
$472,676,732 and unrealized depreciation of $20,507,626.

--------------------------------------------------------------------------------
4. BANK LOANS

    Effective December 18, 1998, the fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the period December 18, 1998 through October 31,
1999.

14       1-800-345-2021

Giftrust--Financial Highlights

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE
RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

                                      FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                         1999          1998        1997          1996        1995
PER-SHARE DATA
Net Asset Value, Beginning of
   Period ............................$   16.85     $   25.46   $   25.79     $   25.63   $   20.50
                                      ---------     ---------   ---------     ---------   ---------
Income From Investment Operations
   Net Investment Loss (1) ...........    (0.14)        (0.12)      (0.18)        (0.20)      (0.16)

   Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..    10.09         (7.74)       0.63          2.46        6.37
                                      ---------     ---------   ---------     ---------   ---------
   Total From Investment Operations ..     9.95         (7.86)       0.45          2.26        6.21
                                      ---------     ---------   ---------     ---------   ---------
Distributions
   From Net Realized Gains on
   Investment Transactions ...........     --           (0.75)      (0.78)        (2.10)      (1.08)

   In Excess of Net Realized Gains ...     --           --(2)        --            --          --
                                      ---------     ---------   ---------     ---------   ---------
   Total Distributions ...............     --           (0.75)      (0.78)        (2.10)      (1.08)
                                      ---------     ---------   ---------     ---------   ---------
Net Asset Value, End of Period .......$   26.80     $   16.85   $   25.46     $   25.79   $   25.63
                                      =========     =========   =========     =========   =========
   Total Return(3) ...................    59.05%       (31.55)%      1.95%         9.72%      32.52%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
   to Average Net Assets .............     1.00%         1.00%       1.00%         0.98%       0.98%
Ratio of Net Investment Loss
   to Average Net Assets .............    (0.66)%       (0.54)%     (0.74)%       (0.80)%     (0.70)%
Portfolio Turnover Rate ..............      117%          147%        118%          121%        105%
Net Assets, End of Period
   (in millions) .....................$   1,250     $     757   $   1,024     $     866   $     561

(1) Computed using average shares outstanding throughout the period.
(2) Per share amount was less than $0.005.
(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.

See Notes to Financial Statements          www.americancentury.com           15

Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Giftrust Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 1999,
and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October
31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Giftrust Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
December 7, 1999

16       1-800-345-2021

Background Information

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 13 growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to invest in successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own policies.

     AMERICAN CENTURY GIFTRUST generally invests in the securities of small- and medium-sized companies that exhibit accelerating growth. Shares of Giftrust can be given only as a gift to someone other than yourself or spouse, and all investments must remain in the fund for a minimum of 10 years or until the recipient reaches the age of majority, whichever is later. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies. Therefore, the fund is subject to significant price volatility but offers high long-term growth potential.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The NASDAQ COMPOSITE is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on the regular NASDAQ market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios, and, in general, share other characteristics with value-style stocks.

     The S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the
400 largest leading U.S. companies not included in the S&P 500. Created by
Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The index is further broken down into two mutually exclusive value and growth indices. The RUSSELL 2000 GROWTH INDEX, used in this report, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

[left margin]

PORTFOLIO MANAGERS

GIFTRUST
  CHRIS BOYD, CFA
  JOHN SEITZER, CFA

                                               www.americancentury.com       17

Glossary

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on page 15.

INVESTMENT TERMS

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the
Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- these are stocks generally considered to be companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.2 billion. Though dynamic given its sensitivity to market fluctuation, this is the market capitalization breakpoint on October 31, 1999, as determined by Lipper Inc. The Dow Jones Industrial
Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--
these are stocks generally considered to be companies with a market capitalization (the total value of a company's outstanding stock) of between
$1.9 billion and $8.2 billion. Though dynamic given its sensitivity to market fluctuation, this is the market capitalization range on October 31, 1999, as determined by Lipper Inc. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.

18       1-800-345-2021

Glossary

                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- these are stocks generally considered to be companies with a market capitalization (the total value of a company's outstanding stock) of less than $1.9 billion. Though dynamic given its sensitivity to market fluctuation, this is the market capitalization breakpoint on October 31, 1999, as determined by Lipper Inc. The S&P 600 Index and the
Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.

                                               www.americancentury.com       19

Notes

20       1-800-345-2021

[inside back cover]

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
--------------------------------------------------------------------------------

RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS
Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS
Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS
Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH AND INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY
Small Cap Quantitative
Small Cap Value

RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY
Strategic Allocation:           Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation:           Income & Growth
   Moderate                     Value
Strategic Allocation:           Large Cap Value
   Conservative                 Equity Income

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL
New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

RISK LEVEL - MODERATE

SPECIALTY
Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*  While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
   December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

--------------------------------------------------------------------------------
[back cover]
[photo of runners]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: We succeed only if our investors succeed.

[left margin]

[american century logo (reg.sm)]
American
Century

P.O. Box 419200
Kansas City, Missouri 64141-6200

www.americancentury.com

INVESTOR RELATIONS
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 or 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

Investment Manager
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9912                            Funds Distributor, Inc. is the
SH-ANN-18646                    distributor for American Century funds
                               (c)1999 American Century Services Corporation

[front cover]

October 31, 1999

AMERICAN CENTURY(reg.sm)
Annual Report

[photo of runner]
[photo of man looking at computer]
New Opportunities

[american century logo (reg.sm)]
American
Century

[inside front cover]

Y2K Testing Efforts
Pay Dividends in Preparedness
---------------------------------------------------------------------------

   Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999, to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

   When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

   Recognizing the possible impact of the Y2K issue, our senior-level Steering
Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000, a non-event for American Century investors.

   Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

   In March and April of this year, we participated in the Security Industry
Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data
Test conducted by the SIA and Financial Information Forum in May. Again, the
computer scripts were executed successfully with no Y2K-related errors.

   In addition to our testing schedule, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

NEW OPPORTUNITIES
(TWNOX)

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY
FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Tackling the Rollover Challenge
----------------------------------------------------------------------------
  Changing jobs or retiring? The American Century Personalized Rollover
Service(SM) provides individualized service that makes rolling over your employer-sponsored retirement plan easy and stress free.

  Our Rollover Expert Team will:

  * Give personal guidance on which options best meet your retirement needs by explaining the types of investments available through both our mutual funds and American Century Brokerage.

  * Assist you with the paperwork, helping to ensure it's completed right the first time.

  * Monitor retirement plan money as it rolls over from your employer-sponsored plan to the American Century Rollover IRA account.

  Call the Rollover Expert Team weekdays 7 a.m. to 7 p.m. (CT) at
1-888-345-2431, ext. 4232, or visit our Web site at www.americancentury.com.

Our Message to You
--------------------------------------------------------------------------------

/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     Growth-oriented investors--especially those in New Opportunities --were well-rewarded during the 12 months ended October 31, 1999. It was no cakewalk, however--the period will be remembered as one of heightened stock market volatility. Nonetheless, several sectors of the economy, especially those connected to the Internet, displayed consistently strong earnings growth throughout the period, of which New Opportunities took advantage.

     To enable New Opportunities to maintain its emphasis on small growth companies, it has always been our intention to close the fund to new investors when it reached $400 million in assets. The fund reached that asset level in
November and closed on November 22. If you are a shareholder in New
Opportunities, you may continue to invest in the fund.

     On the corporate front, we are proud to announce the upcoming launch of
Fund Advisor*, an online source of impartial, customized investment guidance.
Fund Advisor, which will be located at www.americancentury.com, was created to help investors select mutual funds that are right for their particular investment needs and goals. It provides specific, impartial guidance on no-load mutual funds based on funds available through your current financial advisor--including those offered by other fund families. Fund Advisor uses a sophisticated fund selection process to help investors create and monitor their investment portfolios. Watch your mail for more information about this unique new service.

     Fund Advisor is the most recent result of a year of hard work on the
American Century Web site. Early this year, our revamp of the site resulted in the creation of OnePIN and "personalized homepage" features. OnePIN's single log-on feature allows investors to manage all their investments from a single page with one personal identification number. All account information can be displayed simultaneously, giving investors a consolidated look at their entire investment portfolio. OnePIN investors can also choose to receive most shareholder information--like this report--electronically, rather than by regular mail. It's easy to set up your OnePIN the next time you visit our Web site. Call our representatives if you have questions.

     Finally, in the spirit of our ongoing Year 2000 readiness disclosure, we've provided a complete update on our preparations for Y2K on the inside front cover of this report.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                        /s/James E. Stowers III
James E. Stowers, Jr.                           James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                Chief Executive Officer

[right margin]

  Report Highlights .......................................................    2
  Market Perspective ......................................................    3

NEW OPPORTUNITIES

FINANCIAL STATEMENTS

OTHER INFORMATION
  Retirement Account Information ..........................................   17
  Background Information

*Patent pending. American Century may receive management, service, or other fees from funds recommended through Fund Advisor.

                                                  www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* What a difference a year makes. In October 1998, the markets were still reeling from the Asian financial crises and were slowly recovering from a significant drop. Even though the past year was marked by heightened stock market volatility, the period was rewarding for growth investors. The Dow
  Jones Industrials went beyond the 10,000 mark for the first time and went above 11,000 a month later.

* Technology stocks were the big winners, particularly companies involved either directly or indirectly with what has become an economy within an economy, the
  Internet. The NASDAQ Composite, home to many high-tech firms, gained 67.46%
  for the 12 months ended October 31, 1999. However, value stocks continued to lag growth stocks.

* Investors who stayed fully invested in the market were rewarded when the robust recovery came quickly. The period showed that market volatility is a two-way street, and doesn't always lead to negative returns.

NEW OPPORTUNITIES

* New Opportunities' remarkable fiscal year performance-its return was three times greater than its benchmark-was fueled by the resurgence of the technology sector, which comprised almost 46% of the fund's investments.

* New Opportunities' investments in companies providing components for fiber-optic networks used by telecommunications and cable companies were among its top performers. Harmonic, the portfolio's best-performing stock for the period, makes fiber-optic equipment for cable, satellite, and wireless networks.

* The Internet is, in one way or another, the major catalyst for revenue and earnings growth among several of our largest holdings. Many of the fund's top
  10 performing stocks were software and information services companies that specialize in providing Internet-related solutions.

* The fund also carried a large complement of companies that manufacture semiconductors--computer chips that store, process and send information. The huge volume of data riding the Internet is bringing with it the need for a new generation of high-capacity, complex semiconductors.

[left margin]

                   NEW OPPORTUNITIES
                       (TWNOX)
       TOTAL RETURNS:             AS OF 10/31/99
          6 Months                       44.71%*
          1 Year                         92.03%
       INCEPTION DATE:                 12/26/96
       NET ASSETS:                 $401 million

*  Not annualized.

Investment terms are defined in the Glossary on pages 19-20.

2      1-800-345-2021

Market Perspective from James E. Stowers III
--------------------------------------------------------------------------------
/photo of James E. Stowers III/
James E. Stowers III, Chief Executive Officer of American Century

THE YEAR IN BRIEF

     This has been a year of sharp contrasts. Consider the climate in which stocks began our fiscal year, and the atmosphere in which they ended it. In
October 1998, we were coming off a substantial downturn, which saw the S&P
500 drop 18% in just over 80 days. The Asian financial crises were with us, and the financial markets had been shaken by the collapse of a major U.S. hedge fund.

     Credit the Federal Reserve with quickly stepping in the fall of 1998 and lowering interest rates. Stocks began to recover-to the point where the Dow
Jones Industrials went beyond the 10,000 level for the first time ever and closed above 11,000 a month later.

     For the first half of our fiscal year, a handful of large growth stocks led the market. In April, long-neglected value stocks and those of smaller companies suddenly rallied amid signs of economic recovery in Asia. Unfortunately, their performance run ended only a few weeks later. When the Federal Reserve reversed course and raised rates in July and August, the market retreated. But inflation remained dormant-despite the lowest unemployment rate in 30 years-corporate earnings strengthened, and stock prices rallied again in late October.

A GREAT YEAR FOR GROWTH

     The period was rewarding for growth investors, particularly for those focused on technology, like many of our portfolios. The Internet economy-as measured by equipment and software spending-grew by almost 70% over the last 12 months. "Technology" once stood for microchips and computers. Today it refers to a broad spectrum of companies involved in endeavors as diverse as electronics, telecommunications, cable TV and media, software, and medical products.

     The growth enjoyed by many high-tech companies was reflected in the performance of the NASDAQ Composite, where many such firms are represented.
NASDAQ gained a spectacular 67.46% during the 12 months ended October 31, 1999.

     However, value investors had a relatively difficult time. The S&P
500/BARRA Growth Index was up 31.29% for the 12 months, versus a 19.01% gain for the S&P 500/BARRA Value Index.

A FINAL THOUGHT

     The last 12 months saw heightened stock market volatility as earnings-conscious investors quickly rewarded companies that exceeded expectations, and swiftly punished those that fell short. Volatility can be unnerving, but it doesn't always lead to negative returns, as our results this year demonstrate.

     Ultimately, fiscal 1999 illustrates why we try to remain fully invested.
Market upturns tend to be sudden and powerful. We want investors in position to take full advantage of "good" volatility.

[right margin]

"ULTIMATELY, FISCAL 1999 ILLUSTRATES WHY WE TRY TO REMAIN FULLY INVESTED. MARKET
UPTURNS TEND TO BE SUDDEN AND POWERFUL. WE WANT INVESTORS IN POSITION TO TAKE
FULL ADVANTAGE OF 'GOOD' VOLATILITY."

MARKET RETURNS
FOR THE YEAR ENDED OCTOBER 31, 1999
---------------------------------
S&P 500                     25.67%
S&P MIDCAP 400              21.07%
RUSSELL 2000                14.87%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED OCTOBER 31, 1999

[line chart - data below]
                  S&P 500     S&P Mid-Cap 400   Russell 2000
10/31/1998         $1.00           $1.00           $1.00
11/30/1998         $1.06           $1.05           $1.05
12/31/1998         $1.12           $1.18           $1.12
 1/31/1999         $1.17           $1.13           $1.13
 2/28/1999         $1.13           $1.07           $1.04
 3/31/1999         $1.18           $1.10           $1.06
 4/30/1999         $1.22           $1.19           $1.15
 5/31/1999         $1.19           $1.19           $1.17
 6/30/1999         $1.26           $1.26           $1.22
 7/31/1999         $1.22           $1.23           $1.19
 8/31/1999         $1.22           $1.19           $1.14
 9/30/1999         $1.18           $1.15           $1.14
10/31/1999         $1.26           $1.21           $1.15

Value on 10/31/99
S&P 500             $1.26
S&P MidCap 400      $1.21
Russell 2000        $1.15

                                                  www.americancentury.com      3

New Opportunities--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1999

                               NEW OPPORTUNITIES      RUSSELL 2000 GROWTH
======================================================================
6 MONTHS(1) ....................     44.71%                 2.82%
1 YEAR .........................     92.03%                29.28%
======================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND(2) ................     23.75%                8.44%(3)

(1) Returns for periods less than one year are not annualized.

(2) Inception was 12/26/96.

(3) Since 12/31/96, the date nearest the fund's inception for which data are available.

See pages 18-19 for information about the Russell 2000 Growth Index and returns

GROWTH OF $10,000 OVER LIFE OF FUND

[mountain chart - data below]
                    New           Russell 2000
              Opportunities       Growth Index
Date                Value             Value
12/31/1996         $10,000          $10,000
 1/31/1997          $9,745          $10,250
 2/28/1997          $8,763           $9,631
 3/31/1997          $7,957           $8,951
 4/30/1997          $7,860           $8,847
 5/31/1997          $9,294          $10,177
 6/30/1997          $9,962          $10,522
 7/31/1997         $10,847          $11,061
 8/31/1997         $10,945          $11,392
 9/30/1997         $11,712          $12,301
10/31/1997         $10,434          $11,562
11/30/1997         $10,060          $11,287
12/31/1997         $10,316          $11,294
 1/31/1998         $10,001          $11,144
 2/28/1998         $10,826          $12,128
 3/31/1998         $11,455          $12,636
 4/30/1998         $11,829          $12,713
 5/31/1998         $11,043          $11,789
 6/30/1998         $11,633          $11,909
 7/31/1998         $11,024          $10,914
 8/31/1998          $8,784           $8,395
 9/30/1998          $9,117           $9,247
10/31/1998          $9,373           $9,729
11/30/1998         $10,198          $10,484
12/31/1998         $11,691          $11,433
 1/31/1999         $11,848          $11,948
 2/28/1999         $10,885          $10,854
 3/31/1999         $11,769          $11,241
 4/30/1999         $12,437          $12,233
 5/31/1999         $12,870          $12,253
 6/30/1999         $14,383          $12,899
 7/31/1999         $14,345          $12,500
 8/31/1999         $14,855          $12,033
 9/30/1999         $16,348          $12,265
10/31/1999         $17,996          $12,579

Value on 10/31/99
New Opportunities            $17,996
Russell 2000 Growth Index    $12,579

The graph at left shows the growth of a $10,000 investment over the life of the fund (since 12/31/96, the date nearest the fund's inception for which index data are available) while the graph below shows the fund's year-by-year performance.
The Russell 2000 Growth Index is provided for comparison in each graph. New
Opportunities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the
Russell 2000 Growth Index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING OCTOBER 31)

[bar chart - data below]

                     New          Russell 2000
                Opportunities     Growth Index
Date                Return          Return
10/31/1997*           6.20           15.64
10/31/1998          -10.17          -15.86
10/31/1999           92.03           29.28

* Fund return from 12/26/96 to 10/31/97. Index return from 12/31/96 to 10/31/97

4      1-800-345-2021

New Opportunities--Q&A
--------------------------------------------------------------------------------

/photo of Chris Boyd and John Seitzer/
     An interview with Chris Boyd and John Seitzer, portfolio managers on the
New Opportunities investment team.

WHAT WAS NEW OPPORTUNITIES' RETURN FOR THE FISCAL YEAR ENDED OCTOBER 31?

     New Opportunities had a remarkable year. Its 92.03% return was three times greater than that of its benchmark, the Russell 2000 Growth Index, which gained
29.28%. That performance placed New Opportunities in the 4th percentile of its peer group (9th out of 253 small-cap growth funds) for the one-year period, according to Lipper Inc.*

WHAT FACTORS CONTRIBUTED TO NEW OPPORTUNITIES' STRONG PERFORMANCE?

     Several factors helped us achieve our results. To begin with, our style of investing was in favor over the year. Growth stocks led the market, and within that universe, shares of technology-oriented firms generally provided the best results. We were well-positioned, with nearly half of New Opportunities invested in the technology sector.

     In addition, this year has set a record for new issues in the stock market.
Many of these new companies making initial public offerings of their stock, or
IPOs, provide communications equipment, software, or other products associated with the Internet, a theme that runs throughout New Opportunities. We have invested in several new issues that fit our acceleration discipline and they have generally provided excellent returns. Beyond boosting returns, our research in the new issue arena has helped keep us abreast of leading-edge technology.

WILL YOU GIVE US EXAMPLES OF TECH COMPANIES IN THE PORTFOLIO THAT ARE BENEFITING
FROM THESE TRENDS?

     Harmonic, a company we introduced in our last report, was the portfolio's performance leader with a stunning 986% run-up over the last 12 months. Harmonic makes fiber-optic transmission equipment for communications networks. The firm's products are part of the communications pipelines linking cable companies to subscribers' homes. Cable services are a two-way street for the first time:
Networks transmit programming to viewers, who in turn send e-mail and phone calls through the same lines. Harmonic is benefiting from the billions of dollars being spent by cable TV operators, such as Cox Communications, Comcast, and Time Warner, to upgrade their networks so they can offer more channels, faster Web access, and interactive services.

     In a similar vein, suppliers of communications equipment and components such as Vitesse Semiconductor and JDS Uniphase are getting a boost from telecommunication firms' large outlays on fiber-optic networks that enable them to keep up with the traffic

*Lipper rankings are based on average annual total returns. Past performance is no guarantee of future results.

[right margin]

"GROWTH STOCKS LED THE MARKET, AND WITHIN THAT UNIVERSE, SHARES OF
TECHNOLOGY-ORIENTED FIRMS GENERALLY PROVIDED THE BEST RESULTS. WE WERE WELL-
POSITIONED, WITH NEARLY HALF OF NEW OPPORTUNITIES INVESTED IN THE TECHNOLOGY
SECTOR."

PORTFOLIO AT A GLANCE
                                       10/31/99     10/31/98
NO. OF COMPANIES                         87           95
MEDIAN P/E RATIO                         29.5         23.7
MEDIAN MARKET                           $1.13         $446
    CAPITALIZATION                     BILLION      MILLION
PORTFOLIO TURNOVER                       156%         147%
EXPENSE RATIO (FOR INVESTOR CLASS)      1.50%        1.50%

Investment terms are defined in the Glossary on pages 19-20.

                                                 www.americancentury.com      5

New Opportunities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

traveling the Internet. As Internet and wireless phone use grows exponentially, service providers must both add lines and upgrade existing ones. Vitesse sells high-end chips to telecommunications equipment companies such as Alcatel,
Ericsson, and Lucent Technologies.

WHAT ABOUT YOUR LARGEST HOLDING, GEMSTAR INTERNATIONAL GROUP?

     Gemstar is also a cable TV play. This company invented new technology for videocassette recorders that makes it possible for consumers to record shows with greater ease. More importantly, Gemstar has patented an on-screen, interactive guide that will be a viewer's best friend in a digital world that offers hundreds of channels. Advertisers already are eyeing the guide as an electronic billboard. Our decision to boost our stake in the company was handsomely rewarded--the stock price shot up 216% during the year.

WERE THERE ANY THEMES AMONG THE OTHER STOCKS THAT CONTRIBUTED TO PERFORMANCE?

     The Internet is, in one way or another, the major catalyst for revenue and earnings growth among several of our largest holdings. Many of our top 10 performing stocks were software and information services companies that enable corporations to use the Internet as a communications medium for employees and customers, and also as a sales channel.

     Information services consulting companies, such as Diamond Technology,
Sapient, and Proxicom, usually offer one or all of three broad areas of software and Internet expertise: technical know-how, strategic consulting, and creative input. Technical know-how involves linking systems and software behind the scenes, while creative input involves advising clients on Web site design and presentation and marketing tactics. Strategic consulting involves answering clients' big questions such as, "Will selling products on my Web site reduce sales from other distribution channels?"

     Calico Commerce, a San Jose-based provider of electronic commerce software, may not be a household name yet, but their roster of clients includes some of the largest Web retailers, including Dell Computer and Gateway. These companies'
Web sites use Calico software to help assess shoppers' needs and offer price quotes on a variety of products and services. In other words, Calico's software helps to simplifybuying computers and other sophisticated equipment on the
Internet.

WHICH SECTORS OR STOCKS DAMPENED PERFORMANCE?

     Our largest disappointment was St. Louis-based Express Scripts, one of the country's largest pharmacy benefits companies with 37 million members. The company continues to demonstrate strong earnings and sales growth. In addition,
Express Scripts ramped up its Internet strategy in the third quarter when it bought a 19.9% stake in online pharmacy company PlanetRx.com. However, the stock declined 33% after an independent financial research firm released a negative report on Express Scripts' accounting methods. After discussions with management, we are comfortable -- for the time being --with Express Scripts'
business condition and outlook.

[left margin]

TOP TEN HOLDINGS
                                % OF FUND INVESTMENTS
                                 AS OF          AS OF
                                10/31/99       4/30/99
GEMSTAR INTERNATIONAL
   GROUP LTD.                     5.3%          4.6%
PINNACLE SYSTEMS,
   INC.                           4.3%          5.0%
DIAMOND TECHNOLOGY
   PARTNERS, INC.                 2.9%             --
TV GUIDE, INC. CL A               2.7%             --
VITESSE SEMICONDUCTOR
   CORP.                          2.7%          2.3%
BEA SYSTEMS, INC.                 2.7%             --
C-COR ELECTRONICS,
   INC.                           2.3%          1.6%
SAPIENT CORP.                     2.2%          1.3%
POWERWAVE
   TECHNOLOGIES, INC.             2.1%          0.9%
U.S. FOODSERVICE,
   INC.                           2.0%          1.4%

TOP FIVE INDUSTRIES
                              % OF FUND INVESTMENTS
                                AS OF         AS OF
                               10/31/99      4/30/99
INFORMATION SERVICES            18.7%         15.4%
ELECTRICAL EQUIPMENT            17.0%         20.1%
COMPUTER SOFTWARE               13.8%          6.4%
SEMICONDUCTOR                    6.8%          5.4%
MEDIA                            6.4%          0.3%

6     1-800-345-2021

New Opportunities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO?

     Our search for companies experiencing accelerating growth led us to firms in numerous high-tech endeavors. As a result, our weighting in technology stocks was doubled to 46% of the fund's investments. Two more companies of note are
C-Cor.Net and Powerwave. C-Cor.Net is a Pennsylvania-based manufacturer of cable
TV network equipment (Time-Warner is its largest customer), and Powerwave builds hardware for cellular phones and for two-way radio systems used by police and emergency workers.

     We also made a large investment in media companies, which now comprise more than 6% of investments. We are optimistic about our stake in several Hispanic media companies, including Univision Communications and Radio Unica. The fast-growing Latino segment is expected to account for 40% of the U.S.
population growth, and to double its spending to $1 trillion annually over the next 10 years. Despite that buying power, only 1% of all advertising dollars spent by U.S. companies today are directed at this group. Hispanic media properties should benefit from increasing advertising revenues as marketers try to reach this segment of the population.

WHAT'S YOUR STRATEGY FOR THE FUND HEADING INTO 2000?

     While the types of companies New Opportunities owns constantly change, our basic underlying strategy remains the same: owning successful firms that are growing faster this quarter than the last one, or the one before that. Our database is designed to identify companies throughout the economy that are displaying the growth characteristics we demand, giving us a rich list of companies to choose from.

[right margin]

"OUR SEARCH FOR COMPANIES EXPERIENCING ACCELERATING GROWTH LED US TO FIRMS IN
NUMEROUS HIGH-TECH ENDEAVORS. AS A RESULT, OUR WEIGHTING IN TECHNOLOGY STOCKS
WAS DOUBLED TO 46% OF THE FUND'S INVESTMENTS."

TYPES OF INVESTMENTS IN THE PORTFOLIO
AS OF OCTOBER 31, 1999

[pie chart - data below]
Common Stocks                 99%
Temporary Cash Investments     1%

AS OF APRIL 30, 1999
[pie chart - data below]
Common Stocks                 99%
Temporary Cash Investments     1%

                                                 www.americancentury.com      7

New Opportunities--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

OCTOBER 31, 1999

Shares                    ($ in Thousands)                            Value
-----------------------------------------------------------------------------
COMMON STOCKS & WARRANTS -- 99.5%

COMPUTER HARDWARE & BUSINESS  MACHINES -- 2.2%
                  27,600   Emulex Corp.(1)                       $    4,303
                  60,000   Flextronics International Ltd. ADR(1)      4,258
                                                                -----------
                                                                      8,561
                                                                -----------
COMPUTER SOFTWARE -- 13.8%
                 182,800   Active Software, Inc.(1)                   6,644
                 233,600   BEA Systems, Inc.(1)                      10,636
                  34,200   Calico Commerce Inc.(1)                    2,119
                     932   Centennial Technologies
                              & Warrants(1)                               4
                  60,900   Cysive, Inc.(1)                            3,507
                  14,000   Liberate Technologies, Inc.(1)               956
                  49,100   Microstrategy, Inc.(1)                     4,780
                 207,300   National Instruments Corp.(1)              6,238
                 218,000   Radiant Systems, Inc.(1)                   3,427
                 148,300   Rational Software Corp.(1)                 6,331
                 165,200   SmartForce(1)                              3,397
                 167,100   TIBCO Software Inc.(1)                     6,512
                     900   Vitria Technology, Inc.(1)                    59
                                                                -----------
                                                                     54,610
                                                                -----------
CONSTRUCTION & REAL PROPERTY -- 2.4%
                 106,650   Elcor Corp.                                2,626
                 188,300   Insituform Technologies, Inc. Cl A(1)      4,531
                  93,500   Pinnacle Holdings Inc.(1)                  2,256
                                                                -----------
                                                                      9,413
                                                                -----------
DEFENSE/AEROSPACE -- 0.5%
                  32,400   Alliant Techsystems Inc.(1)                1,993
                                                                -----------
DEPARTMENT STORES -- 0.9%
                 180,100   Family Dollar Stores, Inc.                 3,715
                                                                -----------
DRUGS -- 2.9%
                  69,300   Biovail Corp. International(1)             3,824
                 208,300   ChiRex Inc.(1)                             5,891
                  67,100   IGEN International, Inc.(1)                1,648
                                                                -----------
                                                                     11,363
                                                                -----------
ELECTRICAL EQUIPMENT -- 17.0%
                  98,000   Advanced Energy Industries, Inc.(1)        4,018
                 120,300   Brooks Automation, Inc.(1)                 2,293
                 227,800   C-COR.net Corp.(1)                         8,934
                 201,900   DII Group, Inc.(1)                         7,275
                 110,600   Harmonic Lightwaves, Inc.(1)               6,574

Shares                    ($ in Thousands)                            Value
-----------------------------------------------------------------------------
                 142,300   Jabil Circuit, Inc.(1)                $    7,435
                  51,000   Optical Coating Laboratory, Inc.           5,479
                 604,200   Pinnacle Systems, Inc.(1)                 16,859
                 129,800   Powerwave Technologies, Inc.(1)            8,392
                                                                -----------
                                                                     67,259
                                                                -----------
ELECTRICAL UTILITIES -- 1.2%
                  80,900   Calpine Corp.(1)                           4,662
                                                                -----------
FINANCIAL SERVICES -- 3.2%
                   6,200   Advance Paradigm, Inc.(1)                    264
                 204,700   Concord EFS, Inc.(1)                       5,533
                 135,100   Express Scripts, Inc. Cl A(1)              6,620
                                                                -----------
                                                                     12,417
                                                                -----------
FOOD & BEVERAGE -- 2.6%
                  95,400   American Italian Pasta Co. Cl A(1)         2,397
                 409,400   U.S. Foodservice, Inc.(1)                  7,855
                                                                -----------
                                                                     10,252
                                                                -----------
GROCERY STORES -- 0.8%
                  84,100   Wild Oats Markets, Inc.(1)                 2,954
                                                                -----------
HEAVY ELECTRICAL EQUIPMENT -- 1.4%
                 180,700   Cable Design Technologies Corp.(1)         3,501
                  61,300   Teleflex Inc.                              2,088
                                                                -----------
                                                                      5,589
                                                                -----------
INFORMATION SERVICES -- 18.7%
                 140,500   BISYS Group, Inc. (The)(1)                 7,166
                 111,600   CSG Systems International, Inc.(1)         3,840
                 179,700   Diamond Technology Partners Inc.(1)       11,602
                 135,600   Fiserv, Inc.(1)                            4,335
                 240,300   Gemstar International Group Ltd.(1)       20,846
                  37,400   HomeStore.com, Inc.(1)                     1,757
                  40,000   Jupiter Communications, Inc.(1)            1,374
                  65,500   Luminant Worldwide Corp.(1)                2,591
                  88,300   MedQuist Inc.(1)                           2,823
                  63,500   Proxicom, Inc.(1)                          4,870
                  68,100   Sapient Corp.(1)                           8,721
                 166,400   TenFold Corp.(1)                           3,864
                                                                -----------
                                                                     73,789
                                                                -----------
INTERNET -- 4.4%
                  93,700   E-Stamp Corp.(1)                           2,167
                  70,000   Exodus Communications, Inc.(1)             6,013
                  32,500   Inktomi Corp.(1)                           3,300
                 103,800   PlanetRx.com, Inc.(1)                      2,443
                  33,000   RealNetworks, Inc.(1)                      3,621
                                                                -----------
                                                                     17,544
                                                                -----------

8          1-800-345-2021                 See Notes to Financial Statements

New Opportunities--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1999

Shares                     ($ in Thousands)                              Value
-------------------------------------------------------------------------------
LEISURE -- 2.7%
                  90,600   Action Performance Cos. Inc.(1)          $    1,843
                  67,100   International Speedway Corp. Cl A             3,451
                 122,300   Speedway Motorsports, Inc.(1)                 5,335
                                                                   ------------
                                                                        10,629
                                                                   ------------
MEDIA -- 6.4%
                 115,000   Acme Communications, Inc.(1)                  4,104
                  84,300   Radio Unica Corp.(1)                          2,408
                 123,600   Salem Communications Corp. Cl A(1)            3,078
                 206,700   TV Guide, Inc. Cl A(1)                       10,852
                  58,900   Univision Communications Inc. Cl A(1)         5,010
                                                                   ------------
                                                                        25,452
                                                                   ------------
MEDICAL PRODUCTS & SUPPLIES -- 5.7%
                  76,700   ArthroCare Corp.(1)                           5,522
                 161,600   Aurora Biosciences Corp.(1)                   1,975
                  36,500   Chemdex Corp.(1)                              1,396
                 226,800   CONMED Corp.(1)                               5,649
                  94,600   KeraVision, Inc.(1)                           1,002
                 131,500   Mentor Corp.                                  3,086
                  53,500   Novoste Corp.(1)                                918
                  56,000   QIAGEN N.V.(1)                                2,972
                                                                   ------------
                                                                        22,520
                                                                   ------------
MEDICAL PROVIDERS & SERVICES -- 0.5%
                 322,600   NovaMed Eyecare, Inc.(1)                      2,117
                                                                   ------------
MINING & METALS -- 0.4%
                 146,200   U.S. Aggregates, Inc.(1)                      1,745
                                                                   ------------
MOTOR VEHICLES & PARTS -- 0.5%
                 101,400   National R.V. Holdings, Inc.(1)               2,072
                                                                   ------------

Shares                     ($ in Thousands)                              Value
------------------------------------------------------------------------------
SEMICONDUCTOR -- 6.8%
                  44,000   JDS Uniphase Corp.(1)                   $     7,341
                  56,300   Kopin Corp.(1)                                2,358
                  22,800   PMC-Sierra, Inc.(1)                           2,148
                 105,600   PRI Automation, Inc.(1)                       4,244
                 236,800   Vitesse Semiconductor Corp.(1)               10,856
                                                                   ------------
                                                                        26,947
                                                                   ------------
SPECIALTY STORES -- 1.9%
                  94,700   Fred's, Inc.                                  1,154
                 240,500   Sunglass Hut International, Inc.(1)           2,909
                 153,700   Tuesday Morning Corp.(1)                      3,578
                                                                   ------------
                                                                         7,641
                                                                   ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 2.6%
                 120,900   Eagle USA Airfreight, Inc.(1)                 3,578
                 222,200   Forward Air Corp.(1)                          6,583
                                                                   ------------
                                                                        10,161
                                                                   ------------
TOTAL COMMON STOCKS & WARRANTS                                         393,405
                                                                   ------------
   (Cost $263,839)

 TEMPORARY CASH INVESTMENTS -- 0.5%
       Repurchase Agreement, BA Security Services,
          Inc., (U.S. Treasury obligations), in a joint
          trading account at 5.20%, dated 10/29/99,
          due 11/1/99 (Delivery value $1,801)                            1,800
                                                                  -------------
   (Cost $1,800)

TOTAL INVESTMENT SECURITIES -- 100.0%                                 $395,205
                                                                  =============
   (Cost $265,639)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.

See Notes to Financial Statements                 www.americancentury.com      9

Statement of Assets and Liabilities
-----------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. Net assets divided by shares outstanding is the share price, or NET
ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

OCTOBER 31, 1999

ASSETS                                  (In Thousands Except Per Share Amounts)
Investment securities, at value
(identified cost of $265,639) (Note 3) ..........................       $395,205
Cash ............................................................          3,476
Receivable for investments sold .................................         13,317
Dividends and interest receivable ...............................              6
                                                                        --------
                                                                         412,004
                                                                        --------
LIABILITIES
Payable for investments purchased ...............................         10,566
Accrued management fees (Note 2) ................................            476
                                                                        --------
                                                                          11,042
                                                                        --------
NET ASSETS ......................................................       $400,962
                                                                        ========
CAPITAL SHARES, $0.01 PAR VALUE
Authorized ......................................................        200,000
                                                                        ========
Outstanding .....................................................         43,792
                                                                        ========
NET ASSET VALUE PER SHARE .......................................       $   9.16
                                                                        ========
NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) .........................       $214,134
Accumulated undistributed net
   realized gain on investment transactions .....................         57,262
Net unrealized appreciation on investments (Note 3) .............        129,566
                                                                        --------
                                                                        $400,962
                                                                        ========

10          1-800-345-2021                  See Notes to Financial Statements

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED OCTOBER 31, 1999

INVESTMENT LOSS                                                   (In Thousands)
INCOME:
Interest .......................................................      $     437
Dividends ......................................................            157
                                                                      ---------
                                                                            594
                                                                      ---------
EXPENSES (Note 2):
Management fees ................................................          4,175
Directors' fees and expenses ...................................              2
                                                                      ---------
                                                                          4,177
                                                                      ---------
NET INVESTMENT LOSS ............................................         (3,583)
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ...............................         74,553
Change in net unrealized appreciation on investments ...........        115,193
                                                                      ---------
Net realized and unrealized gain on investments ................        189,746
                                                                      ---------
Net Increase in Net Assets Resulting from Operations ...........      $ 186,163
                                                                      =========

See Notes to Financial Statements               www.americancentury.com      11

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED OCTOBER 31, 1999 AND OCTOBER 31, 1998

INCREASE (DECREASE) IN NET ASSETS
                                                                         1999         1998
OPERATIONS                                                                 (In Thousands)
Net investment loss ...............................................   $  (3,583)   $  (2,780)
Net realized gain (loss) on investments ...........................      74,553       (9,957)
Change in net unrealized appreciation on investments ..............     115,193      (12,322)
                                                                      ---------    ---------
Net increase (decrease) in net assets resulting from operations ...     186,163      (25,059)
                                                                      ---------    ---------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .........................................      49,239       45,749
Payments for shares redeemed ......................................     (47,931)     (38,465)
                                                                      ---------    ---------
Net increase in net assets from capital share transactions ........       1,308        7,284
                                                                      ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS .............................     187,471      (17,775)

NET ASSETS
Beginning of period ...............................................     213,491      231,266
                                                                      ---------    ---------
End of period .....................................................   $ 400,962    $ 213,491
                                                                      =========    =========

TRANSACTIONS IN SHARES OF THE FUND
Sold ..............................................................       7,011        8,852
Redeemed ..........................................................      (8,016)      (7,584)
                                                                      ---------    ---------
Net increase (decrease) ...........................................      (1,005)       1,268
                                                                      =========    =========

12          1-800-345-2021                              See Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. New Opportunities Fund (the fund) is one of the thirteen series of funds issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available.
Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation
(depreciation) on investments, respectively. There were no open futures contracts on October 31, 1999.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                                                www.americancentury.com      13

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1999

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee is 1.50%.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 1999, were $432,396,120 and
$424,641,454, respectively.

    At October 31, 1999, accumulated net unrealized appreciation was
$129,230,343, based on the aggregate cost of investments for federal income tax purposes of $265,974,785, which consisted of unrealized appreciation of
$141,214,819 and unrealized depreciation of $11,984,476.

--------------------------------------------------------------------------------
4. BANK LOANS

    Effective December 18, 1998, the fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the period December 18, 1998 through October 31,
1999.

14      1-800-345-2021

New Opportunities--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                    FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                             1999            1998            1997(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period .................   $      4.77     $      5.31     $      5.00
                                                         -----------     -----------     -----------
Income From Investment Operations
  Net Investment Loss ................................         (0.08)          (0.06)          (0.04)
  Net Realized and Unrealized Gain (Loss)
    on Investment Transactions .......................          4.47           (0.48)           0.35
                                                         -----------     -----------     -----------
  Total From Investment Operations ...................          4.39           (0.54)           0.31
                                                         -----------     -----------     -----------
Net Asset Value, End of Period .......................   $      9.16     $      4.77     $      5.31
                                                         ===========     ===========     ===========
  TOTAL RETURN(2) ....................................         92.03%         (10.17)%          6.20%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ....          1.50%           1.50%           1.49%(3)
Ratio of Net Investment Loss to Average Net Assets ...         (1.29)%         (1.16)%    (1.09)%(3)
Portfolio Turnover Rate ..............................           156%            147%            118%
Net Assets, End of Period (in thousands) .............   $   400,962     $   213,491     $   231,266

(1) December 26, 1996 (inception) through October 31, 1997.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements                www.americancentury.com          15

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of New Opportunities Fund (the
"Fund"), one of the funds comprising American Century Mutual Funds,
Inc., as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended and for the period December 26, 1996 (inception)
through October 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October
31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New
Opportunities Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated
periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
December 7, 1999

16      1-800-345-2021

Retirement Account Information
--------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke your election at any time by sending a written notice to
us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                www.americancentury.com      17

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 13 growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to invest in successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies.

     AMERICAN CENTURY NEW OPPORTUNITIES generally invests in the securities of small companies that exhibit accelerating growth. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies.
Therefore, the fund is subject to significant price volatility, but offers long-term growth potential. To enable the fund to maintain its emphasis on small growth companies, it has always been our intention to close New Opportunities to new investors when it reached $400 million in assets. The fund reached that asset level in November 1999 and closed to new investors on November 22, 1999.
Current shareholders as of that date may continue to invest in the fund.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The NASDAQ COMPOSITE is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on the regular NASDAQ market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios, and, in general, share other characteristics with value-style stocks.

     The S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The index is further broken down into two mutually exclusive value and growth indices. The RUSSELL 2000 GROWTH INDEX, used in this report, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

[left margin]

PORTFOLIO MANAGERS
  New Opportunities
       CHRIS BOYD, CFA
       JOHN SEITZER, CFA

18      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on pages 15.

INVESTMENT TERMS

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the
Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- these are stocks generally considered to be companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.2 billion. Though dynamic given its sensitivity to market fluctuation, this is the market capitalization breakpoint on October 31, 1999, as determined by Lipper Inc. The
Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- these are stocks generally considered to be companies with a market capitalization (the total value of a company's outstanding stock) of between $1.9 billion and $8.2 billion. Though dynamic given its sensitivity to market fluctuation, this is the market capitalization range on October 31, 1999, as determined by Lipper Inc.
The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.

                                                 www.americancentury.com      19

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- these are stocks generally considered to be companies with a market capitalization (the total value of a company's outstanding stock) of less than $1.9 billion. Though dynamic given its sensitivity to market fluctuation, this is the market capitalization breakpoint on October 31, 1999, as determined by Lipper Inc. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.

20       1-800-345-2021

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

                                DOMESTIC EQUITY

                                Small Cap Quantitative
                                Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation:           Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation:           Income & Growth
   Moderate                     Value
Strategic Allocation:           Large Cap Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

                                SPECIALTY

                                Global Natural Resources

 The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

 The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time.
Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the
Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

--------------------------------------------------------------------------------
[back]

[american century logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

WHO WE ARE

[photo of runner]

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

--------------------------------------------------------------------------------
American Century Investments                                    BULK RATE
P.O. Box 419200                                            U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                 AMERICAN CENTURY
www.americancentury.com                                        COMPANIES

9910        Funds Distributor, Inc. is the distributor for American Century funds
SH-ANN-18647                        (c)1999 American Century Services Corporation

[front cover]

OCTOBER 31, 1999

AMERICAN CENTURY (reg. sm)
Annual Report

[graphic of runners]
[graphic of person looking at computer screen]

Tax-Managed Value

[american century logo (reg.sm)]
American
Century

[inside front cover]

Y2K Testing Efforts Pay Dividends in Preparedness
--------------------------------------------------------------------------------

   Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999, to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

   When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

   Recognizing the possible impact of the Y2K issue, our senior-level Steering
Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000, a non-event for American Century investors.

   Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

   In March and April of this year, we participated in the Security Industry
Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data
Test conducted by the SIA and Financial Information Forum in May. Again, the
computer scripts were executed successfully with no Y2K-related errors.

   In addition to our testing schedule, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

Tax-Managed Value
(ACTIX)
-------------------------------------------------------------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY
FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Tackling the Rollover Challenge
--------------------------------------------------------------------------------

   Changing jobs or retiring? The American Century Personalized Rollover
Service(SM) provides individualized service that makes rolling over your employer-sponsored retirement plan easy and stress free.

   Our Rollover Expert Team will:

   * Give personal guidance on which options best meet your retirement needs by explaining the types of investments available through both our mutual funds and
American Century Brokerage.

   * Assist you with the paperwork, helping to ensure it's completed right the first time.

   * Monitor retirement plan money as it rolls over from your employer-sponsored plan to the American Century Rollover IRA account.

   Call the Rollover Expert Team weekdays 7 a.m. to 7 p.m. (CT) at
1-888-345-2431, ext. 4232, or visit our Web site at www.americancentury.com.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E Stowers Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     Common stock investors, particularly those who invest in "value"
stocks, can be forgiven if we look back on the seven months ending October 31,
1999-- Tax-Managed Value's first months in operation--with a little frustration.
When the fund was launched on March 31, 1999, investors in search of predictable earnings in an unpredictable economy were still clutching tightly to what the
Street had anointed the "Nifty Twenty"--a trusted group of
household-name growth stocks. For funds like Tax-Managed Value, which hunts for stocks selling at attractive prices, it appeared that some water-treading was in store.

     Or so we thought. In a move so fast some analysts labeled it "panic buying," the market stampeded toward value stocks, which had been disdained for almost three years. Value stocks took off--but it was a short flight. Two interest rate increases over the summer by the Federal Reserve sent investors retreating to the Nifty Twenty.

     On the corporate front, we are constantly looking for ways to enhance our ability to generate investment returns and reduce costs associated with the management of our funds. One priority, for example, has been reducing the costs of buying and selling securities for our funds. Thus, we have been investing in companies that provide technology for electronic communications networks (ECNs).
Today, more than one-third of our equity trades are executed over these
"alternative" networks. Savings in this area directly affect the performance of your funds.

     We're also pleased to report that American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand.

     Finally, in the spirit of our ongoing Year 2000 readiness disclosure, we've provided a complete update on our preparations for Y2K on the inside front cover of this report.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                         /s/James E. Stowers III
James E. Stowers, Jr.                            James E. Stowers III
Chairman of the Board and Founder                Vice Chairman of the Board and
                                                 Chief Executive Officer

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
TAX-MANAGED VALUE

FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ............................................................   10
   Statement of Operations ................................................   11
   Statement of Changes
   in Net Assets ..........................................................   12
   Notes to Financial
   Statements .............................................................   13
   Financial Highlights ...................................................   15
   Independent
   Auditors' Report .......................................................   16
OTHER INFORMATION
   Share Class and Retirement
   Account Information ....................................................   17
   Background Information
      Investment Philosophy

                                                www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*    The year ended October 31, 1999, was a trying one for value investors, who will remember the period as one of heightened volatility.

*    In the second calendar quarter, the Russell 2000, which tracks smaller firms, gained more than 15%. Undervalued larger-capitalization stocks surged and improving foreign economies helped cyclical stocks. The first of two Federal Reserve interest rate hikes left the markets unscathed, and the major stock indices continued to climb.

*    In August, a second interest rate hike by the Fed sent a ripple of anxiety through the market. Investors quickly rewarded companies whose earnings exceeded expectations and punished those that fell short.

TAX-MANAGED VALUE

*    Tax-Managed Value was launched on March 31, 1999. From its inception through October 31, 1999, the fund returned 3.60%. Its benchmark, the
     S&P 500/BARRA Value Index, rose 6.25%, and the S&P 500 posted a
     6.71% gain.

*    Fund performance was influenced by the market's ambivalent relationship with value stocks. Two interest-rate hikes over the summer sent investors away from value-oriented and cyclical stocks to the relative safety of a handful of high-growth companies.

*    Tax-Managed Value benefited from a modest exposure to the technology sector. The fund's stake in electric utilities was also beneficial.

*    Performance was dampened by insurance holdings. The insurance industry in general struggled through an environment made difficult by increasing price competition and a glut of capital in the industry.

[left margin]

                 TAX-MANAGED VALUE
                     (ACTIX)
       TOTAL RETURNS:         AS OF 10/31/99
          6 Months               -5.99%*
          Since Inception         3.60%
       INCEPTION DATE:           3/31/99
       NET ASSETS:           $46.1 million

*Not annualized.

Investment terms are defined in the Glossary on pages 19-20.

2      1-800-345-2021

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

A TOUGH PERIOD

     The seven months ended October 31, 1999, tested the mettle of common stock investors, who will remember the period as one of heightened volatility. When we closed the book on American Century Tax-Managed Value's first seven months in existence, the Standard & Poor's Index had eked out a 6.71% gain.

     Nestled in the seven-month period was a sharp but short-lived shift in stock market sentiment. Stocks entered the calendar quarter buoyed by a strong economy in the 33rd calendar quarter of its expansion. Actually,
"stocks" might be overstating the case. In reality, investors seemed content holding only a handful of large, well-known growth stocks, their first line of defense in case this was the quarter the economy began to slow.

A SUDDEN SHIFT

     In April, though, investors suddenly moved to smaller and midsized companies, whose valuations were (and remain) the most attractive they've been in decades. In the second calendar quarter alone, the Russell 2000 Index, which tracks smaller firms, gained more than 15%. Undervalued larger-capitalization stocks surged and improving foreign economies enabled cyclical stocks to fare well. Not even the first of two interest rate hikes by the Federal Reserve could spoil the party as the major stock indices climbed to record highs in mid-July.

     The music stopped when Fed Chairman Alan Greenspan warned that the Fed was ready to act "promptly and forcefully" to raise interest rates at the first sign of inflation. Wall Street waited nervously for the next Fed move, which came in August after government reports showed lower productivity gains.

A VOLATILE THIRD QUARTER

     In the third calendar quarter alone, the Dow Jones Industrials moved 100 points or more over 20 times, divided almost equally between advances and declines. The volatility was evidence of an atmosphere in which investors, struggling to get a clear read on the economy, quickly rewarded companies whose earnings exceeded expectations, and swiftly punished those that fell short. Put simply, if you didn't own high-growth technology companies, particularly those involved in what has become an economy within an economy--the Internet--you were bruised in the third quarter.

STAYING THE COURSE

     In my last message to you, I indicated that we were finding terrific value opportunities, particularly in the small-and mid-cap universe. You saw evidence of that in the two months immediately following Tax-Managed Value's launch, when, with the value style in vogue, this fledgling fund posted a 9.40% gain.
Frustrating as they may be, volatile periods are a normal part of the investment experience. Some are longer than others. The key is to remain patient and true to your investment discipline.

[right margin]

"PUT SIMPLY, IF YOU DIDN'T OWN HIGH-GROWTH TECHNOLOGY COMPANIES, PARTICULARLY
THOSE INVOLVED IN WHAT HAS BECOME AN ECONOMY WITHIN AN ECONOMY--THE
INTERNET--YOU WERE BRUISED IN THE THIRD QUARTER."

MARKET RETURNS

FOR THE SEVEN MONTHS ENDED OCTOBER 31, 1999

S&P 500/BARRA VALUE                               6.25%
S&P MIDCAP 400/BARRA VALUE                        5.82%
S&P SMALLCAP 600/BARRA VALUE                      8.45%

Sources: Lipper Inc. and Russell/Mellon Analytical

These indices represent the performance of large-, medium- , and small-capitalization value stocks.

[mountain chart data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SEVEN MONTHS ENDED OCTOBER 31, 1999

                S&P 500           S&P 400           S&P 600
3/31/99          $1.00             $1.00             $1.00
4/30/99          $1.09             $1.10             $1.09
5/31/99          $1.07             $1.11             $1.13
6/30/99          $1.11             $1.15             $1.20
7/31/99          $1.07             $1.13             $1.18
8/31/99          $1.05             $1.09             $1.13
9/30/99          $1.01             $1.04             $1.11
10/31/99         $1.06             $1.06             $1.08

value on 10/31/99
S&P 500 $1.06
S&P 400 $1.06
S&P 600 $1.08

                                                  www.americancentury.com     3

Tax-Managed Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1999*

                                    INVESTOR CLASS (INCEPTION 3/31/99)

                              TAX-MANAGED VALUE      S&P 500/ BARRA VALUE
6 MONTHS ......................    -5.99%                   -2.18%
LIFE OF FUND ..................     3.60%                    6.25%

* Returns for periods less than one year are not annualized.
See pages 18-19 for information about the S&P 500/BARRA Value Index and returns

[mountain chart data below]

GROWTH OF $10,000 OVER LIFE OF FUND

           Tax-Managed Value            S&P 500
3/31/99        $10,000                  $10,000
4/30/99        $11,020                  $10,962
5/31/99        $10,940                  $10,670
6/30/99        $11,299                  $11,079
7/31/99        $10,780                  $10,738
8/31/99        $10,359                  $10,467
9/30/99        $9,919                   $10,057
10/31/99       $10,360                  $10,625

Value as of 10/31/99
$10,360 Tax-Managed Value
$10,625 S&P 500

The graph at left shows the growth of a $10,000 investment over the life of the fund. The S&P 500/BARRA Value Index is provided for comparison. Tax-Managed
Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P
500/BARRA Value Index do not. In addition, the S&P 500/BARRA Value Index is rebalanced twice annually. Generally, stocks that are removed have appreciated in price. However, the returns shown exclude any tax considerations associated with such changes in the index. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

4      1-800-345-2021

Tax-Managed Value--Q&A
--------------------------------------------------------------------------------
[photo of Mark Mallon and Chuck Ritter]
     An interview with Mark Mallon and Chuck Ritter, portfolio managers on the
Tax-Managed Value investment team.

TAX-MANAGED VALUE WAS INTRODUCED ON MARCH 31, 1999. HOW HAS IT PERFORMED SINCE
ITS INCEPTION?

     Tax-Managed Value was fortunate to take advantage of a strong, value-focused market during the first two months of its existence. From that point through the end of October 1999, value stocks fell out of favor. From its inception through October 31, 1999, the fund returned 3.60%. Its benchmark, the
S&P 500/BARRA Value Index, rose 6.25% and the S&P 500 posted a 6.71%
gain.

WHAT MARKET FACTORS INFLUENCED THE FUND'S PERFORMANCE?

     First and foremost was the market's ambivalent relationship with value stocks. Shortly after the fund's launch value stocks returned to favor. Many of the stocks were economically sensitive companies, and good news from abroad regarding a rebound in economic growth sent these battered stocks from the bottom of the heap straight to the top. However, as we entered summer, interest rates rose in anticipation of a tighter Federal Reserve monetary policy. Then the Fed raised short-term interest rates in June and August to head off any inflation the robust U.S. economy might spark. In response, the market gravitated back toward an ever-narrowing group of high-growth stocks that paced the market through the end of the period.

     For its part, Tax-Managed Value lagged its performance benchmark because it had more of a value bias than the index, and a moderately smaller average market capitalization. In other words, it had a greater-than-average exposure to stocks with low price-to-earnings or price-to-book ratios, and the fund's median company size was somewhat smaller than that of the index.

HOW WOULD YOU DESCRIBE YOUR VALUE INVESTING APPROACH?

     We look at what we are paying for a company's cash flow, and we look for good relative value. By relative value, we mean that we are looking for stocks that are cheap relative to their historical valuations and growth potential. At times, we'll find that a stock is attractive because it currently trades at a lower than normal premium to the market. We'll invest in such a stock if we feel it will be rewarded by having its valuation bumped back towards its normal range. For the most part, stocks that look attractive now are trading at larger than normal discounts to the market, and we are investing in the expectation that the valuations will improve and their discount to the market will narrow.
As such, we are now emphasizing many traditional value areas of the market.

     Once we find a stock that looks good based on these parameters, we analyze the company's prospects to make sure we are comfortable with the sustainability of the company's fundamentals. Finally, we consider sector weightings. At times, many stocks in an area of the market are priced cheaply and we will overweight that sector. However, once we have a substantial overweight in a particular sector, we'll think twice about

[right margin]

"ONCE WE FIND A STOCK THAT LOOKS GOOD BASED ON THESE PARAMETERS, WE ANALYZE
THE COMPANY'S PROSPECTS TO MAKE SURE WE ARE COMFORTABLE WITH THE SUSTAINABILITY
OF THE COMPANY'S FUNDAMENTALS."

PORTFOLIO AT A GLANCE
                                                    10/31/99
NO. OF COMPANIES                                       90
MEDIAN P/E RATIO                                       16.5
MEDIAN MARKET                                         $19.5
   CAPITALIZATION                                     BILLION
PORTFOLIO TURNOVER                                     41%(1)
EXPENSE RATIO
   (INVESTOR CLASS)                                   1.10%(2)

(1) From 3/31/99 to 10/31/99.

(2) Annualized.

Investment terms are defined in the Glossary on pages 19-20.

                                                  www.americancentury.com      5

Tax-Managed Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

adding a new position there. On the other hand, if we are interested in a security that comes from a sector where the fund is substantially underweight versus the index, that consideration might make the stock even more attractive to us.

AT THE SAME TIME, THE FUND TRIES TO MINIMIZE THE IMPACT OF FEDERAL TAXES ON
SHAREHOLDER RETURNS.

     That is correct, and Tax-Managed Value's strategy takes on two main guises.
First, we're less likely than other value managers to sell off a stock that has had a sudden burst of performance. Other value managers often liquidate a position as a stock advances to a predetermined price target. Instead, we'll tend to buy something when it's cheap and then hold on to it for some time, provided, of course, the company's fundamentals remain solid.

     In addition, we'll actively manage positions for tax considerations. We may reduce a position after a decline in order to realize capital losses, and then, if it continues to trade at attractive levels, rebuild the position after the
IRS "wash sale" period has passed. This strategy helps us minimize net capital gains because realized capital losses offset realized capital gains.
This allows us to then cash in on some of our winners without triggering capital gains distributions.

LET'S TAKE A LOOK AT SOME OF THE LARGER SECTORS REPRESENTED IN THE FUND.

     Banks had the largest industry representation at the end of the period, at about 13%. Although this position is large in an absolute sense, it is underweighted relative to the S&P 500/BARRA Value Index. Although banks experienced a nice rebound in October, they struggled during most of the period as a result of interest rate fears. That hurt our investments in Bank of America and Bank One, for example. The latter was particularly impacted by disappointing results in its First USA credit card division.

     Telephone companies had the second largest representation. This industry used to be a large part of the S&P 500/BARRA Value Index, which changes twice a year. When several phone companies left the index, we thought they still offered attractive prospects. The market agreed with us about Bell Atlantic and
GTE, two stocks that proved to be top performers for the fund. AT&T, however, suffered from concerns that it wouldn't live up to the ambitious plans it had set out for itself over the next few years in the cable TV and telephone area.

WHICH INVESTMENTS PROVED MOST FRUITFUL?

     Tax-Managed Value benefited from its modest exposure to the technology sector. Unfortunately, technology provided scant opportunity for value investors, because many of these stocks were trading at very high valuation levels. Nevertheless, there were some opportunities for the fund to take advantage of technology stocks that were undervalued relative to their historical price-to-earnings ratios.

     Nortel Networks proved to be the best performer; the telecommunications equipment provider thrived on the expansion of the Internet. Small- to medium-sized positions in Motorola, Texas Instruments, Computer Associates, and
Oracle also added strong contributions to Tax-Managed Value's performance.

[left margin]

TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
                                            AS OF               AS OF
                                          10/31/99             4/30/99
EXXON CORP.                                  2.9%                3.6%
CITIGROUP INC.                               2.8%                3.2%
MCI WORLDCOM, INC.                           2.4%                    --
AT&T CORP.                                   2.3%                3.3%
BELL ATLANTIC CORP.                          2.1%                2.2%
FORD MOTOR CO.                               2.1%                2.5%
ROYAL DUTCH
     PETROLEUM CO.
     NEW YORK SHARES                         2.0%                2.2%
PHILIP MORRIS
     COMPANIES INC.                          1.9%                0.5%
BANKAMERICA CORP.                            1.9%                2.3%
ALLSTATE CORP.                               1.7%                1.5%

TOP FIVE INDUSTRIES
                                              % OF FUND INVESTMENTS
                                            AS OF               AS OF
                                          10/31/99             4/30/99
BANKS                                       13.3%               14.2%
TELEPHONE                                    8.4%                9.2%
ENERGY RESERVES &
     PRODUCTION                              7.8%                9.5%
ELECTRICAL UTILITIES                         6.7%                5.0%
PROPERTY AND CASUALTY
     INSURANCE                               6.6%                4.3%

6          1-800-345-2021

Tax-Managed Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

ELECTRIC UTILITIES AND INSURANCE COMPANIES WERE ALSO WELL-REPRESENTED IN THE
FUND. HOW HAVE THEY FARED?

     Electric utility companies--more than 6% of the fund's holdings at the close of the period--did very well. We made purchases in this area because we found the stocks to be very cheap. They had lagged the market as their slow growth prospects made them less appealing in a growth-oriented market. However, that changed as investors came to appreciate that ongoing deregulation of the industry has opened some opportunities. Companies such as fund holdings Edison
International, Dominion, and Constellation Energy have been able to grow earnings by cutting costs and diversifying into other industries and across borders.

     Insurance companies, including Allstate, another of our investments, suffered from reduced pricing power and a glut of capital in the industry. We've purchased insurance stocks on the cheap with the feeling that the cycle will turn for them at some point. The industry was certainly helped at the very end of the period, when federal legislation was passed tearing down most of the barriers that prevented banks, securities dealers, insurance companies, and other financial services providers from engaging in each other's businesses.

YOU USE SEVERAL STRATEGIES FOR AVOIDING TAXABLE DISTRIBUTIONS, SUCH AS INVESTING
IN COMPANIES THAT YOU CAN HOLD FOR LONG PERIODS OF TIME AND BALANCING INVESTMENT
LOSSES AGAINST GAINS. WOULD REPLICATING THE COMPOSITION OF THE S&P 500/BARRA
VALUE INDEX BE A WAY OF AVOIDING CAPITAL GAINS TAXES ALTOGETHER?

     No, because the composition of the index changes over time. For example, between March 31, 1999--Tax-Managed Value's inception date--through June 30,
1999, 40 stocks were removed from the index. These 40 stocks represented 16.3%
of the index as of March 31, and had a weighted average return of 14.1% for the three months ending June 30. An investor who replicated the index would have had to sell these 40 stocks--and consequently, realize any capital gains they would have earned during that period. At a 39.6% tax rate on short-term gains, a taxable investor would have lost 0.9% of the index's pre-tax return. This difference in returns also does not reflect any transaction costs that the investor would have incurred in selling the stocks.

WHAT IS YOUR OUTLOOK HEADING INTO 2000?

     We think the underpinnings of the economy remain strong, and that some of the cyclical stocks could attract interest as their earnings improve. If that's the case, Tax-Managed Value's holdings in these areas would be a big plus.
Regardless of the economic backdrop, we don't plan to change our approach. With an eye toward softening the impact of federal taxes, we'll continue to build
Tax-Managed Value one stock at a time, looking for solid, fundamentally strong companies selling at the most attractive prices. We believe these companies will offer the best long-term opportunities when the market rewards value investors again.

[right margin]

"WE THINK THE UNDERPINNINGS OF THE ECONOMY REMAIN STRONG, AND THAT SOME OF
THE CYCLICAL STOCKS COULD ATTRACT INTEREST AS THEIR EARNINGS IMPROVE."

[pie chart data below]
TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF OCTOBER 31, 1999
Temporary Cash Investments     2%
Common Stocks                 98%

AS OF APRIL 30, 1999
Temporary Cash Investments     3%
Common Stocks                 97%

                                                  www.americancentury.com      7

Tax-Managed Value--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

OCTOBER 31, 1999

Shares                                                          Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.6%

APPAREL & TEXTILES -- 0.9%
                  10,200   Liz Claiborne, Inc.                     $    408,000
                                                             -------------------------
BANKS -- 13.3%
                  19,000   Banc One Corp.                               713,688
                  13,300   Bank of America                              856,188
                   7,500   Chase Manhattan Corp.                        655,312
                  24,200   Citigroup Inc.                             1,309,829
                  12,000   First Union Corp.                            512,250
                   9,600   Fleet Boston Corp.                           418,800
                  12,600   KeyCorp                                      352,012
                  14,000   National City Corp.                          413,000
                  10,000   Summit Bancorp.                              346,250
                  15,000   U.S. Bancorp                                 555,938
                                                             -------------------------
                                                                      6,133,267
                                                             -------------------------
CHEMICALS -- 2.6%
                  10,900   Air Products and Chemicals, Inc.             299,750
                   7,000   FMC Corp.(1)                                 284,812
                   2,400   Minnesota Mining &
                             Manufacturing Co.                          228,150
                  18,000   Sherwin-Williams Co.                         402,750
                                                             --------------------------
                                                                      1,215,462
                                                             --------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 1.8%
                   7,500   Hewlett-Packard Co.                          555,469
                   2,800   Sun Microsystems, Inc.(1)                    296,188
                                                             --------------------------
                                                                        851,657
                                                             --------------------------
COMPUTER SOFTWARE -- 4.0%
                   7,300   Computer Associates International, Inc.      412,450
                   7,500   International Business Machines Corp.        737,812
                   4,900   Microsoft Corp.(1)                           453,556
                   5,500   Oracle Corp.(1)                              261,766
                                                             --------------------------
                                                                      1,865,584
                                                             -------------------------
CONSUMER DURABLES -- 1.0%
                   6,800   Whirlpool Corp.                              473,875
                                                             -------------------------
DEFENSE/AEROSPACE -- 2.7%
                   9,000   Boeing Co.                                   414,562
                   6,300   Lockheed Martin Corp.                        126,000
                  18,000   Raytheon Co. Cl A                            493,875
                   5,000   TRW Inc.                                     214,375
                                                             -------------------------
                                                                      1,248,812
                                                             -------------------------
Shares                                                                   Value
------------------------------------------------------------------------------------

DEPARTMENT STORES -- 1.5%

                  16,500   Dillard's Inc. Cl A                  $       311,438
                  13,200   Sears, Roebuck & Co.                         372,075
                                                             -------------------------
                                                                        683,513
                                                             -------------------------
DRUGS -- 3.0%
                   5,700   American Home Products Corp.                 297,825
                   3,500   Lilly (Eli) & Co.                            241,062
                   7,300   Merck & Co., Inc.                            580,806
                  13,600   Mylan Laboratories Inc.                      243,950
                                                             -------------------------
                                                                      1,363,643
                                                             -------------------------
ELECTRICAL EQUIPMENT -- 3.5%
                  14,200   Harris Corp.                                 318,612
                   7,000   Lucent Technologies Inc.                     449,750
                   2,400   Motorola, Inc.                               233,850
                  10,000   Nortel Networks Corp.                        619,375
                                                             -------------------------
                                                                      1,621,587
                                                             -------------------------
ELECTRICAL UTILITIES -- 6.7%
                  12,500   American Electric Power Co., Inc.            431,250
                  17,000   Constellation Energy Group                   521,688
                  12,000   Dominion Resources, Inc. (Va.)               577,500
                  22,100   Edison International                         654,712
                   9,700   FPL Group, Inc.                              488,031
                  20,000   Sempra Energy                                408,750
                                                             -------------------------
                                                                      3,081,931
                                                             -------------------------
ENERGY RESERVES & PRODUCTION -- 7.8%
                   4,200   Chevron Corp.                                383,512
                  12,569   Conoco Inc. Cl B                             340,934
                  18,000   Exxon Corp.                                1,333,125
                   6,600   Mobil Corp.                                  636,900
                  15,100   Royal Dutch Petroleum Co.
                              New York Shares                           905,056
                                                             -------------------------
                                                                      3,599,527
                                                             -------------------------
ENVIRONMENTAL SERVICES -- 0.7%
                  17,000   Waste Management, Inc.                       312,375
                                                             -------------------------
FINANCIAL SERVICES -- 4.0%
                  14,300   Countrywide Credit Industries, Inc.          485,306
                  10,700   Fannie Mae                                   757,025
                  14,000   Household International, Inc.                624,750
                                                             -------------------------
                                                                      1,867,081
                                                             -------------------------
FOOD & BEVERAGE -- 2.0%
                  17,500   ConAgra, Inc.                                456,094
                  13,500   PepsiCo, Inc.                                468,281
                                                             -------------------------
                                                                        924,375
                                                             -------------------------

8          1-800-345-2021                             See Notes to Financial Statements

Tax-Managed Value--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1999

Shares                                                          Value
--------------------------------------------------------------------------------
HEAVY ELECTRICAL EQUIPMENT -- 2.3%
                   8,400   Cooper Industries, Inc.                $     361,725
                  11,300   Emerson Electric Co.                         678,706
                                                             --------------------------
                                                                      1,040,431
                                                             --------------------------
INDUSTRIAL PARTS -- 2.8%
                  13,000   ITT Industries, Inc.                         444,438
                   9,900   Parker-Hannifin Corp.                        453,544
                  12,500   Snap-on Inc.                                 379,688
                                                             --------------------------
                                                                      1,277,670
                                                             --------------------------
INFORMATION SERVICES -- 0.5%
                   4,000   Electronic Data Systems Corp.                234,000
                                                             --------------------------
LEISURE -- 1.9%
                   8,700   Eastman Kodak Co.                            599,756
                  21,000   Mattel, Inc.                                 280,875
                                                             --------------------------
                                                                        880,631
                                                             --------------------------
LIFE AND HEALTH INSURANCE -- 1.1%
                  16,500   Torchmark Corp.                              514,594
                                                             --------------------------
MEDIA -- 2.2%
                  14,000   Disney (Walt) Co.(1)                         369,250
                   8,900   MediaOne Group Inc.(1)                       632,456
                                                             --------------------------
                                                                      1,001,706
                                                             --------------------------
MEDICAL PROVIDERS & SERVICES -- 2.9%
                  20,500   Columbia/HCA Healthcare Corp.                494,562
                  55,000   HEALTHSOUTH Corp.(1)                         316,250
                  10,500   United HealthCare Corp.                      542,719
                                                             --------------------------
                                                                      1,353,531
                                                             --------------------------
MINING & METALS -- 0.8%
                  15,000   Crown Cork & Seal Co., Inc.                  359,062
                                                             --------------------------
MOTOR VEHICLES & PARTS -- 3.2%
                  17,800   Ford Motor Co.                               976,775
                   7,000   General Motors Corp.                         491,750
                                                             --------------------------
                                                                      1,468,525
                                                             --------------------------
OIL REFINING -- 1.7%
                   5,100   Texaco Inc.                                  313,012
                  15,800   USX-Marathon Group                           460,175
                                                             --------------------------
                                                                        773,187
                                                             --------------------------
PROPERTY AND CASUALTY INSURANCE -- 6.6%
                  27,200   Allstate Corp.                               782,000

Shares                                                                   Value
-------------------------------------------------------------------------------------
                   9,100   Chubb Corp. (The)                     $      499,362
                  10,000   MBIA Inc.                                    570,625
                   8,200   MGIC Investment Corp.                        489,950
                   8,000   SAFECO Corp.                                 219,250
                  15,000   St. Paul Companies, Inc.                     480,000
                                                             --------------------------
                                                                      3,041,187
                                                             --------------------------
PUBLISHING -- 2.5%
                   8,600   American Greetings Corp. Cl A                222,525
                  11,300   Deluxe Corp.                                 319,225
                   9,400   Knight-Ridder, Inc.                          596,900
                                                             -------------------------
                                                                      1,138,650
                                                             -------------------------
RESTAURANTS -- 0.9%
                  10,200   McDonald's Corp.                             420,750
                                                             -------------------------
SECURITIES & ASSET MANAGEMENT -- 0.6%
                   7,500   Franklin Resources, Inc.                     262,500
                                                             -------------------------
SEMICONDUCTOR -- 0.6%
                   3,200   Texas Instruments Inc.                       287,200
                                                             -------------------------
TELEPHONE -- 8.4%
                  22,200   AT&T Corp.                                 1,037,850
                  15,100   Bell Atlantic Corp.                          980,556
                   9,800   GTE Corp.                                    735,000
                  13,000   MCI WorldCom, Inc.(1)                      1,115,156
                                                             -------------------------
                                                                      3,868,562
                                                             -------------------------
TOBACCO -- 1.9%
                  34,300   Philip Morris Companies Inc.                 863,931
                                                             -------------------------
TOTAL COMMON STOCKS                                                  44,983,056
                                                             -------------------------
   (Cost $44,475,116)
===============================================================================

TEMPORARY CASH INVESTMENTS -- 2.4%

    Repurchase Agreement, Goldman Sachs & Co.,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.13%, dated 10/29/99,
       due 11/1/99 (Delivery Value $1,100,470)                        1,100,000
                                                             -------------------------
   (Cost $1,100,000)
TOTAL INVESTMENT SECURITIES -- 100.0%                               $46,083,056
                                                             =========================
   (Cost $45,575,116)

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

See Notes to Financial Statements                 www.americancentury.com      9

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. The net assets divided by shares outstanding is the share price, or NET
ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

OCTOBER 31, 1999

ASSETS

Investment securities, at value
  (identified cost of $45,575,116) (Note 3) ..................    $  46,083,056
Cash .........................................................           44,228
Dividends and interest receivable ............................           45,900
                                                                  -------------
                                                                     46,173,184
                                                                  -------------
LIABILITIES
Accrued management fees (Note 2) .............................           40,987
Payable for directors' fees and expenses .....................               29
                                                                  -------------
                                                                         41,016
                                                                  -------------
Net Assets ...................................................    $  46,132,168
                                                                  =============
CAPITAL SHARES, $0.01 PAR VALUE
Authorized - Investor Class ..................................      134,000,000
                                                                  =============
Outstanding - Investor Class .................................        8,903,049
                                                                  =============
Net Asset Value Per Share ....................................    $        5.18
                                                                  =============
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ......................    $  45,511,107
Undistributed net investment income ..........................          286,032
Accumulated net realized loss on investment transactions .....         (172,911)
Net unrealized appreciation on investments (Note 3) ..........          507,940
                                                                  -------------
                                                                  $  46,132,168
                                                                  =============

10          1-800-345-2021                       See Notes to Financial Statements

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

MARCH 31, 1999 (INCEPTION) THROUGH OCTOBER 31, 1999

INVESTMENT INCOME
Income:
Dividends .......................................................     $ 503,067
Interest ........................................................        59,575
                                                                      ---------
                                                                        562,642
                                                                      ---------
Expenses (Note 2):
Management fees .................................................       276,382
Directors' fees and expenses ....................................           228
                                                                      ---------
                                                                        276,610
                                                                      ---------

Net investment income ...........................................       286,032
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
Net realized loss on investments ................................      (172,911)
Change in net unrealized appreciation on investments ............       507,940
                                                                      ---------

Net realized and unrealized gain on investments .................       335,029
                                                                      ---------

Net Increase in Net Assets Resulting from Operations ............     $ 621,061
                                                                      =========

See Notes to Financial Statements             www.americancentury.com         11

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page), income and capital gain distributions, and shareholder investments and redemptions.

MARCH 31, 1999 (INCEPTION) THROUGH OCTOBER 31, 1999

Increase in Net Assets

OPERATIONS
Net investment income .........................................    $    286,032
Net realized loss on investment transactions ..................        (172,911)
Change in net unrealized appreciation on investments ..........         507,940
                                                                   ------------
Net increase in net assets resulting from operations ..........         621,061
                                                                   ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .....................................      47,330,405
Payments for shares redeemed ..................................      (1,819,298)
                                                                   ------------
Net increase in net assets from capital share transactions ....      45,511,107
                                                                   ------------
Net increase in net assets ....................................      46,132,168
                                                                   ============
NET ASSETS
Beginning of period ...........................................            --
                                                                   ------------

End of period .................................................    $ 46,132,168
Undistributed net investment income ...........................    $    286,032
                                                                   ============

TRANSACTIONS IN SHARES OF THE FUND
Sold ..........................................................       9,255,286
Redeemed ......................................................        (352,237)
                                                                   ------------
Net increase ..................................................       8,903,049
                                                                   ============

12          1-800-345-2021                      See Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. Tax-Managed Value Fund (the fund) is one of the thirteen series of funds issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth by investing primarily in common stocks that management believes to be undervalued at the time of purchase while attempting to minimize the impact of federal taxes on shareholder returns. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue three classes of shares:
the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Investor Class commenced on March 31, 1999.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available.
Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 1999, accumulated net realized capital loss carryovers of
$172,911 (expiring in 2007) may be used to offset future taxable gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

                                                  www.americancentury.com      13

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1999

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average daily closing net assets during the previous month. The annual management fee is 1.10% for the
Investor Class.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the period March 31, 1999 through October 31, 1999, were
$61,254,712 and $16,606,685, respectively.

    At October 31, 1999, accumulated net unrealized appreciation was $507,940, which consisted of unrealized appreciation of $3,784,496 and unrealized depreciation of $3,276,556 The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

14      1-800-345-2021

Tax-Managed Value--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                       1999(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ..........................   $     5.00
                                                                  ----------
Income From Investment Operations
  Net Investment Income .......................................         0.04
  Net Realized and Unrealized Gain on Investment Transactions .         0.14
                                                                  ----------
  Total From Investment Operations ............................         0.18
                                                                  ----------
Net Asset Value, End of Period ................................   $     5.18
                                                                  ==========
  Total Return(2) .............................................         3.60%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .............         1.10%(3)
Ratio of Net Investment Income to Average Net Assets ..........         1.14%(3)
Portfolio Turnover Rate .......................................           41%
Net Assets, End of Period (in thousands) ......................   $   46,132

(1) March 31, 1999 (inception) through October 31, 1999.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements                 www.americancentury.com      15

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tax-Managed Value Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October
31, 1999, and the related statements of operations and changes in net assets for the period March 31, 1999 (inception) through October 31, 1999, and the financial highlights for the period March 31, 1999 (inception) through October
31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Tax-Managed Value Fund as of October 31, 1999, the results of its operations for the period then ended, the changes in its net assets for the period then ended, and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
December 7, 1999

16      1-800-345-2021

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Investor Class,
Advisor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans, or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke your election at any time by sending a written notice to
us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                  www.americancentury.com      17

Background Information
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INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth and income funds including domestic equity, balanced, asset allocation, and specialty. Tax-Managed Value is a general equity fund managed to provide growth over time with less volatility than more aggressive growth funds. The fund invests primarily in common stocks while attempting to minimize the impact of federal taxes on shareholder returns.
Stock purchases are based on a company-by-company analysis to determine whether a stock is trading below what the fund management team considers fair value.
Once the management team understands why the stock's price is depressed, if the team believes the undervaluation is temporary, it may purchase the stock. Broad diversification across many industries is stressed to prevent the performance of one sector from dominating fund returns.

     AMERICAN CENTURY TAX-MANAGED VALUE invests in the equity securities of medium to large companies that the management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow, and dividends. If the stock's price relative to these measures is low relative to where it typically has traded, it is a candidate for purchase. The managers also will attempt to minimize the impact of federal income taxes on shareholder returns by attempting to minimize taxable distributions to shareholders.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, it is intended to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price- to-book ratios, and, in general, share other characteristics associated with value-style stocks.

     The S&P MIDCAP 400/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 400 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with value-style stocks.

     The S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P SmallCap 600 stocks that have lower price-to-book ratios. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

[left margin]

PORTFOLIO MANAGERS
TAX-MANAGED VALUE
     MARK MALLON, CFA
     CHARLES RITTER, CFA

18      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on page 15.

INVESTMENT TERMS

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the
Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- these are stocks generally considered to be companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.2 billion. Though dynamic given its sensitivity to market fluctuation, this is the market capitalization breakpoint on October 31, 1999, as determined by Lipper Inc. The
Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- these are stocks generally considered to be companies with a market capitalization (the total value of a company's outstanding stock) of between $1.9 billion and $8.2 billion. Though dynamic given its sensitivity to market fluctuation, this is the market capitalization range on October 31, 1999, as determined by Lipper Inc.
The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.

                                                  www.americancentury.com      19

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- these are stocks generally considered to be companies with a market capitalization (the total value of a company's outstanding stock) of less than $1.9 billion. Though dynamic given its sensitivity to market fluctuation, this is the market capitalization breakpoint on October 31, 1999, as determined by Lipper Inc. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.

20      1-800-345-2021

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                             RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS            TAX-FREE MONEY MARKETS

Premium Capital Reserve          FL Municipal Money Market
Prime Money Market               CA Municipal Money Market
Premium Government Reserve       CA Tax-Free Money Market
Government Agency                Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                    TAX-FREE BONDS

Target 2025*                     CA High-Yield Municipal
Target 2020*                     High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                              RISK LEVEL - MODERATE

TAXABLE BONDS                    TAX-FREE BONDS

Long-Term Treasury               CA Long-Term  Tax-Free
Target 2005*                     Long-Term Tax-Free
Bond                             CA Insured Tax-Free
Premium Bond

                             RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                    TAX-FREE BONDS

Intermediate-Term Bond           CA Intermediate-Term Tax-Free
Intermediate-Term Treasury       AZ Intermediate-Term Municipal
GNMA                             FL Intermediate-Term Municipal
Inflation-Adjusted Treasury      Intermediate-Term  Tax-Free
Limited-Term Bond                CA Limited-Term Tax-Free
Target 2000*                     Limited-Term  Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

                                 DOMESTIC EQUITY

                                 Small Cap Quantitative
                                 Small Cap Value

                              RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED        DOMESTIC EQUITY          SPECIALTY

Strategic Allocation:            Equity Growth            Utilities
   Aggressive                    Equity Index             Real Estate
Balanced                         Tax-Managed Value
Strategic Allocation:            Income & Growth
   Moderate                      Value
Strategic Allocation:            Large Cap Value
   Conservative                  Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                             RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                  SPECIALTY                INTERNATIONAL

New Opportunities                Global Gold              Emerging Markets
Giftrust(reg.tm)                                          International Discovery
Vista                                                     International Growth
Heritage                                                  Global Growth
Growth
Ultra(reg.tm)
Select

                              RISK LEVEL - MODERATE

                                 SPECIALTY
                                 Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

--------------------------------------------------------------------------------
[back cover]
[graphic of runners]

WHO WE ARE

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS, FINANCIAL ADVISORS, INSURANCE
COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                    BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                         COMPANIES

9912        Funds Distributor, Inc is the distributor for American Century funds
SH-ANN-18861                      (c) 1999 American Century Services Corporation